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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
WPS RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WPS RESOURCES CORPORATION
700 North Adams Street, P. O. Box 19001, Green Bay, Wisconsin 54307-9001

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 3, 2001

Our Annual Meeting will be held on Thursday, May 3, 2001, at 10:00 A.M., CDT, at the Weidner Center, on the campus of the University of Wisconsin — Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin. Our shareholders are asked to vote to:

    1.  Re-elect two directors, Richard A. Bemis and Robert C. Gallagher, to three-year terms or until successors have been elected;

    2.  Approve the WPS Resources Corporation 2001 Omnibus Incentive Compensation Plan;

    3.  Approve the Amended and Restated WPS Resources Corporation Deferred Compensation Plan;

    4.  Approve the WPS Resources Corporation Non-Employee Director Deferred Compensation and Deferred Stock Unit Plan; and

    5.  Transact any other business properly brought to the Annual Meeting.

If you held shares in WPS Resources at the close of business on March 6, 2001, you are entitled to vote at the Annual Meeting.

You may vote your shares in person at the Annual Meeting, by completing and mailing the enclosed proxy, calling toll-free (877) 550-2959, or over the Internet at http://www.proxyvoting.com/wps. We request that you vote in advance whether or not you attend the Annual Meeting. You may revoke your proxy prior to the vote at the Annual Meeting or by voting your shares in person at the meeting. Please review the attached Proxy Statement and follow the directions closely in exercising your vote.

                      WPS RESOURCES CORPORATION

                      BARTH J. WOLF
                       Secretary and Manager — Legal Services

Green Bay, Wisconsin
March 19, 2001

The enclosed proxy is solicited by the Board of Directors. Your vote is important no matter how large or small your holdings. To assure your representation at the meeting, please complete, sign exactly as your name appears, date, and promptly mail the enclosed proxy card in the postage-paid envelope provided or use one of the alternative voting options provided.

PROXY STATEMENT

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders and proxy card were first mailed to shareholders on or about March 19, 2001 and are furnished in connection with the solicitation of proxies by the Board of Directors of WPS Resources Corporation.

FREQUENTLY ASKED QUESTIONS

Q:
Why have I received this material?
A:
Our Board of Directors has sent you this proxy material and invitation to the Annual Shareholders Meeting to ask for your vote as a WPS Resources' shareholder to re-elect two members of the Board of Directors and approve the listed executive and director compensation plans.
Q:
How are Directors elected?
A:
A plurality of votes cast is required for the election of directors. At the Annual Meeting we will be electing two directors. "Plurality" means that if there are more than two nominees, the two individuals who receive the largest number of votes will be elected as directors. The total votes cast must represent a quorum of the shares eligible to vote. Votes withheld will not be cast and will not affect the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.
Q:
What constitutes a quorum?
A:
A quorum is the number of shares that must be in attendance at a meeting to lawfully conduct business. Votes of a majority of the shares entitled to vote will constitute a quorum. As of the record date, we had 26,564,491 shares eligible to vote. Votes of 13,282,246 shares will constitute a quorum.
Q:
Are there any other issues to be voted on?
A:
Our Board of Directors is also requesting shareholders to approve two compensation plans applicable to executives and one compensation plan applicable to directors of WPS Resources at this Annual Meeting. The affirmative vote of a majority of the votes cast is required for approval of these proposed compensation plans, provided that a majority of the outstanding shares of WPS Resources' common stock are voted on the proposal.
Q:
Do I need to attend the Annual Meeting in order to vote?
A:
No. You can vote by completing and mailing the enclosed proxy card or using one of the other voting options available. You may also vote at the Annual Meeting in person by submitting your proxy card at the meeting.
Q.
Who can vote?
A:
Anyone who owns WPS Resources common stock as of the close of business on March 6, 2001 can vote. Each of your shares will be entitled to one vote.

Q:
How do I vote?
A:
You may vote your shares in any one of three different methods:
  1)
  Complete, sign, and date each proxy card you receive and return it in the prepaid envelope;
  2)
  Vote your proxy over the telephone by calling (877) 550-2959; or
  3)
  Voting over the Internet at http://www.proxyvoting.com/wps.

Complete instructions on how to vote your shares over the telephone or Internet are provided on your proxy card. Your completed proxy will be voted in accordance with your instructions. If you return your proxy card and do not mark any selections, your proxy will be voted for the re-election of Richard A. Bemis and Robert C. Gallagher and for approval of each of the proposed compensation plans. You have the right to change your vote any time before the meeting by:

    1)
    notifying us in writing,
    2)
    revoting over the telephone or Internet, or
    3)
    returning a later-dated proxy card.

You may also change your vote by voting in person at the Annual Meeting.

By voting your shares you also authorize your shares to be voted on any other business which may properly come before the Annual Meeting in accordance with the best judgement of the appointed proxies, Larry L. Weyers and Barth J. Wolf.

You may vote over the telephone or the Internet until midnight Eastern Time on May 2, 2001.

Q:
Do I need to return the proxy card if I vote over the telephone or Internet?
A:
If you vote your proxy over the Internet or telephone you should not mail your proxy card. If you mail your proxy card in, it will be counted as if you intended to change your vote.
Q:
How are shares held in the Employee Stock Ownership Plan Trust voted?
A:
If you own stock in the Wisconsin Public Service Employee Stock Ownership Plan you are provided a proxy card which, when returned, will serve as voting instructions to the plan trustee. The trustee of the plan is State Street Bank and Trust Company in Boston, Massachusetts. The trustee will vote the plan shares in the manner indicated on the proxy card submitted. The trustee will vote any shares for which proxy cards are not submitted by participants in the same proportion as the shares for which proxy cards were submitted.
Q:
Who are the largest shareholders?
A:
We do not have a single shareholder of our common stock holding more than 5% of the outstanding shares.
Q:
When are the 2002 shareholder proposals due?
A:
In order to be included in next year's proxy statement, shareholder proposals must be submitted in writing by November 20, 2001. Proposals should be submitted to Barth J. Wolf, Secretary and Manager — Legal Services, WPS Resources Corporation, P. O. Box 19001, Green Bay, WI 54307-9001.

Re-election of Directors

Our Board of Directors is made up of nine directors. The nine directors are divided into three classes. Each year one class of directors is elected to a three-year term. In addition to the eight directors listed below the Board of Directors has appointed, contingent on completion of the merger, William F. Protz, Jr., (age 56) formerly a director of Wisconsin Fuel and Light Company as an additional Class C director as required by the merger agreement between WPS Resources and Wisconsin Fuel and Light. The merger is expected to be completed in April 2001.

Directors nominated for re-election are:

Class A — Term Expiring in 2001

Name	Age	Principal Occupation	Director Since
Richard A. Bemis	59	President and Chief Executive Officer, Bemis Manufacturing Company, Sheboygan Falls, WI (manufacturer of toilet seats, contract plastics, and wood products)	1983
Robert C. Gallagher	62	President and Chief Executive Officer, Associated Banc-Corp, Green Bay, WI, since 2000; President and Chief Operating Officer, Associated Banc-Corp, Green Bay, WI, since 1998; Chairman and Chief Executive Officer, Associated Bank, Green Bay, WI and Vice Chairman, Associated Banc-Corp, Green Bay, WI 1981 - 1998	1992

Each of the Class A directors has served in the same or another position with the employer indicated for at least five years.

The Board of Directors has no reason to believe that any of these nominees will be unable or unwilling to serve as a director if elected. If any nominee is unable or unwilling to serve, the shares represented by proxies solicited by the Board will be voted for the election of such other person as the Board may recommend.

Clarence R. Fisher, Class A director and former President and Chief Executive Officer of Upper Peninsula Power Company, retired from the Board of Directors effective February 1, 2001.

Current directors not standing for re-election this year are:

Class B — Term Expiring in 2002

Name	Age	Principal Occupation	Director Since
A. Dean Arganbright	70	Retired Chairman, President, and Chief Executive Officer, Wisconsin National Life Insurance Company, Oshkosh, WI	1972
James L. Kemerling	61	President and Chief Executive Officer, Riiser Oil Company since 1999; Consultant, Wausau, WI, 1996 - 1999; Chairman, President, and Chief Executive Officer, The Specialty Packaging Group, Inc., Wausau, WI (manufacturer of composite cans), 1994 - 1996	1988
John C. Meng	56	Chairman of the Board, Schreiber Foods, Inc. since October 1999; Chairman, President and Chief Executive Officer, Schreiber Foods, Inc. May 1999 - October 1999; President and Chief Executive Officer, Schreiber Foods, Inc., 1989 - 1999	2000

Mr. Arganbright, who is retired, served in the same or another position with Wisconsin National Life Insurance Company for at least five years prior to his retirement.

Class C — Term Expiring in 2003

Name	Age	Principal Occupation	Director Since
Michael S. Ariens	69	Chairman, Ariens Company, Brillion, WI (manufacturer of outdoor power equipment)	1974
Kathryn M. Hasselblad-Pascale	53	Managing Partner, Hasselblad Machine Company, LLP, Green Bay, WI (manufacturer of automatic screw machine products)	1987
Larry L. Weyers	55	Chairman, President, and Chief Executive Officer of WPS Resources	1996

Each of the Class C directors has served in the same or another position with the employer indicated for at least five years.

The following table lists the Board committees, their members as of December 31, 2000, and the number of Board and Board Committee meetings for 2000:

Director (* Chairman)	Board		Audit		Compensation and Nominating		Financial		Strategic Action Planning
A. Dean Arganbright	X		X		X	*
Michael S. Ariens	X		X						X	*
Richard A. Bemis	X		X	*
Clarence R. Fisher	X								X
Robert C. Gallagher	X		X		X		X
Kathryn M. Hasselblad-Pascale	X		X		X				X
James L. Kemerling	X		X				X	*
John C. Meng	X		X				X
Larry L. Weyers	X	*
Number of Meetings in 2000	9		2		8		2		1

All directors attended a minimum of 77% of all meetings in 2000, including meetings of the Board and each committee of which they are members.

Other directorships held by our directors include the following:

  Richard A. Bemis — W. H. Brady Company, Milwaukee, WI

  Robert C. Gallagher — Associated Banc-Corp, Green Bay, WI

  James L. Kemerling — Badger Paper Mills, Inc., Peshtigo, WI

  John C. Meng — Associated Banc-Corp, Green Bay, WI

Audit Committee

The Audit Committee currently consists of all seven non-employee directors of WPS Resources. The members include Richard A. Bemis, Chairman, A. Dean Arganbright, Michael S. Ariens, Robert C. Gallagher, Kathryn M. Hasselblad-Pascale, James L. Kemerling, and John C. Meng. The Audit Committee has adopted a charter and it is attached to this Proxy Statement as Appendix A. WPS Resources securities are listed on the New York Stock Exchange and are governed by its listing standards. All members of the Audit Committee meet the independence standards of Section 303.01(B)(2)(a) of Regulation S-K and the standards of the New York Stock Exchange including the requirements for financial literacy. For a detailed listing of the duties and responsibilities of the Committee see the attached Audit Committee Charter.

Compensation and Nominating Committee

The Compensation and Nominating Committee consists of three non-employee directors. Its function is to define and establish an executive compensation strategy for WPS Resources and to recommend to the Board compensation, bonuses, and benefits to be paid directors, officers and other key employees. The Committee also:

  •
  recommends candidates to be nominated for election as directors at the Annual Meeting,
  •
  recommends candidates to fill any vacancies on the Board, and
  •
  approves officer changes.

If you would like to propose someone to serve as a director, you can do so by contacting the WPS Resources Secretary. As provided in the WPS Resources by-laws any proposed nominees and appropriate biographical information must be submitted to the Secretary, between January 10, 2002 and February 4, 2002 for consideration at the 2002 Annual Meeting.

Board Compensation

In 2000, each non-employee director received:

  •
  a $17,500 annual retainer,
  •
  $900 for each Board meeting attended,
  •
  $200 for each telephonic Board meeting attended, and
  •
  $850 for each Board committee meeting attended.

Employee directors receive no compensation for serving as directors.

Beneficial Ownership

This table indicates the $1 Par Value Common Stock and Stock Options the officers and directors of WPS Resources own as of January 1, 2001. We believe that the following table is an accurate representation of beneficial owners of more than 5% of any class of our securities. The table is based upon reports on Schedules 13G filed with the Securities and Exchange Commission and other information believed to be reliable.

		Amount and Nature of Shares Beneficially Owned January 1, 2001

Name and Title		Aggregate Number of Shares Beneficially Owned (9)	Number of Shares Subject to Stock Options	Percent of Shares

A. Dean Arganbright Director		6,010	3,000	*

Michael S. Ariens Director	(1)	12,455	3,000	*

Richard A. Bemis Director		9,189	3,000	*

Clarence R. Fisher Director President and CEO Upper Peninsula Power Company	(2)	18,298	22,817	*

Robert C. Gallagher Director		12,714	3,000	*

Kathryn M. Hasselblad-Pascale Director	(3)	8,309	3,000	*

James L. Kemerling Director	(4)	5,834	3,000	*

John C. Meng Director	(5)	13,721	3,000	*

Larry L. Weyers Director Chairman, President, and CEO WPS Resources Corporation		89,705	210,840	*

Patrick D. Schrickel Executive Vice President WPS Resources Corporation	(6)	37,089	83,550	*

Phillip M. Mikulsky Senior Vice President — Development WPS Resources Corporation		29,706	55,392	*

Daniel P. Bittner Senior Vice President and Chief Financial Officer WPS Resources Corporation	(7)	31,929	26,064	*

All 22 directors and officers as a group	(8)	374,247	580,764	1.4

*
Less than 1% of WPS Resources outstanding shares of common stock

None of the persons listed beneficially owns shares of any other class of our equity securities, except Mr. Arganbright's spouse who owns 10 shares of Wisconsin Public Service Preferred Stock 5% Series ($100 par value).

(1)
Includes 3,326 shares held by M&M Ariens, Inc.

(2)
Includes 5,516 shares held in joint tenancy.

(3)
Includes 2,187 shares owned by spouse.

(4)
Includes 800 shares held in an individual retirement account.

(5)
Includes 10,000 shares held in joint tenancy.

(6)
Includes 200 shares held as custodian for children.

(7)
Includes 617 shares held in joint tenancy.

(8)
Includes 16,497 shares held in joint tenancy and 240 shares held as custodian for children.

(9)
Aggregate Number of Shares Beneficially Owned includes shares of common stock held in the Employee Stock Ownership Plan and Trust, the Wisconsin Public Service Corporation Deferred Compensation Trust, and all stock options which are exercisable within six months of December 31, 2000. Each director or officer has sole voting and investment power with respect to the shares reported, unless otherwise noted. No voting or investment power exists related to the stock options reported until exercised.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of changes in ownership of our common stock with the Securities and Exchange Commission. We have reviewed statements of beneficial ownership furnished to us and written representations made by our officers and directors. To our knowledge, all required individuals complied on a timely basis with all Section 16(a) filing requirements in 2000.

Summary Compensation Table

This table shows cash and other compensation paid to or earned by each of the Named Executive Officers for the last three fiscal years. Named Executive Officers include the Chief Executive Officer and the next four most highly compensated executive officers for 2000.

					Long-Term Compensation

		Annual Compensation			Awards		Payouts

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Title	Year	Salary ($) (4)	Bonus ($)	Other Annual Compen- sation ($) (5)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compen- sation ($) (6)
Larry L. Weyers	2000	346,066	5,319	15,186	0	74,840	0	345,714
Chairman, President,	1999	404,167	2,376	10,031	0	136,000	0	130,098
and CEO (1)	1998	393,214	0	9,390	0	0	0	46,893
Patrick D. Schrickel	2000	271,018	75,766	14,881	0	27,550	0	48,098
Executive Vice President	1999	253,282	27,935	9,830	0	56,000	0	36,657
	1998	239,389	0	9,201	0	0	0	17,367
Clarence R. Fisher	2000	230,494	61,129	0	0	817	0	10,547
President and Chief	1999	224,430	21,986	0	0	22,000	0	34,595
Executive Officer (2)(3)	1998	60,316	0	0	0	0	0	0
Phillip M. Mikulsky	2000	164,986	40,644	7,431	0	21,392	0	85,786
Senior Vice President —	1999	152,767	15,000	4,909	0	34,000	0	55,986
Development	1998	141,264	0	4,595	0	0	0	38,440
Daniel P. Bittner	2000	162,236	6,287	10,510	0	4,064	0	127,777
Senior Vice President and	1999	154,068	4,970	6,943	0	22,000	0	98,509
Chief Financial Officer	1998	151,735	0	6,499	0	0	0	63,213

All officers of WPS Resources Corporation unless otherwise noted.

(1)
Mr. Weyers assumed the duties of Chairman on February 12, 1998.

(2)
Officer of Upper Peninsula Power Company.

(3)
Only reported compensation is that paid by WPS Resources, Wisconsin Public Service, or by Upper Peninsula Power since its acquisition by WPS Resources.

(4)
In addition to base salary, these amounts include Elective Deferred Compensation in the Reserve Account, and Mandatory Deferred Compensation.

(5)
These amounts reflect Above-Market Earnings on Elective Deferred Compensation. Perquisites for the Chief Executive Officer and the four Named Executive Officers were less than $50,000 or 10% of the total of salary and bonus for the year and, accordingly, are not listed.

(6)
All Other Compensation as reported in the table above is:

Name and Title	Year	Contributions to Employee Stock Ownership Plan ($)	Above Market Earnings on Mandatory Deferred Compensation ($)	Elective Deferred Compensation in the Stock Account ($)
Larry L. Weyers	2000	3,122	5,261	337,331
Director, Chairman, President and CEO	1999	2,496	3,475	124,127
	1998	3,140	3,253	40,500

Patrick D. Schrickel	2000	3,138	6,420	38,540
Executive Vice President	1999	1,377	4,241	31,039
	1998	1,662	3,970	11,735

Clarence R. Fisher	2000	3,093	0	7,454
President and Chief Executive Officer	1999	2,524	0	32,071
Upper Peninsula Power Company	1998	0	0	0

Phillip M. Mikulsky	2000	2,717	2,138	80,931
Senior Vice President — Development	1999	2,270	1,412	52,304
	1998	2,623	1,322	34,495

Daniel P. Bittner	2000	2,733	5,335	119,709
Senior Vice President and Chief Financial	1999	2,412	3,524	92,573
Officer	1998	2,863	3,299	57,051

Individual employment and severance agreements exist with ten executives including the officers of WPS Resources listed in the Summary Compensation Table above. The agreements are intended to retain the services of these officers in the event of a change in control of WPS Resources. Each agreement entitles the officer to a continuation of salary and benefits for a maximum period of three years after a change in control. Each employment and severance agreement also provides a cash termination payment should there be a termination of the officer's employment after a change of control or in anticipation of a change in control. Generally, total termination payments provided are not to exceed the present value of 2.99 times the executive's average annual salary including annual bonuses for the five years immediately preceding a change of control. Certain executives including some of the Named Executive Officers may receive termination payments in excess of 2.99 times average annual salary. The termination payments replace all other severance payments to which the executive may be entitled under current severance agreements.

Option Grants to Named Executives in Last Fiscal Year

Individual Grants

(a)	(b)	(c)	(d)	(e)	(f)
Name	Number of securities underlying Options/SARs granted	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/Sh)	Expiration date	Grant date present value $

Larry L. Weyers	74,840	36.08%	$34.750	12/14/2010	$327,051

Patrick D. Schrickel	27,550	13.28%	$34.750	12/14/2010	$120,394

Clarence R. Fisher	817	0.39%	$34.750	12/14/2010	$3,570

Phillip M. Mikulsky	21,392	10.31%	$34.750	12/14/2010	$93,483

Daniel P. Bittner	4,064	1.96%	$34.750	12/14/2010	$17,760

All options reported above were granted in 2000 and will vest at a rate of 25% per year beginning on December 14, 2001 and ending on December 14, 2004. The year-end closing price of our stock was $36.81. There were no stock appreciation rights granted to any employee in 2000.

The grant date present value in column (f) is based on an option value of $4.37 per option. This value was calculated using the standard Black-Scholes Model. For purposes of determining the value of these options the following assumptions were made:

Annual dividend yield	5.93%
Volatility	20.40%
Risk free rate of return	5.23%
Time of exercise	10 years

The annual dividend yield was based on a dividend of $2.06 per share and a stock price of $34.750 on the date of grant. The risk free rate of return equals the interest rate on 10-year treasuries on December 14, 2000. Due to the lack of experience with the plan the time of exercise was assumed to be the maximum exercise period of the options. Expected volatility is based on the monthly price of WPS Resources common stock over the three years prior to December 14, 2000.

Aggregated Options in Last Fiscal Year and FY-End Option Values

			Number of securities underlying unexercised options/SARs at fiscal year end (#)	Value of unexercised in-the-money options/SARs at fiscal year end ($)

(a)	(b)	(c)	(d)	(e)
Name	Shares acquired on exercise(#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable

Larry L. Weyers	0	0	34,000/176,840	235,790/861,540

Patrick D. Schrickel	0	0	14,000/ 69,550	97,090/348,023

Clarence R. Fisher	0	0	5,500/ 17,317	38,143/116,111

Phillip M. Mikulsky	0	0	8,500/ 46,892	58,948/220,910

Daniel P. Bittner	0	0	5,500/ 20,564	38,143/122,799

There were no SARs granted to any employees in 2000.

COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE GRAPH

The following graph presents a five-year comparison of:

  •
  WPS Resources' Common Stock cumulative total return

  •
  Standard & Poor's ("S&P") 500 Index; and

  •
  Edison Electric Institute ("EEI") 100 Index for the last five fiscal years.

Comparison of Five-Year Cumulative Total Return (1)

Audit Committee Report (1)

February 8, 2001

The Audit Committee has reviewed and discussed with management the audited financial statements of WPS Resources as of and for the year ended December 31, 2000. In addition, we have discussed with Arthur Andersen LLP, the independent accountants for WPS Resources, the matters required by Statement on Auditing Standards No. 61.

The Audit Committee also has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, and has discussed the firm's independence with respect to WPS Resources. We have also discussed with management of WPS Resources and Arthur Andersen such other matters and received such assurances from them as we deemed appropriate.

Based on the foregoing review and discussions and relying thereon, we have recommended to the WPS Resources' Board of Directors the inclusion of the Audited Financial Statements in the WPS Resources' Annual Report for the year ended December 31, 2000 on Form 10-K.

Audit Committee

A. Dean Arganbright
Michael S. Ariens
Richard A. Bemis
John C. Meng
Robert C. Gallagher
Kathryn M. Hasselblad-Pascale
James L. Kemerling

(1)
This report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the 1934 Act, except to the extent specifically requested by WPS Resources or incorporated by reference in documents otherwise filed.

PRINCIPAL ACCOUNTING FIRM FEES

The aggregate fees billed to WPS Resources and its affiliates for the year ended December 31, 2000 by its principal accounting firm, Arthur Andersen LLP are:

Audit Fees	$598,001
Financial Information Systems
Design and Implementation Fees	—
All Other Fees	171,071

TOTAL	$769,072

Board Compensation and Nominating Committee Report

The Compensation and Nominating Committee of the Board of Directors establishes and administers the executive compensation programs of WPS Resources and its subsidiaries. The Committee consists of three non-employee members of the Board of Directors.

The integrated executive compensation programs are designed to:

  •
  establish a connection between increasing shareholder value and executive compensation;

  •
  attract, retain, motivate, and develop a highly competent executive staff; and

  •
  achieve a balance between base pay, short-term and long-term incentives.

To underscore the importance of linking executive and shareholder interests, the Committee instituted stock ownership guidelines in 1996 for executive officers and other members of senior management. In 2000, the Committee approved changes to these guidelines effective in 2001. The target level for the Chief Executive Officer was increased from two times annual salary to three times annual salary. The target level for the President and Chief Operating Officer remains at two times annual salary while the guideline for Senior Vice Presidents increases from one to two times annual salary. A target level for Vice Presidents was established at one times annual salary and for other executives at one half times annual salary. Each employee subject to the guidelines is expected to achieve the ownership target by January 1, 2006, or within five years from the date on which the employee became subject to the guidelines, whichever is later. Common Stock beneficially held in an executive's Employee Stock Ownership Plan account, Common Stock equivalents earned through non-qualified deferred compensation programs and any other beneficially owned Common Stock, including that earned through incentive plan awards, are included in determining compliance with the guidelines. Shares that executives have the right to acquire through the exercise of stock options are not included in the calculation of stock ownership for guideline purposes.

The executive compensation program consists of:

  •
  annual base salary;

  •
  annual at risk short-term variable pay bonus; and

  •
  long-term incentive plan stock options and stock performance awards.

Base Salary

Base salary for the Chief Executive Officer, other Named Executive Officers, and other officers is determined through a market-based analysis of compensation of similar executive positions throughout the utility industry. The Committee targets the 50th percentile of data from comparable utility industry companies. In general, any executive's position relative to the market target is a function of that executive's background and experience. Market targets are reviewed annually.

Short-Term Variable Pay Plan

In 2000, annual incentive compensation bonuses were provided through the Short-Term Variable Pay Plan, adopted in 1999, and are based on attaining defined performance goals relating to:

        Utility Operations:

  •
  safety — the number and severity of accidents,

  •
  system reliability — number and length of power outages,

  •
  customer satisfaction — compared to competitors,

  •
  net income, and

  •
  rate levels — a comparison of rates relative to competitors.

        Non-utility Operations:

  •
  asset growth, and

  •
  net income.

The Board believes it is important to establish performance targets and incentives as a means to direct executive efforts for optimizing performance and to attain competitive total compensation levels.

Long-Term Incentive Plan

In 2000, long-term incentive compensation was provided through a Stock Option Plan approved by shareholders at the 1999 Annual Shareholders' Meeting.

All employee option grants will have per share exercise prices equal to the fair market value of a share of WPS Resources Common Stock on the later of the date the options are granted or the date the plan is approved by shareholders. One quarter of the options vest each year on the grant anniversary date and have a ten-year term from the date of the grant.

Short-term variable pay and long-term incentive pay target award levels will be based on a competitive analysis of similarly sized utility and general industry companies that takes into consideration the market level of long-term incentives, as well as the competitiveness of the total compensation package. Award ranges, as well as individual award levels, are established based on responsibility level and market competitiveness. Generally, award levels were targeted to the median of the range of such awards paid by comparable companies.

The Compensation and Nominating Committee reserves the right to recommend revised compensation levels after considering qualitative and quantitative facts and circumstances surrounding actual or projected financial results and the appropriate balance between base salary, annual incentive programs and long-term incentive programs.

CEO Compensation and Evaluation

The determination of the CEO's salary, short-term incentive payments and long-term incentive payments followed all of the policies and calculations set forth above. The Chief Executive Officer's annual base salary was $449,434 for 2000. At the October 2000 meeting, the Compensation and Nominating Committee reviewed the compensation of our Chief Executive

Officer and the other executive officers. Consistent with the market-based executive compensation goals, the Chief Executive Officer's annual base salary for 2001 was set at $498,931. The new base compensation value for the Chief Executive Officer compares to the market median of base salaries of $535,000, as reported in the 2000 Towers Perrin Energy Industry Data Base by utilities with revenues generally comparable to those of WPS Resources. The survey also reported median total cash compensation (including both base and short-term incentive compensation) of $861,000. This compares to the total payments for both base and short-term incentive compensation received by the Chief Executive Officer related to 2000 compensation of $657,253.

The award for Mr. Weyers under the Short-term Variable Pay Plan in 2000, was based on corporate and strategic goal achievement measured against predetermined standards. Each plan year, the Committee determines the performance levels and targets for Mr. Weyers. In 2000, that apportionment was 75 percent for corporate utility performance and 25 percent for strategic, non-regulated business performance. Corporate utility performance is measured based on Company-wide targets in customer satisfaction, system reliability, safety, WPS rates vs. peer company rates, and net income established at the beginning of the year. Non-regulated business goals are measured based on the achievement of the strategic goals of asset growth and net income. As a result of company performance in 2000, the Short-term Variable Pay award for Mr. Weyers was 42 percent of annual salary.

Additionally, the Chief Executive Officer was granted stock options for 74,840 shares with a value at the date of grant of $327,051 for total 2000 compensation of $984,304. This compares to the 2000 Towers Perrin Survey, which reported market median total compensation of $1.66 million.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the tax deduction for compensation paid to the CEO or other Named Executive Officers to $1,000,000 unless certain requirements are met. These requirements are:

  •
  the Committee consist entirely of outside directors,

  •
  compensation in excess of $1,000,000 must be based upon the attainment of performance goals approved by shareholders, and

  •
  the Committee must certify the attainment of the applicable performance goals.

The Committee does not expect total cash compensation payable or salaries, as defined by section 162(m) of the Internal Revenue Code to exceed $1,000,000 for any individual in 2001. The Committee does intend to meet all these requirements for any compensation that may be paid in the future in excess of $1,000,000 and is requesting shareholder approval of the applicable incentive based compensation plans at this annual meeting.

                      A. Dean Arganbright
                      Robert C. Gallagher
                      Kathryn Hasselblad-Pascale

Executive Benefit Plans

The Short-Term Variable Pay Plan provides annual incentives for a limited group of executives including each of the Named Executive Officers listed in the Summary Compensation Table. The plan provides for various levels of bonus payments based in part on a utility performance target and in part on a non-utility performance target. The utility performance portion of the bonus is based on five key measures of performance: system reliability, safety, customer satisfaction, rates, and net income. Asset growth and net income benchmarks determine the non-utility performance portion. The Compensation and Nominating Committee has full authority and discretion to determine the plan participants and the amount and allocation of payments to plan participants. The Compensation and Nominating Committee must approve all awards.

The 1999 WPS Resources Stock Option Plan provides long-term incentive compensation. The plan was approved by shareholders at the 1999 Annual Shareholders' Meeting. Options for a total of 244,416 shares of WPS Resources Common Stock were granted in 2000 to a group of 21 executives. The options have an exercise price of $23.1875 and $34.75 per share. Twenty-five percent of these options vest each year beginning on the first anniversary of the date of grant. The Compensation and Nominating Committee selects the participants in the plan. The Committee considers any factor it deems appropriate in selecting participants and determining their respective benefits.

The WPS Resources Corporation Deferred Compensation Plan provides benefits to 51 executives, including the Chief Executive Officer and each of the Named Executives. The plan consists of:

  •
  mandatory salary deferrals, and

  •
  voluntary salary deferrals.

Mandatory Salary Deferrals. An amount equal to 7% of a participant's base compensation is credited to the Deferred Compensation Plan. The amount deferred is credited to the Stock Account and treated as if fully invested in our common stock. Mandatory salary deferrals were discontinued, effective January 1, 2001.

Voluntary Salary Deferrals. Plan participants may elect to defer any bonus paid during the year and up to 30% of their annual base compensation. The amount is credited, for record keeping purposes, to the Deferred Compensation Plan. The voluntary salary deferral is credited to the Stock Account or the Reserve Account at the election of the participant. Amounts deferred after January 1, 1996 in the Reserve Account are credited with earnings, at the greater of 6% per annum or a rate equal to 70% of our return on common shareholder equity. Voluntary Salary Deferrals made prior to January 1, 1996 are credited with a higher earnings rate. The Compensation and Nominating Committee may revise the earnings rate applicable to the Reserve Account or the manner in which the rate is calculated, but the rate may not be reduced below 6% per annum. In addition, the Compensation and Nominating Committee may permit a participant to defer in excess of 30% of the participant's salary.

A proposed restated deferred compensation plan, which shareholders are requested to approve at the May 3, 2001 Annual Meeting, is described later in this proxy statement.

The Deferred Compensation Plan contains several provisions that take effect in the event of a change in control of WPS Resources or Wisconsin Public Service.

Upon a change in control, the minimum earnings rate for Voluntary Salary Deferrals credited to the Reserve Account is the greater of 6% per annum or two percentage points above the prime lending rate of Firstar Bank, N.A., or its successor. Upon a change in control, contributions to the Deferred Compensation Trust are required in an amount sufficient to fully fund the benefits accrued by participants in the Deferred Compensation Plan through the funding date. The Deferred Compensation Trust becomes an irrevocable trust upon a change of control. The trust assets remain subject to the claims of creditors until distributed to plan participants in accordance with each participant's election regarding distribution.

A change in control means any of the following events:

  (1)
  The acquisition by any person (other than WPS Resources, its subsidiaries, its employee benefit plans, or their fiduciaries) of beneficial ownership of 30% of the voting power of WPS Resources Common Stock outstanding;

  (2)
  One-half or more of our Directors are not "Continuing Directors." To be a continuing director, an individual must have been a director on May 1, 1997, or nominated, elected, or approved by a majority of directors meeting the definition of a Continuing Director;

  (3)
  Any merger, consolidation, or reorganization of WPS Resources with any other corporation resulting in less than one-half of the outstanding securities of the surviving or resulting entity being owned by our former shareholders. For this purpose shares owned by certain persons who are shareholders or affiliated with a party to such transaction or are substantial shareholders of a party to such a transaction are excluded.

  (4)
  Any merger or share exchange involving WPS Resources in which we are not the controlling or surviving corporation, except a merger in which our shareholders have the same proportionate ownership of the surviving corporation as they held in WPS Resources immediately prior to such merger;

  (5)
  Any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets other than to a wholly-owned subsidiary of WPS Resources; or

  (6)
  Approval by our shareholders of any plan or proposal for the liquidation or dissolution of WPS Resources.

The WPS Resources Corporation Pension Restoration and Supplemental Retirement Plan ("Supplemental Retirement Plan") provides benefits to 51 executives, including the Chief Executive Officer and each of the Named Executives. The plan consists of:

  •
  protection restoration benefits; and

  •
  supplemental retirement benefits.

Pension Restoration Benefit. The Supplemental Retirement Plan will provide a benefit to Plan participants to the extent that the participant's benefits under our qualified Retirement Plan are limited because of certain legal restrictions or are unavailable because the participant deferred compensation under the Deferred Compensation Plan.

Supplemental Retirement Benefit. The Supplemental Retirement Plan provides supplemental monthly payments to certain Plan participants. The benefit is payable if the participant retires or terminates employment after having attained age 55 and having completed at least 10 years of credited service (5 years in the event of termination following a change in control). An eligible participant with 15 or more years of credited service will receive a monthly benefit equal to 60 percent of the participant's Final Average Earnings, reduced by the monthly qualified Retirement Plan benefit and Pension Restoration benefit to which the participant is entitled or would be entitled to if the participant had elected an annuity form of payment. For this purpose, Final Average Earnings means one thirty-sixth of the base salary and annual bonus paid to the participant during the month in which occurs the participant's termination of employment and the immediately preceding 35 months, or during the three calendar years immediately preceding the calendar year in which occurs the participant's termination of employment. If the participant has fewer than 15 years of credited service, the 60 percent target benefit percentage is reduced by 4 percent for each year by which the participant's years of credited service is less than 15, e.g., the target benefit percentage for a participant with 12 years of service is 48 percent. Monthly benefit payments commence with a payment for the month following the month in which occurs the participant's termination of employment and continue until a total of 180 monthly payments have been made. If the participant dies after benefit commencement but prior to receiving 180 monthly payments, payments will continue to the participant's beneficiary until a total of 180 monthly payment have been made. If the participant dies prior to benefit commencement but after having completed 10 or more years of credited service, monthly payments will be made to the participant's beneficiary. If a participant dies prior to completing 10 years of credited service, no benefits are payable. Benefits that commence prior to the participant's attainment of age 62 are subject to an additional reduction for early commencement. Under certain circumstances, the participant may elect an actuarially equivalent lump sum in lieu of the monthly annuity that would otherwise be payable.

Wisconsin Public Service maintains 401(k) Plans and an Employee Stock Ownership Plan. Substantially all employees of WPS Resources and its affiliates are eligible to participate in a 401(k) Plan and the Employee Stock Ownership Plan. In 2000, each 401(k) plan participant could defer up to $10,500 in the plan. All contributions to the plan are deferred on a pre-tax basis.

In 2000, the Employee Stock Ownership Plan was, in part, a leveraged program with the loan being guaranteed by Wisconsin Public Service. Loan proceeds were used to purchase Common Stock. As the loan was repaid, shares became available for allocation to participants. The shares available were allocated to those employees currently contributing to our 401(k) Plans. In 2000, the loan was paid in full and the leveraged portion of the Employee Stock Ownership Plan came to an end. Beginning in 2001 any shares needed for the Employee Stock Ownership Plan are acquired directly from WPS Resources.

The Pension Plan is a non-contributory defined benefit plan. Contributions to the plan related to specific plan participants cannot be calculated. The plan is fully funded and no contributions were made to the plan in 2000. The Pension Plan was amended in 2000 with changes to be effective January 1, 2001. The Pension Plan provides a lump sum benefit equal to the participant's Final Average Pay multiplied by the sum of the participant's benefit percentages. A participant's benefit percentage is 9 percent for each of the first 10 years of credited service, 12 percent for each year of credited service between 11 and 20, and 15 percent for each year of credited service in excess of 20. Lower benefit percentages apply for participants hired on or after December 31, 2000. Participants actively employed on January 1, 2001 also receive a one-time transition credit in connection with the transition from the prior plan formula.

The benefit accrued by a participant may be converted from a lump sum into an actuarially equivalent annuity with monthly payments. The spouse of a married participant who elects (or is deemed to have elected) annuity payments may be entitled to survivor benefits in the event the participant predeceases the spouse.

A participant's benefit will never be less than the benefit accrued by the participant under the Pension Plan as in effect on December 31, 2000.

Final Average Pay is the average of the 5 highest calendar year's compensation within the 10 year period immediately preceding the participant's termination of employment.

The following table shows the lump sum retirement benefit payable at the normal retirement age of 62 for specified salary levels and years of service under the provisions of the Pension Plan in effect January 1, 2001, assuming termination of employment on that date:

Pension Plan Table
Lump Sum Retirement Benefits at
January 1, 2001
For Years of Service Indicated

Final Average Pay	15 Years	20 Years	25 Years	30 Years	35 Years	40 Years
$200,000	$507,900	$641,400	$800,000	$950,000	$1,100,000	$1,250,000
250,000	634,875	801,750	1,000,000	1,187,500	1,375,000	1,562,500
300,000	761,850	962,100	1,200,000	1,425,000	1,650,000	1,875,000
350,000	888,825	1,122,450	1,400,000	1,662,500	1,925,000	2,187,500
400,000	1,015,800	1,282,800	1,600,000	1,900,000	2,200,000	2,500,000
450,000	1,142,775	1,443,150	1,800,000	2,137,500	2,475,000	2,812,500
500,000	1,269,750	1,603,500	2,000,000	2,375,000	2,750,000	3,125,000
550,000	1,396,725	1,763,850	2,200,000	2,612,500	3,025,000	3,437,500
600,000	1,523,700	1,924,200	2,400,000	2,850,000	3,300,000	3,750,000

Compensation for pension purposes differs from the amounts in the annual compensation columns of the Summary Compensation Table for the Chief Executive Officer and all Named Executive Officers. Pension Compensation for the Named Executive Officers is:

Name and Title	2000 Pension Compensation ($)	Years of Service
Larry L. Weyers Director, Chairman, President, and CEO	561,751	15
Patrick D. Schrickel Executive Vice President(1)(2)(3)	331,884	35
Clarence R. Fisher President and Chief Executive Officer	281,920	38
Phillip M. Mikulsky Senior Vice President — Development	236,010	30
Daniel P. Bittner Senior Vice President and Chief Financial Officer	263,772	36

Annual benefits payable from the Pension Plan are subject to a maximum limitation of $135,000 for 2000 under the Internal Revenue Code. The amount of compensation considered for purposes of the Pension Plan is limited to $170,000 for 2000 under the Internal Revenue Code. The Supplemental Retirement Plan provides additional monthly pension benefits for Supplemental Retirement Plan participants to compensate for any loss of benefit payable under the Pension Plan caused by the maximum benefit limitation, compensation limitation, or any Salary Deferral under the Deferred Compensation Plan. Retirement benefits presented in the Pension Plan Table above include the Pension Restoration Benefit described above. Amounts were accrued during 2000 for the unfunded future payment.

APPROVAL OF PROPOSED 2001 OMNIBUS INCENTIVE COMPENSATION PLAN

The Board of Directors of WPS Resources has adopted the WPS Resources Corporation 2001 Omnibus Incentive Compensation Plan (the "Compensation Plan"), subject to approval by the holders of Common Stock at the WPS Resources 2001 Annual Meeting of Shareholders.

The Compensation Plan provides both short-term (annual) and long term incentive awards for eligible employees. Annual incentive awards are paid in cash and take the form of annual performance rights. Long term incentive awards are stock-based, and may take the form of performance stock rights ("Final Awards"), stock options ("Options"), stock appreciation rights ("SARs"), or other stock-based awards, such as restricted stock ("Other Stock Awards"). Final Awards, Options, SARs, and Other Stock Awards are sometimes collectively referred to as ("Plan Awards"). Final Awards are defined as awards ultimately issued pursuant to an annual performance right or a performance stock right.

Material Terms of the 2001 Omnibus Incentive Compensation Plan

The following summary description of the Compensation Plan is subject in all respects to the full text of the Compensation Plan which is filed as an exhibit to the WPS Resources Annual Report on Form 10-K for the year ended December 31, 2000. A copy of the Compensation Plan will be furnished without charge to any person entitled to receive a copy of the WPS Resources Form 10-K upon written request addressed to the attention of Barth J. Wolf, Secretary. See the second paragraph under the caption "ANNUAL REPORTS" herein.

Purpose:

The Compensation Plan is designed to:

  •
  attract and retain executives and other key employees of outstanding training, experience and ability;

  •
  motivate key employees by means of performance-related incentives to achieve performance goals; and

  •
  enable key employees to participate in the growth and financial success of the Company.

Stock Subject to the Plan:

The total number of shares of the Company's Common Stock available for awards under the Compensation Plan will be 2,000,000 shares subject to adjustment for stock splits, stock dividends and certain other transactions or events affecting the Company's Common Stock. During any calendar year during any part of which the Compensation Plan is in effect, a maximum of 150,000 shares of the Company's Common Stock may be subject to Options or SARs that may be granted to an individual, who on the last day of a taxable year, is the chief executive officer of the Company or any of the other four highest compensated officers of the Company and its subsidiaries (each a "Covered Executive") and a maximum of 50,000 shares of the Company's Common Stock may be granted as Final Awards pursuant to Performance Stock Rights (as described below) to any Covered Executive. In each case the maximum number is subject to adjustment for stock splits, stock dividends and certain other transactions and events. Upon approval of this compensation plan the 1999 WPS Resources Corporation Stock Option Plan will not issue any additional stock options, although the plan will continue to exist for purposes of the existing outstanding options.

Administrator:

The Compensation and Nominating Committee of the Company's Board of Directors or any other committee which the Board may appoint, which in either case consists of not less than two members of the Board who meet the "outside" director requirements of Section 162(m) of the Internal Revenue Code (the "Code") and the "non-employee director" requirements of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 (the "Exchange Act") (either referred to as the "Committee") will administer the Compensation Plan. The Compensation Plan authorizes the Committee to establish rules and regulations as it may deem appropriate for the proper administration of the Compensation Plan, and to make determinations under and interpretations of the Compensation Plan and to take other steps in connection with the Compensation Plan and Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The Board may also exercise any authority granted to the Committee except to the extent that the grant or exercise of authority by the Board would cause any qualified performance-based award to cease to qualify for exemption under Section 162(m) of the Code. The Committee may delegate any or all of its powers and duties under the Compensation Plan, including its authority to make awards under the Compensation Plan or to grant waivers of Compensation Plan conditions to one or more other committees as it shall appoint provided the Committee may not delegate its authority to:

  •
  act on matters affecting any participant who is subject to the reporting requirements of Section 16(m) of the Exchange Act, or the liability provisions of Section 16(b) of the Exchange Act; or

  •
  amend or modify the Compensation Plan.

Performance Rights and Final Awards:

The Committee may from time to time grant or authorize the granting of, Annual Performance Rights under the Compensation Plan to such officers or other employees of the Company or any of its subsidiaries, or of any joint venture in which the Company or any of its subsidiaries has a substantial equity interest (each, an "Employee") as the Committee may select. An Annual Performance Right is the right to receive up to the amount described in a participant's award agreement, taking into account the Target Award and the Performance Formula, upon the attainment of one or more specified Performance Goals, subject to the terms and conditions of the award agreement and the Compensation Plan. The Target Award is the amount of compensation or the number of shares of the Company's Common Stock to be earned by a participant if all the Performance Goals are achieved. Performance Goals for Covered Executives will be a performance measure that is based upon one or more of the following business criteria which the Committee establishes with respect to the Company and/or any of its subsidiaries or a division, business unit or component of the Company or a subsidiary: asset change, asset turnover, return on sales, capital employed in the business, capital spending, cash flow, cost structure improvements, complexity reductions, customer loyalty, diversity, earnings growth, earnings per share, economic value-added, environmental health, safety, increase in customer base, market share, net cash balance, net income, net income margin, net operating cash flow, operating profit margin, operations and maintenance reduction, productivity, response time, profits before tax, quality/customer satisfaction, return on assets, return on capital, return on equity, return on net operating assets, return on sales, revenue growth, sales margin, sales volume, system reliability, total shareholder return, variable margin and working capital. Performance goals for a participant who is not a Covered Executive may be based on one or more of the business criteria described above or any other criteria based on individual, business unit, subsidiary, group or Company performance selected by the Committee. A Performance Formula is applied to the Performance Goals in determining the percentage, not to exceed 200%, of the Target Award earned by the participant with respect to a Plan Award.

A Final Award of $1 Million is the maximum amount that may be granted to a Covered Executive with respect to one or more Annual Performance Rights during any calendar year during any part of which the Compensation Plan is in effect.

Prior to the grant of any Performance Right, the Committee will determine the terms of the Performance Right including:

  •
  the Target Award,

  •
  one or more Performance Goals to measure performance,

  •
  the Performance Formula to apply against the Performance Goals in determining the amount of compensation earned under the Performance Right as a percentage of the Target Award, and

  •
  the Performance Period (the period for which performance with respect to one or more Performance Goals is to be measured).

The Performance Period may not commence more than 90 days prior to the date of grant of the Performance Right. Within 90 days of commencement of a Performance Period, the Committee may establish a minimum threshold objective for any Performance Goal, which if not met, would result in no Final Award being made to any Participant with respect to the Performance Goal. During and after the Performance Period but prior to determination of the Final Award, the Committee may adjust the Performance Goals, Performance Formula and Target Award and otherwise modify the terms of a Performance Right granted to a participant who is not a Covered Executive. Each Annual Performance Right will be evidenced by an award agreement in a form determined by the Committee.

As soon as practicable, following the completion of the Performance Period relating to any Annual Performance Right, the Committee will determine the extent to which the participant achieved the Performance Goals and the amount of compensation to be awarded as a Final Award. The Committee may in its sole discretion reduce the amount of any Final Award or increase the amount of any Final Award awarded to any participant who is not a Covered Executive. Any determination shall take into account:

  •
  the extent to which the Performance Goals were, in the Committee's sole opinion, achieved;

  •
  individual performance by the participant during the performance period; and

  •
  such other factors as the Committee may deem relevant, including changes in circumstances or unforeseen events.

The Final Award will be payable to the participant in cash unless the participant elects to defer its payment pursuant to the WPS Resources Corporation Deferred Compensation Plan.

Performance Stock Rights and Final Awards:

The Committee may from time to time grant or authorize the granting of Performance Stock Rights to such Employees as the Committee may select and for such number of shares of the Company's common stock as it may designate subject to the limitations specified in the Compensation Plan. A Performance Stock Right is the right to receive, without payment to the Company, up to the number of shares of the Company's common stock described in the participant's award agreement, taking into account the Target Award and the Performance Formula upon the attainment of one or more Performance Goals, subject to the terms of the award agreement and the Compensation Plan.

Prior to the grant of any Performance Stock Right, the Committee will determine the terms of the Performance Stock Right, including the Target Award, Performance Goal, the Performance Formula and the Performance Period. The Committee at any time prior to granting the Final Award will also determine the period of time, if any, during which the disposition of shares of the Company's common stock issuable under the Performance Stock Rights will be restricted. The Committee may also determine that any participant will be entitled to receive Dividend Equivalents, i.e., payment of the same amount of cash as he or she would have received as cash dividends during the Performance Period if the participant had owned the number of shares of the Company's common stock equal to the Target Award. Dividend Equivalents may be paid in cash on dividend payment dates or at the time of the Final Award or in shares of the Company's common stock, all as the Committee may determine. Final Awards are made in the manner previously described with respect to Annual Performance Rights but are payable in shares of the Company's common stock unless the participant elects to defer payment pursuant to the WPS Resources Corporation Deferred Compensation Plan.

Tentative Performance Share Grants
2001 Omnibus Incentive Compensation Plan

Name and Position	Dollar Value ($)	Target Award (shares)
Larry L. Weyers Director, Chairman, President, and CEO	430,456	11,694
Patrick D. Schrickel Executive Vice President	158,467	4,305
Clarence R. Fisher President and Chief Executive Officer Upper Peninsula Power Company	0	0
Phillip M. Mikulsky Senior Vice President — Development	123,056	3,343
Daniel P. Bittner Senior Vice President and Chief Financial Officer	0	0
Executive Group (all 16 officers as a group)	1,165,000	31,649
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	0	0

The dollar values of the performance share grants presented in the table above are based on the year-end WPS Resources common stock price of $36.81.

Options:

The Committee may from time to time authorize the granting of Options to officers and other key salaried Employees as the Committee may select. Each Option will be a nonqualified stock option unless the Committee at the time of grant designates the Option as an "incentive stock option" as such term is defined in Section 422 of the Code ("ISO").

Option Price:

The Committee will determine the per share option price which will be not less than the fair market value of the Company's common stock on the date of the grant of the Option.

Option Period:

The Committee will determine the term of each Option. The term of an Option, however, may not exceed a period of ten (10) years from the date of its grant.

Exercise of Option:

Unless the Committee shall provide otherwise, the participant may make any payment for shares of the Company's common stock purchased upon exercise of an Option granted under the Compensation Plan in cash, by delivery of shares of the Company's common stock which have been beneficially owned by the participant for at least six months or by a combination of cash and stock, at the election of the participant. The Committee may also permit payment through a cashless exercise executed through a broker.

ISO's Option Period Maximum Value:

Options which are ISOs may be exercised no later than three months after termination of employment by reason of death, early or normal retirement or total and permanent disability. The aggregate fair market value of the stock for which an ISO is exercisable for the first time by a participant during any calendar year under the Compensation Plan or any other plan of the Company or any subsidiary may not exceed $100,000. To the extent the fair market value of the shares of the Company's common stock attributable to ISOs first exercisable in any calendar year exceeds $100,000, the excess portion of the ISO will be treated as a nonqualified option.

SARs:

The Company may grant SARs in tandem with Options or separate from any Option granted under the Compensation Plan. SARs entitle the participant to receive an amount equal to the excess of the fair market value of one share of the Company's common stock on the date of exercise over the per share grant or option price multiplied by the number of shares in respect of which the participant exercises the SARs. If the Committee grants SARs independent of an Option, the grant price of the SARs will be not less than the fair market value of a share of the Company's common stock on the date of grant multiplied by the number of shares subject to the SARs. Upon exercise of SARs, the Company may pay the participant in cash, Company common stock or a combination of stock and cash.

In the case of a SAR issued in tandem with an Option, the total number of shares of the Company's common stock which a participant may receive upon exercise of a SAR for stock may not exceed the total number of shares subject to the related Option or portion of Option. The total amounts of cash which a participant may receive upon exercise of a SAR for cash may not exceed the fair market value on the date of exercise of the total number of shares subject to the related Option or portion of Option.

With respect to Options issued in tandem with SARs, the right of a participant to exercise the SAR will be cancelled if and to the extent the participant exercises the related Option, and the right of a participant to exercise an Option will be cancelled if and to the extent the participant exercises the related SAR.

Stock and Other Stock-Based Awards:

The Committee may from time-to-time grant to officers and other key salaried Employees as the Committee may select other stock-based awards which may include awards of restricted stock, "stock units," phantom stock and options containing terms differing from options otherwise granted pursuant to the Compensation Plan. The Committee has authority to determine all terms and conditions of the other stock-based awards including whether the awards will be payable in cash, stock or otherwise.

Cash Awards to Employees of Foreign Subsidiaries, Branches or Joint Ventures:

The Committee may provide for special terms, include cash payments and other substitutes for the previously described awards under the Compensation Plan for participants who are foreign nationals or who are employed outside the United States of America to accommodate differences in local law, tax policy or custom.

Conditions to Payment of Compensation Plan Awards:

If a Compensation Plan participant's employment terminates for any reason other than death, while any award to the participant under the Plan is outstanding and the participant has not received the compensation or stock covered by the award or the full benefit of the award, the participant will receive the remaining stock, compensation or benefit only if the participant continues to make himself or herself available upon request at reasonable times and on a reasonable basis to consult with, supply information to, and otherwise cooperate with the Company or any of its subsidiaries with respect to any matter previously handled by him or her or under his or her supervision and the participant refrains from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any of its subsidiaries. The Committee may waive any forfeiture of Compensation Plan awards if it determines that there has not been and will not be any substantial adverse effect on the Company or any of its subsidiaries.

All rights of a participant under any award granted under the Compensation Plan will cease as of the date the Committee determines that the participant at any time acted in a manner inimical to the Company or any of its subsidiaries.

The Committee will make appropriate arrangements for deposit of any taxes and other amounts required to be withheld by federal, state or local law prior to distribution of cash, stock or other stock-based awards to any participant.

Transferability of Awards, Options and SARs:

No Annual Performance Right or Stock Performance Right, or until the expiration of any restriction period, no shares of the Company's common stock covered by any Final Award may be transferred, pledged, assigned or otherwise disposed of by a participant except as permitted by the Compensation Plan, without the consent of the Committee, otherwise than by will or the laws of descent and distribution. The Committee may permit the use of stock included in any Final Award as partial or full payment upon exercise of any stock option granted by the Company prior to the expiration of any restriction period relating to the Final Award.

Unless the Committee determines otherwise under the Compensation Plan no Option or SAR or other stock-based award granted under the Compensation Plan may be transferred by a participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a participant any Option or SAR or other stock-based award granted under the Compensation Plan to a participant shall be exercisable only by the participant or his or her guardian or legal representative.

A participant may file with the Company a written designation of a beneficiary or beneficiaries under the Compensation Plan subject to any limitations the Committee may from time to time prescribe.

Change in Control:

Unless the Committee determines otherwise at the time of grant, upon the occurrence of a Change in Control:

  •
  any awards outstanding under the Compensation Plan that are not vested will become fully vested if vesting is based solely upon length of employment or will become fully vested at the Target Level (or if greater, the then projected Final Award) prorated for the portion of the Performance Period then elapsed,

  •
  any restrictions or other conditions applicable to outstanding Compensation Plan awards will then lapse, and

  •
  any of those awards will immediately be paid to the participant.

Change of Control means the occurrence of any one of the following:

  •
  any person (other than an employee benefit plan of the Company or of any subsidiary of the Company and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of securities of the Company representing at least 30% of the combined voting power of the Company's then outstanding securities;

  •
  one-half or more of the members of the Company's Board of Directors ceases to be a "Continuing Director", i.e., an individual who was a member of the Board on May 1, 1997, a successor to a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Company's Board of Directors or additional directors elected by a majority of the Continuing Directors;

  •
  completion of any merger, consolidation or reorganization of the Company with any other corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are owned by the former shareholders of the Company other than a shareholder who is an affiliate or associate of any party to such consolidation or merger;

  •
  completion of any merger of the Company or share exchange involving the Company in which the Company is not the continuing or surviving corporation other than a merger of the Company in which each of the holders of the Company's common stock immediately prior to the merger have the same proportional ownership of common stock of the surviving corporation immediately after the merger;

  •
  completion of any sale, lease, exchange or other transfer (in one transaction or a series of related transaction) of all or substantially all of the assets of the Company to a person other than a wholly owned subsidiary of the Company; or

  •
  approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

Amendment, Termination:

The Board of Directors of the Company may, from time to time, amend or modify the Compensation Plan or any outstanding award under the Compensation Plan as necessary or desirable to implement Compensation Plan Awards or may terminate the Compensation Plan or any provision of the Compensation Plan. No such action of the Board, however, without the approval of the shareholders of the Company may:

  •
  increase the total number of shares of the Company's common stock with respect to which awards may be granted under the Compensation Plan or certain individual limits specified in the Compensation Plan,

  •
  extend the terms of the Compensation Plan beyond December 31, 2010,

  •
  permit any person while a member of the Committee or any other committee of the Board administering the Plan to be eligible to receive or hold an award under the Compensation Plan; or

  •
  permit the Company to decrease the grant price of any outstanding Option or SAR.

No amendment to or termination of the Compensation Plan or any provision of the Compensation Plan and no amendment of any outstanding award may without the consent of the participant adversely affect any outstanding award under the Compensation Plan.

Federal Income Tax Consequences

The Federal income tax consequences described in this section are based on laws and regulations in effect on the date of this proxy statement and future changes in those laws and regulations may affect the tax consequences described below. No discussion of state income tax treatment has been included.

Nonqualified Stock Options:

Options granted under the Compensation Plan which do not qualify as ISOs will, in general, be subject to the following Federal income tax treatment:

  •
  The grant of a nonqualified option does not give rise to any income tax consequences to either the Company or the participant.

  •
  The exercise of a nonqualified option generally results in ordinary taxable income to the participant in the amount equal to the excess of the fair market value of the shares at the time of exercise over the option price. A deduction from taxable income is allowed to the Company in an amount equal to the amount of ordinary income recognized by the participant.

  •
  Upon a subsequent taxable disposition of shares, a participant recognizes short-term or long-term capital gain (or loss) depending on the holding period, equal to the difference between the amount received and the tax basis of the shares, usually the fair market value at the time of exercise.

Incentive Stock Options:

Options granted under the Plan which constitute ISOs will, in general, be subject to the following Federal income tax treatment:

  •
  The grant of an ISO does not give rise to any income tax consequences to either the Company or the participant.

  •
  No deduction is allowed to the Company on a participant's exercise of an ISO.

  •
  A participant's exercise of an ISO does not result in ordinary income to the participant for regular tax purposes, but may result in the imposition of or an increase in alternative minimum tax. If shares acquired upon exercise of an ISO are not disposed of within the same taxable year of the ISO exercise, the excess of the fair market value of the shares at the time the ISO is exercised over the option price is included in the participant's computation of alternative minimum taxable income in the year of exercise.

  •
  If shares acquired upon the exercise of an ISO are disposed of within two years of the date of the option grant, or within one year of the date of the option exercise, the participant recognizes ordinary taxable income at the time of the disposition to the extent that the fair market value of the shares at the time of exercise exceeds the option price, but not in an amount greater than the excess, if any, of the amount realized on the disposition over the option price. Capital gain (long-term or short-term depending upon the holding period) is recognized by the participant at the time of such a disposition to the extent that the amount of proceeds from the sale exceeds the fair market value at the time of the exercise of the ISO. Capital loss (long-term or short-term depending upon the holding period) is recognized by the participant at the time of such a disposition to the extent that the fair market value at the time of the exercise of the ISO exceeds the amount of proceeds from the sale. The Company is entitled to a deduction in the taxable year in which the disposition is made in an amount equal to the amount of ordinary income recognized by the participant.

  •
  If shares acquired upon the exercise of an ISO are disposed of after the later of two years from the date of the option grant or one year from the date of the option exercise in a taxable transaction, the participant recognizes long-term capital gain or loss at the time of the disposition in an amount equal to the difference between the amount realized by the participant on the disposition and the participant's basis in the shares. The Company will not be entitled to any income tax deduction with respect to the ISO.

Stock Appreciation Rights:

Any SAR granted under the Compensation Plan, will in general, be subject to the following Federal income tax treatment:

  •
  The grant of a SAR does not give rise to any income tax consequences to either the Company or the participant.

  •
  Upon the exercise of a SAR, the participant recognizes ordinary income equal to the amount of any cash plus the fair market value of any shares of common stock received. The Company is generally allowed a deduction in an amount equal to the income recognized by the participant.

Performance Rights and Performance Stock Rights:

Any Performance Right or Performance Stock Right granted under the Compensation Plan will, in general, be subject to the following Federal income tax treatment:

  •
  The grant of a Performance Right or Performance Stock Right does not give rise to any tax consequences to either the Company or the participant.

  •
  Upon payment of cash pursuant to a Performance Right, the participant recognizes ordinary income equal to the amount of the payment and the Company is generally allowed a deduction in an equal amount.

  •
  Upon the issuance of the Company's common stock pursuant to a Performance Stock Right, generally the participant recognizes ordinary income equal to the fair market value of the shares received, or if received subject to certain restrictions, the fair market value of the shares when no longer restricted. The participant recognizes ordinary income on the receipt of Dividend Equivalents.

  •
  A deduction from taxable income is allowed to the Company in an amount equal to the amount of ordinary income recognized by the participant with respect to the Performance Stock Right.

Internal Revenue Code Sections 162(m) and 280G:

Section 162(m) of the Internal Revenue Code limits the Company's income tax deduction for compensation paid in any taxable year to certain executive officers to $1,000,000 per individual. Amounts in excess of $1,000,000 are not deductible unless one of several exceptions apply. The Committee intends to grant awards under the Compensation Plan that are designed, in most cases, to qualify for one such exception, the performance-based compensation exception. Grants of Options and SARs as well as Annual Performance Rights and Performance Stock Rights can be structured so as to qualify for this exception. The

Company does not anticipate that Section 162(m) will have a material impact on its ability to deduct compensation payable under the Compensation Plan. Section 280G of the Internal Revenue Code limits the Company's income tax deduction in the event there is a change in control of the Company. Accordingly, all or some of the amount which would otherwise be deductible may not be deductible with respect to those Annual Performance Rights, Performance Stock Rights, Options and SARs that become immediately exercisable in the event of a change in control of the Company.

Other Disclosures

Market Price of Common Stock:

The closing price of a share of the Company's common stock on the New York Stock Exchange on March 1, 2001 was $35.05.

New Plan Benefits:

The Company cannot determine the number of awards under the Compensation Plan to be received by all current executive officers as a group and all other key employees as a group. In 2000, however, 21 employees received option grants under the current stock option plan. See "Option Grants to Named Executives in Last Fiscal Year" for information relating to the stock options rights granted to the Company's five most highly compensated executive officers. The number and nature of the Compensation Plan awards will be determined by the Committee pursuant to the terms of the Compensation Plan.

Required Vote:

The affirmative vote of a majority of the votes cast on the proposal by the holders of the Company's common stock is required for approval and ratification of the Plan, provided that a majority of the outstanding shares of the Company's common stock are voted on the proposal. Nonvotes as well as abstentions to vote on the proposal to approve the Deferred Compensation Plan may prevent the proviso from being satisfied. Assuming such proviso is satisfied, any shares not voted (whether by abstention, broker nonvote or otherwise) will have no impact on the vote.

The Board recommends that you vote "FOR" the approval of the 2001 Omnibus Incentive Compensation Plan. Proxies solicited by the Board of Directors will be voted "FOR" approval and ratification of the proposed 2001 Omnibus Incentive Compensation Plan unless the shareholder has specified otherwise.

APPROVAL OF PROPOSED AMENDED AND RESTATED
DEFERRED COMPENSATION PLAN

On February 8, 2001, the Board of Directors of WPS Resources adopted the WPS Resources Corporation Deferred Compensation Plan as amended and restated effective January 1, 2001 (the "Deferred Compensation Plan") subject to approval by the holders of Common Stock of WPS Resources at the 2001 Annual Meeting of Shareholders of WPS Resources. The Deferred Compensation Plan, if approved by the Shareholders, will replace the current deferred compensation plan of WPS Resources, which was approved by the shareholders at WPS Resources' 1995 Annual meeting. The Deferred Compensation Plan will differ from the current deferred compensation plan of the Company in the following principal respects:

  •
  participating employees will be able to defer payment of performance share awards under the Company's 2001 Omnibus Incentive Compensation Plan;

  •
  mandatory base salary deferrals are eliminated;

  •
  the maximum voluntary deferral of base compensation is increased from 30% to 75%;

  •
  participating employees will be able to revise deemed investment elections quarterly rather than annually and will be able to reallocate certain deferrals of compensation to hypothetical investment accounts at quarterly intervals;

  •
  participating employees will be credited with 105% of the amount of any annual bonus award which the participating employee elects to defer into the Incentive Stock Unit Account created under the Deferred Compensation Plan;

  •
  the maximum number of authorized but previously unissued shares of Company common stock which may be issued under the Deferred Compensation Plan is increased from 100,000 shares to 150,000 shares;

  •
  the definition of "change in control" and the consequences of a change in control have been modified;

  •
  a provision relating to special death benefits has been eliminated from the Deferred Compensation Plan and replaced with term insurance coverage;

  •
  supplemental retirement benefits are now covered by a separate plan; and

  •
  if a participating employee's deferrals of base compensation and annual bonus under the Deferred Compensation Plan result in the employee receiving a reduced matching contribution under WPS Resources' Employee Stock Ownership Plan (because the employee had less compensation considered for purposes of WPS Resources' 401(k) and Employee Stock Ownership Plans), the employee will receive a matching contribution credit, in the form of stock units, under the Deferred Compensation Plan.

If the Deferred Compensation Plan is not approved by the shareholders, the current deferred compensation plan of WPS Resources will remain in effect.

The following summary description of the Deferred Compensation Plan is subject in all respects to the full text of the Deferred Compensation Plan which is filed as an exhibit to WPS Resources' Annual Report on Form 10-K for the year ended December 31, 2000. A copy of the Deferred Compensation Plan will be furnished without charge to any person entitled to receive a copy of WPS Resources' Form 10-K upon written request addressed to the attention of Barth J. Wolf, Secretary of WPS Resources. See the second paragraph under the caption "ANNUAL REPORTS" herein.

The Deferred Compensation Plan permits key employees of WPS Resources and its subsidiaries and affiliates to defer a portion of their base compensation, annual bonus awards and long term performance awards under WPS Resources' 2001 Omnibus Incentive Compensation Plan and to allocate the amount deferred among the hypothetical investment accounts available under the Deferred Compensation Plan. An additional account has been established for amounts deferred prior to January 1, 1996, under a prior deferred compensation program of Wisconsin Public Service Corporation. Amounts in this account are treated as if invested at interest. The accounts are bookkeeping accounts which serve solely as a device for determining the amount of benefits accumulated by a participant and do not create or imply an obligation on the part of WPS Resources to fund such benefits.

Objective:	The purpose of the Deferred Compensation Plan is to attract and retain key management employees possessing a strong interest in the successful operation of WPS Resources or its subsidiaries or affiliates and encourage their continued loyalty, service and counsel to WPS Resources and its subsidiaries and affiliates.
Eligibility and Participation:
Eligibility is limited to executives of WPS Resources, its subsidiaries, or affiliates. "Executive" for this purpose means a common law employee of WPS Resources or any direct or indirect subsidiary of WPS Resources and certain employees of entities in which WPS Resources or one of its subsidiaries holds an ownership interest who has been designated by the Compensation and Nominating Committee of WPS Resources' Board of Directors ("Committee") as being eligible to participate in the Deferred Compensation Plan. As of January 1, 2001, there were 51 employees who would be eligible to participate in the Deferred Compensation Plan.
Administration:	The Committee will administer and interpret the Deferred Compensation Plan and supervise preparation of compensation deferral elections and forms.
Deferral of Compensation:
A participating employee may elect to defer up to 75% (or such lesser percentage as may be established by the Committee) of the participant's base compensation, in increments of 1% and may defer up to 100% (or such lesser percentage as may be established by the Committee) in increments of 1% of any annual cash bonus that is awarded and would otherwise be paid to the participating employee for any year and of any performance shares awarded to the participating employee under WPS Resources' 2001 Omnibus Incentive Compensation Plan. Base Compensation means the base monthly salary or wage payable by a participating employer for services performed, prior to deferrals under the Deferred Compensation Plan and contributions by the participant to any other employee benefit plan maintained by a participating employer, but excludes extraordinary payments, such as overtime, bonuses, meal allowances, reimbursed expenses, termination pay, moving pay, commuting expense, severance pay, non-elective deferred compensation payments or accruals, stock options, and the value of employer-provided fringe benefits or coverage.

Matching Contribution Credits:
If a participating employee's deferrals of base compensation and annual bonus under the Deferred Compensation Plan result in the employee receiving a reduced matching contribution under WPS Resources' Employee Stock Ownership Plan (because the employee had less compensation considered for purposes of WPS Resources' 401(k) plan and Employee Stock Ownership Plan), the employee will receive a matching contribution credit, in the form of stock units, under the Deferred Compensation Plan. The matching contribution credit will equal the difference (if any) between the matching contribution actually received by the employee under the Employee Stock Ownership Plan and the matching contribution that the employee would have received under the Employee Stock Ownership Plan if base compensation and annual bonus amounts deferred by the employee under the Deferred Compensation Plan had instead been payable to the employee and had the employee's deferral election under WPS Resources' 401(k) plan applied to such amounts.

Hypothetical investment accounts are established as devices for determining the amount of benefits accumulated by a participating employee under the Deferred Compensation Plan and prior deferred compensation programs, including the following accounts:

Reserve Account A has been credited with the reserve account balance accumulated by a participating employee as of December 31, 1995, under a prior deferred compensation program of Wisconsin Public Service Corporation. Except for attributed earnings, no further contributions or credits of any kind will be made to this account. Balances of participating employees in Reserve Account A are credited with an interest equivalent for each month at a rate equal to the greater of (i) 0.5% or (ii) 1/12th of the consolidated return on equity of WPS Resources and all of its consolidated subsidiaries ("ROE") for the twelve month period ended on the preceding September 30 for the months of January through March and October through December and for the twelve month period ended on the preceding March 31 for the months of April through September. The ROE for the year ended December 31, 2000 was 12.4%. Alternative (ii) will not apply to a participating employee who terminates employment with a participating employer prior to age 55 and prior to a change of control as defined below, unless the Committee determines otherwise.

Reserve Account B is credited with that portion of deferrals of base compensation and annual bonus awards which a participating employee elects to allocate to this account. Participant's balances in Reserve Account B will be credited with an interest equivalent for each month at a rate equal to the greater of (i) 0.5% or (ii) 70% of 1/12th of the ROE for the twelve month period ended on the preceding September 30 for the months of January through March and October through December and for the twelve month period ended on the preceding March 31 for the months of April through September. Alternative (ii) will not apply to a participating employee who terminates employment with a participating employer prior to age 55 and prior to a change of control as defined below, unless the Committee determines otherwise.

The Committee may revise the interest equivalent rate for Reserve Accounts A and B or the manner in which such rate is calculated, but may not reduce the rate below 6% per annum.

Incentive Stock Unit Account is a buy only account limited to that portion of deferrals of annual bonus awards which the participating employee elects to allocate to this account, deferrals of performance share awards under WPS Resources' 2001 Omnibus Incentive Compensation Plan and/or matching contribution credits.

Base Stock Unit Account is credited with that portion of a deferral of base compensation which a participating employee elects to allocate to this account.

The Committee may establish additional hypothetical investment accounts from time to time. Each month deferrals to the Incentive Stock Unit Account and the Base Stock Unit Account and dividends payable on stock units and in the month of December any matching credits under WPS Resources' Employee Stock Ownership Plan will be converted for record keeping purposes, into whole and fractional stock units with fractional units calculated to four decimal places based on the average purchase price of all shares of Company Common Stock purchased during that month by or on behalf of the WPS Resources Corporation Deferred Compensation Trust and the WPS Resources Corporation Stock Investment Plan. In any month in which there are no open-market purchases for that trust or plan, the conversion will be based upon the closing price of a share of WPS Resources' common stock on the last day in that month in which WPS Resources' common stock is traded as reported in the New York Stock Exchange Composite Transactions in the Wall Street Journal. Participating employees electing to allocate deferrals to, or otherwise receiving credits under, the two stock accounts will have no rights of a shareholder resulting from the stock units in their accounts. WPS Resources may, however, elect to have shares of Company common stock purchased by the Trust in an amount equal to a portion of the stock units in the stock accounts. Although participants under the Plan will have no proprietary interest in shares purchased by the Trust and will remain general unsecured creditors of WPS Resources with respect to amounts deferred under the Deferred Compensation Plan, shares held by the Trust for purposes of exercising voting rights are allocated proportionately to the share units in the respective stock accounts of participating employees and voted in accordance with the instructions of such participants.

A participating employee's Incentive Stock Account will be credited with an amount equal to 105% of the amount of any annual bonus award which the participating employee elects to defer and allocates to the Incentive Stock Unit Account. Elections to defer annual bonus awards must be made each year on or before April 1. Elections to defer long term incentive awards must be made on or before April 1 of the year in which the performance period begins. The Committee may establish alternate requirements with respect to the timing of deferral elections.

Participating employees may elect as to the beginning of each calendar quarter to reallocate the amounts deemed invested in Reserve Account B and the Base Stock Unit Account in whole multiples of 10% or other percentage which the Committee may determine all in accordance with rules prescribed by the Committee.

All reallocation elections by a participating employee who is subject to Section 16 of the Exchange Act, however, are subject to review by the Committee prior to implementation. Further, the following are prohibited: elections to reallocate the deemed investments into WPS Resources Stock Units within six months of an election to reallocate deemed investments out of WPS Resources Stock Units and elections to reallocate the deemed investments out of WPS Resources Stock Units within six months of an election to reallocate deemed investments into WPS Resources Stock Units. These prohibited transactions are void. The Committee may restrict additional transactions, or impose other rules and procedures, to the extent deemed desirable by the Committee in order to comply with the Exchange Act.

Set forth below for certain individuals and groups, are the amounts of compensation which were deferred in 2000, the amount of 2000 deferred income on all current and prior year deferrals, and the number of common stock units which were allocated with respect to deferrals (including dividends attributable to the common stock units) in 2000.

WPS Resources Corporation Deferred Compensation Plan (prior to Restatement)

	Dollar Value ($)
Name and Position	Deferral	Income on Deferrals	Number of Stock Units
Larry L. Weyers Director, Chairman, President, and CEO	249,047	88,972	9,854
Patrick D. Schrickel Executive Vice President	51,655	71,201	2,184
Clarence R. Fisher President and Chief Executive Officer Upper Peninsula Power Company	29,878	2,966	1,241
Phillip M. Mikulsky Senior Vice President — Development	87,895	48,226	2,979
Daniel P. Bittner Senior Vice President and Chief Financial Officer	113,352	70,329	4,841

Distributions from Deferred Compensation Plan Accounts are made in 1 to 15 annual installments, as elected by the participating employee and commence within 60 days following the end of the calendar year in which occurs the participating employee's retirement or termination of employment or service unless the employee has selected a later commencement date (which may be no later than the first distribution period following the employee's attainment of age 72). A participating employee may modify a distribution election but such revision will take effect only if the participant remains employed by WPS Resources or a subsidiary or affiliate of WPS Resources for twelve consecutive months following the revised election. For purposes of determining distribution amounts, share units in the Stock Account will be valued on the basis of the closing price as reported in the Wall Street Journal as New York Stock Exchange Composite Transactions on January 21 (or if not a trading day the next preceding trading day) of each year.

Distributions attributable to a participating employee's stock accounts will be made in cash and/or whole shares of common stock of WPS Resources as determined by the Committee in its sole discretion. Distributions attributable to Reserve Account A and Reserve Account B are made in cash. Unless a participant otherwise elects, income tax on each distribution will be withheld from the cash portion of the distribution and Company common stock will be used to satisfy withholding obligations only to the extent that the cash portion of the distribution is insufficient.

The Deferred Compensation Plan provides that, subject to adjustment as described below, the total number of authorized but previously unissued shares of common stock of WPS Resources which may be distributed to participants pursuant to the Deferred Compensation Plan is 150,000, which number is not reduced by or as a result of (i) any cash distributions pursuant to the Deferred Compensation Plan or (ii) the distribution to participants pursuant to the Deferred Compensation Plan of any outstanding shares of common stock of WPS Resources purchased by or on behalf of the Trust. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of WPS Resources affecting its common stock, adjustment will be made in the number and class of shares which may be distributed pursuant to the Deferred Compensation Plan as may be determined to be appropriate and equitable by the Committee in its sole discretion.

The Deferred Compensation Plan is intended to operate in full compliance with the insider trading liability rules under Section 16 of the 1934 Act. The Committee will administer the Deferred Compensation Plan so that transactions under the Deferred Compensation Plan will be in compliance with Section 16 of the 1934 Act and will have the right to restrict any transaction or impose other rules and requirements to the extent it deems necessary or desirable for that compliance.

Special Rules Applicable in Event of Change of Control:	The Board of Directors of WPS Resources may amend the Deferred Compensation Plan in anticipation of a "change of control". These amendments may include the elimination of stock units and the reallocation of the value of the stock units to Reserve Account B or the termination of the Deferred Compensation Plan and the distribution of accrued benefits to participating employees or their beneficiaries in a lump sum.

Unless the Deferred Compensation Plan is terminated by WPS Resources' Board of Directors, upon a change in control, the rate of interest equivalent to be credited to Reserve Account A and Reserve Account B will be the greater of the rate of interest equivalent calculated based upon the consolidated return on equity to common shareholders of WPS Resources or any successor corporation and all subsidiaries and a rate equal to 2% above the prime lending rate of Firstar Bank N.A. or its successor. With respect to Reserve Account B, the alternative minimum rate based on the prime lending rate of Firstar Bank N.A. or its successor will cease to apply on the third anniversary of the change in control for participating employees who are then actively employed by WPS Resources or any successor to WPS Resources or affiliate of a successor company.

Following a change in control WPS Resources may not, without the written consent of any affected participating employees or beneficiary of a deceased participating employee, amend or take action to terminate the Deferred Compensation Plan that would:
	•	decrease the number or type of investment options,
	•	cause an account to be valued less frequently than quarterly,
	•	impair or limit a participating employee's right to reallocate account balances,
	•	decrease the interest credited under Reserve Account A or Reserve Account B, or
	•	eliminate distribution options or terminate distribution elections then in effect.

Except as otherwise provided in an employment contract of a participating employee total payments under the Deferred Compensation Plan will be limited to one dollar less than the maximum amount that would cause the payment to constitute an "excess parachute payment" and subject the participating employee to the tax imposed by Section 4999 of the Internal Revenue Code.
Amendment:
Except as otherwise described above with respect to amendments following a change in control, the Board may, at any time, amend or terminate the Deferred Compensation Plan without the consent of the participants or beneficiaries of participants, provided, however, that no amendment or termination may reduce any account balance accrued on behalf of a participating employee to the date of such amendment or termination.
Unfunded Plan:
The Deferred Compensation Plan is unfunded for purposes of the Internal Revenue Code and the Employee Retirement Income Security Act of 1934 ("ERISA"), and the Trust established to facilitate payments under the Deferred Compensation Plan will be consistent with the "unfunded" status of the Deferred Compensation Plan. The right of a participant to receive a distribution under the Deferred Compensation Plan will be an unsecured claim.
Required Vote:
The affirmative vote of a majority of the votes cast on the proposal by the holders of WPS Resources' Common Stock is required for approval of the Deferred Compensation Plan provided that a majority of the outstanding shares of WPS Resources' common stock are voted on the proposal. Non-votes as well as abstentions to vote on the proposal to approve the Deferred Compensation Plan may prevent the proviso from being satisfied. Assuming, however, that the proviso is satisfied, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the vote.

The Board recommends that you vote "FOR" approval of the Deferred Compensation Plan. Proxies solicited by the Board of Directors will be voted "FOR" approval of the Deferred Compensation Plan, unless the shareholder has specified otherwise.

APPROVAL OF PROPOSED NON-EMPLOYEE DIRECTOR
DEFERRED COMPENSATION AND DEFERRED STOCK UNIT PLAN

On February 8, 2001, the Board of Directors of WPS Resources adopted the WPS Resources Corporation Non-Employee Deferred Compensation and Deferred Stock Unit Plan effective January 1, 2001 (the "Director Deferred Compensation Plan") subject to approval by the holders of Common Stock at the 2001 Annual Meeting of Shareholders of WPS Resources. The Director Deferred Compensation Plan, if approved by the Shareholders, will replace the portion of the current deferred compensation plan of WPS Resources applicable to non-employee directors, which was approved by the shareholders of WPS Resources at WPS Resources' 1995 Annual meeting. The Director Deferred Compensation Plan will differ from the comparable provisions of the current deferred compensation plan of WPS Resources in the following principal respects:

  •
  participating directors will be able to reallocate amounts of director fees deferred among hypothetical investment accounts;

  •
  the Board of Directors of WPS Resources may direct that a portion of director fees be paid in deferred stock units;

  •
  the maximum number of authorized but previously unissued shares of Company common stock which may be issued under the Director Deferred Compensation Plan is 100,000 shares;

  •
  the definition of "change in control" and the consequences of a change in control have been modified.

If the Director Deferred Compensation Plan is not approved by the shareholders, the portion of the current deferred compensation plan and WPS Resources stock option plan applicable to non-employee directors will remain in effect.

The following summary description of the Director Deferred Compensation Plan is subject in all respects to the full text of the Director Deferred Compensation Plan which is filed as an exhibit to WPS Resources' Annual Report on Form 10-K for the year ended December 31, 2000. A copy of the Director Deferred Compensation Plan will be furnished without charge to any person entitled to receive a copy of WPS Resources' Form 10-K upon written request addressed to the attention of Barth J. Wolf, Secretary of WPS Resources. See the second paragraph under the caption "ANNUAL REPORTS" herein.

The Director Deferred Compensation Plan permits non-employee directors of WPS Resources and designated subsidiaries and affiliates to defer a portion of their director fees and to allocate the amount deferred among hypothetical investment accounts available under the Director Deferred Compensation Plan. An additional account has been established for amounts deferred prior to January 1, 1996, under a prior deferred compensation program of Wisconsin Public Service Corporation. Amounts in this account are treated as if invested at interest. The accounts are bookkeeping accounts which serve solely as a device for determining the amount of benefits accumulated by a participant and do not create or imply an obligation on the part of WPS Resources to fund such benefits.

Objective:	The purpose of the Director Deferred Compensation Plan is to attract and retain well qualified persons to serve as non-employee directors of WPS Resources and designated subsidiaries and affiliates and closely align the interests of Directors with those of shareholders.
Administration:
The Compensation and Nominating Committee of WPS Resources' Board of Directors ("Committee") will administer and interpret the Director Deferred Compensation Plan and supervise preparation of compensation deferral elections and forms.
Deferred Compensation:
A non-employee director may elect to defer up to 100% of the director fee otherwise payable to the director by WPS Resources or its subsidiaries or affiliates, in increments of 1%. Director fees are those fees, other than fees designated for the deferred stock unit feature of the Director Deferred Compensation Plan, payable to a director for services rendered on the Board of Directors of WPS Resources (including attendance fees and fees for serving as a committee chair) or for service on the board of directors of a subsidiary or affiliate of WPS Resources.

Hypothetical investment accounts are established as devices for determining the amount of benefits accumulated by a participant under the Director Deferred Compensation Plan and prior deferred compensation programs, to-wit:

Reserve Account A has been credited with the reserve account balance accumulated by a participant as of December 31, 1995, under a prior deferred compensation program of Wisconsin Public Service Corporation. Except for attributed earnings, no further contributions or credits of any kind will be made to this account. Balances of participating directors in Reserve Account A are credited with an interest equivalent for each month at a rate equal to the greater of (i) 0.5% or (ii) 1/12th of the consolidated return on equity of WPS Resources and all consolidated subsidiaries and affiliates ("ROE") for the twelve month period ended on the preceding September 30 for the months of January through March and October through December and for the twelve month period ended on the preceding March 31 for the months of April through September. The ROE for the year ended December 31, 2000 was 12.4%.

Reserve Account B is credited with that portion of deferrals of director fees which a non-employee director elects to allocate to this account. Director balances in Reserve Account B will be credited with an interest equivalent for each month at a rate equal to the greater of (i) 0.5% or (ii) 70% of 1/12th of the ROE for the twelve month period ended on the preceding September 30 for the months of January through March and October through December and for the twelve month period ended on the preceding March 31 for the months of April through September.

The Committee may revise the interest equivalent rate for Reserve Accounts A and B or the manner in which such rate is calculated, but may not reduce the rate below 6% per annum.

WPS Resources Stock Account is credited with that portion of a deferral of director fees which a non-employee director elects to allocate to this account.

Deferred Stock Unit Account is a "buy only" account credited with deferred stock units allocated to a non-employee director by WPS Resources.

The Committee may establish additional hypothetical investment accounts from time to time.

Each month deferrals to the WPS Resources Stock Unit Account and dividends payable on stock units will be for record keeping purposes, converted into whole and fractional stock units with fractional units calculated to four decimal places based on the average purchase price of all shares of Company Common Stock purchased during that month by or on behalf of the WPS Resources Corporation Company Deferred Compensation Trust and the WPS Resources Corporation Stock Investment Plan. In any month in which there are no open-market purchases for that trust or plan, the conversion will be based upon the closing price of a share of WPS Resources' common stock on the last day in that month on which WPS Resources' common stock is traded as reported in the New York Stock Exchange Composite Transactions in the Wall Street Journal. Participating directors will have no rights of a shareholder resulting from the stock units in their accounts. WPS Resources may, however, elect to have shares of Company common stock purchased by the Trust in an amount equal to a portion of the stock units in the stock account. Although participants under the Director Deferred Compensation Plan will have no proprietary interest in shares purchased by the Trust and will remain general unsecured creditors of WPS Resources with respect to amounts deferred under the Director Deferred Compensation Plan, shares held by the Trust for purposes of exercising voting rights are allocated proportionately to the share units in the respective directors' stock accounts and voted in accordance with the instructions of such directors.

Non-employee directors may elect as to the beginning of each calendar quarter to reallocate the amounts deemed invested in Reserve Account B and the WPS Resources Stock Unit Account in whole multiples of 10% or other percentage which the Committee may determine all in accordance with rules prescribed by the Committee.

All reallocation elections, however, are subject to review by the Committee prior to implementation. Further, the following are prohibited: elections to reallocate the deemed investments into WPS Resources Stock Units within six months of an election to reallocate deemed investments out of WPS Resources Stock Units and elections to reallocate the deemed investments out of WPS Resources Stock Units within six months of an election to reallocate deemed investments into WPS Resources Stock Units. These prohibited transactions are void. The Committee may restrict additional transactions, or impose other rules and procedures, to the extent deemed desirable by the Committee in order to comply with the Exchange Act.

The Board of Directors of WPS Resources may from time to time direct that a portion of the remuneration to be earned by a director for service on the Board shall be credited under the Director Deferred Compensation Plan in the form of WPS Resources Stock Units to the Deferred Stock Unit Account. The Board's direction may provide either for the direct credit of Deferred Stock Units or for the mandatory deferral of a prescribed amount of cash remuneration that will be converted into WPS Resources Stock Units. If the Board of Directors directs that a director be credited with WPS Resources Stock Units with a prescribed value, the value to be credited will be converted, for record keeping purposes, into whole and fractional WPS Resources Stock Units, with fractional units calculated to four decimal places. The conversion will be accomplished by dividing the value to be converted by the average purchase price of all shares of WPS Resources Stock purchased during that month by or on behalf of the WPS Resources Deferred Compensation Trust and the WPS Resources Corporation Stock Investment Plan. In any month in which there are no open-market purchases for that trust or plan, the conversion will be based upon the closing price of a share of WPS Resources' common stock on the last day in that month on which WPS Resources' common stock is traded as reported in the New York Stock Exchange Composite Transactions in the Wall Street Journal. Any dividends that would have been payable on the stock units credited to a Director's Deferred Stock Unit Account had such stock units been actual shares of WPS Resources Stock will be converted, for record keeping purposes, into whole and fractional stock units based on the average purchase price of all shares of WPS Resources Stock purchased by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan during the month in which the dividend is paid.

Set forth below for certain directors, are the amounts of compensation which were deferred in 2000, the amounts of deferred income on deferrals in 2000, and the number of common stock units which were allocated with respect to deferrals (including dividends attributable to the common stock units) in 2000.

WPS Resources Corporation Deferred Compensation Plan (prior to Restatement)

	Dollar Value ($)
Name	Deferral	Income on Deferrals	Number of Stock Units
Michael S. Ariens	31,858	35,948	1,409
A. Dean Arganbright	0	35,350	0
Richard A. Bemis	29,208	34,420	1,314
Robert C. Gallagher	38,408	24,416	1,666
Kathryn Hasselblad-Pascale	0	0	0
James L. Kemerling	30,461	19,947	221
John C. Meng	21,925	589	721

Distributions from Director Deferred Compensation Plan Accounts are made in 1 to 15 annual installments, as elected by the director and commence within 60 days following the end of the calendar year in which occurs the director's termination of service on the Board of Directors of WPS Resources unless the director has selected a later commencement date (which shall be no later than the first distribution period following the director's attainment of age 72). A director may modify a distribution election but such revision will take effect only if the director remains an active member of the Board of Directors of WPS Resources or a subsidiary or affiliate of WPS Resources for twelve consecutive months following the revised election. For purposes of determining distribution amounts, share units in the stock account will be valued on the basis of the closing price as reported in the Wall Street Journal as New York Stock Exchange Composite Transactions on January 21, (or if not a trading day the next preceding trading day) of each year.

Distributions attributable to the stock accounts will be made in cash and/or whole shares of common stock of WPS Resources as determined by the Committee in its sole discretion. Distributions attributable to Reserve Account A and Reserve Account B are made in cash.

The Director Deferred Compensation Plan provides that, subject to adjustment as described below, the total number of authorized but previously unissued shares of common stock of WPS Resources which may be distributed to participants pursuant to the Director Deferred Compensation Plan is 100,000, which number is not reduced by or as a result of (i) any cash distributions pursuant to the Director Deferred Compensation Plan or (ii) the distribution to directors pursuant to the Director Deferred Compensation Plan of any outstanding shares of common stock of WPS Resources purchased by or on behalf of the Trust. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of WPS Resources affecting its common stock, adjustment will be made in the number and class of shares which may be distributed pursuant to the Director Deferred Compensation Plan as may be determined to be appropriate and equitable by the Committee in its sole discretion.

The Director Deferred Compensation Plan is intended to operate in full compliance with the insider trading liability rules under Section 16 of the 1934 Act. The Committee will administer the Director Deferred Compensation Plan so that transactions under the Director Deferred Compensation Plan will be in compliance with Section 16 of the 1934 Act and shall have the right to restrict any transaction or impose other rules or requirements to the extent it deems necessary or desirable for that compliance.

Special Rules Applicable in Event of Change of Control:	The Board of Directors of WPS Resources may amend the Director Deferred Compensation Plan in anticipation of a "change of control". These amendments may include the elimination of stock units and the reallocation of the value of the stock units to Reserve Account B or the termination of the Director Deferred Compensation Plan and the distribution of accrued benefits to directors or their beneficiaries in a lump sum.

Unless the Director Deferred Compensation Plan is terminated by WPS Resources' Board of Directors, upon a change in control, the rate of interest equivalent to be credited to Reserve Account A and Reserve Account B will be the greater of the rate of interest equivalent calculated based upon the consolidated return on equity to common shareholders of WPS Resources or any successor corporation and all subsidiaries and a rate equal to 2% above the prime lending rate of Firstar Bank N.A. or its successor. With respect to Reserve Account B, the alternative minimum rate based on the prime lending rate of Firstar Bank N.A. or its successor will cease to apply on the third anniversary of the change in control for directors who are then actively serving on the Board of Directors of WPS Resources or any subsidiary or affiliate of WPS Resources.

Following a change in control WPS Resources may not, without the written consent of any affected director or beneficiary of a deceased director, amend or take action to terminate the Director Deferred Compensation Plan that would:
• decrease the number or type of investment options,

	•	cause accounts to be valued less frequently than quarterly,
	•	impair or limit a director's right to reallocate account balances,
	•	decrease the interest credited under Reserve Account A or Reserve Account B, or
	•	eliminate distribution options or terminate distribution elections then in effect.
Amendment:
Except as otherwise described above with respect to amendment following a change in control, the Board may, at any time, amend or terminate the Director Deferred Compensation Plan, provided, however, that no amendment or termination may reduce any account balance accrued to the date of such amendment or termination.
Director Rights Unsecured:
The right of a director or beneficiary of a director to receive a distribution under the Director Deferred Compensation Plan will be an unsecured claim, and they will have no right in any amount credited to an account or to specific assets of WPS Resources or its affiliates. The right of a director or beneficiary to the payment benefits under the Director Deferred Compensation Plan may not be assigned, encumbered or transferred except by will and the laws of descent and distribution. The rights of a director under the Director Deferred Compensation Plan are exercisable during the director's lifetime only by the director or his guardian or legal representative.
Required Vote:
The affirmative vote of a majority of the votes cast on the proposal by holders of WPS Resources' Common Stock is required for approval of the Director Deferred Compensation Plan provided that a majority of the outstanding shares of WPS Resources' common stock are voted on the proposal. Non-votes as well as abstentions to vote on the proposal to approve the Director Deferred Compensation Plan may prevent such proviso from being satisfied. Assuming, however, that the proviso is satisfied, any shares not voted at such meeting (whether by absentee broker non-votes or otherwise) will have no impact on the vote.

The Board recommends that you vote "FOR" approval of the Director Deferred Compensation Plan. Proxies solicited by the Board of Directors will be voted "FOR" approval of the Director Deferred Compensation Plan, unless the Shareholder has specified otherwise.

COMMON SHARE PURCHASE RIGHTS

On December 16, 1996 all shareholders were granted one stock right for each share of WPS Resources common stock they own. These stock rights may be redeemed or, under the provisions described below, exchanged for shares of WPS Resources common stock as provided in the Rights Agreement dated December 12, 1996. All rights will expire on December 11, 2006. These stock rights are intended to enhance the ability of the Board of Directors to protect shareholders and WPS Resources if there is an attempt to gain control of WPS Resources that is not in the best interests of its shareholders.

The Rights are not presently exercisable. Each stock right will provide a shareholder the right to purchase one share of common stock at an exercise price of $85. The exercise price of $85 is subject to adjustment. Ten days after any person or group of affiliated or associated persons acquires 15% or more of our common stock or announces a tender offer for 15% or more of our common stock, each stock right becomes exercisable. Each shareholder will then be entitled to purchase shares at the then current exercise price with a market value of twice the current exercise price. Any inadvertent acquisition of 15% or more of our common stock will not cause these stock rights to be exercisable, if there is prompt divestiture of shares to reduce holdings below 15%. Shares required by the exercise of these rights will be provided from authorized and unissued common shares or treasury shares. The exercise of these stock rights will have the effect of diluting the shares being acquired by an entity attempting to acquire WPS Resources. The stock rights directly provide shareholders the ability to resist any attempt to gain control of WPS Resources that they feel is not in their best interest. Stock rights do not become exercisable if the acquisition of 15% or more of our common stock is by WPS Resources, its subsidiaries or benefit plans. Rights on shares held by a person or group of affiliated or associated persons acquiring 15% or more of our stock will be null and void. A Summary of Rights to Purchase Common Shares is available to shareholders upon request.

OTHER BUSINESS

At the time this Proxy Statement went to press, no proposals meeting the requirements of the Securities and Exchange Commission for inclusion in this proxy had been submitted by shareholders for consideration at our May 3, 2001 Annual Shareholders Meeting. If any shareholder proposals are properly presented at the Annual Meeting, the persons named as proxies will vote upon them in accordance with their best judgment.

Our officers, directors, and employees may solicit proxies by correspondence, telephone, electronic communications, or in person, but without extra compensation. Banks, brokers, nominees, and other fiduciaries may be reimbursed for reasonable charges and expenses incurred in forwarding the proxy soliciting material to and receiving proxies from the beneficial owners.

ANNUAL REPORTS

Our 2000 Annual Report, including the financial statements and the report of its independent public accountants, Arthur Andersen LLP, is enclosed with this proxy statement. The Board has reappointed Arthur Andersen LLP to serve as our independent public accountants for calendar year 2001. Representatives of Arthur Andersen LLP will be at the Annual Meeting and will have a chance to make a statement if they desire. They will also be available to respond to your questions.

An annual report is filed with the Securities and Exchange Commission on Form 10-K. If you are a shareholder and would like to receive a copy of our 2000 Form 10-K, without exhibits, please write to Barth J. Wolf, Secretary and Manager — Legal Services, at WPS Resources Corporation, P.O. Box 19001, Green Bay, Wisconsin 54307-9001.

FUTURE SHAREHOLDER PROPOSALS

The deadline for submission of shareholder proposals, for inclusion in the proxy statement for our 2002 Annual Meeting of Shareholders is November 20, 2001. Proposals must be submitted in compliance with Securities and Exchange Commission regulations. The Securities and Exchange Commission requirements are defined in Rule 14a-8 of the Securities Exchange Act of 1934. As provided in the WPS Resources by-laws any nominations for directors or other business (except shareholder proposals submitted pursuant to Rule 14a-8) must be received between January 10, 2002 and February 4, 2002 or they will be considered untimely. Persons named in proxies solicited by the Board of Directors of WPS Resources for its 2002 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

                      WPS RESOURCES CORPORATION

                      BARTH J. WOLF
                       Secretary and Manager — Legal Services

APPENDIX A

WPS RESOURCES CORPORATION

CHARTER

AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Purpose

The Audit Committee ("Committee"), as an independent oversight function, shall provide assistance to the Corporate Board of Directors ("Board") in fulfilling the Board's responsibilities to the shareholders. The Committee shall provide this assistance by monitoring the Corporation's internal control system and financial reporting process, and by maintaining a free and open means of communication between the Board, the external auditors, the internal auditors, and management of the Corporation. The Committee shall foster a candid, active, and substantive dialogue by raising necessary and difficult issues and asking pertinent and probing questions of management, external auditors, and internal auditors on a regular basis.

Composition

1.
The Committee shall be comprised of three or more directors, as determined by the Board, each of who shall meet the independence requirements of the rules of the New York Stock Exchange. Each Committee member shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of the Committee member's independent judgment.

2.
Each Committee member shall have a working familiarity with basic financial and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

Meetings

1.
The Committee shall meet two times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

2.
The Committee shall meet privately, at least annually, with each of these groups: management, the external auditors, internal auditors, and as a Committee.

3.
The Committee shall maintain minutes of meetings and periodically report to the Board on significant results of its activities.

Oversight Areas

1.
The Committee shall oversee the processes that management has established, including policies and procedures, to assure:

•
An adequate system of internal control is functioning within the Corporation.

  •
  The reliability and integrity of the accounting policies, financial reporting, and disclosure practices of the Corporation.

  •
  Management has an understanding of the Corporation's business risks.

  •
  Enforcement and monitoring of compliance with the Corporation's Code of Conduct, which includes the Corporation's compliance with all applicable laws and regulations.

2.
The Committee shall oversee the external audit process by:

•
Ensuring that the external auditor understands that the external auditor is ultimately accountable to the Committee and the Board.

•
Selecting, evaluating, and, if necessary, replacing the external auditor.

•
Reviewing and appraising the efforts of the external auditor.

•
Ensuring that the external auditor submits the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and, on a periodic basis, a formal written statement delineating all relationships between the external auditor and the Corporation.

•
Reviewing and discussing with the external auditor issues arising in the audit related to Statement on Auditing Standards ("SAS") 61, Communication with Audit Committees; SAS 89, Audit Adjustments; and SAS 90, Audit Committee Communications.

•
Dialoguing with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditor.

3.
The Committee, along with the Board, shall oversee the duties and results of the internal audit function to ensure that the internal audit function operates effectively and efficiently.

4.
The Committee shall review and discuss the annual audited financial statements with management and recommend to Board that the statements be included in the Corporation's 10-K.

5.
The Committee shall annually prepare a report to shareholders and shall cause the Corporation to include it in its annual proxy statement, as required by the Securities and Exchange Commission.

6.
The Committee shall cause the Corporation to include a copy of the Committee's Charter in the Corporation's annual proxy statement, at least once every three years.

7.
The Committee shall review and reassess the adequacy of this Charter at least annually.

8.
The Committee shall periodically perform self-assessment of the Committee's performance.

9.
The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

10.
The Committee shall perform any other activities consistent with this Charter, the Corporation's articles of incorporation and by-laws, and the governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX B

This Appendix is filed pursuant to General Instruction 3 to Item 10 of Rule 14(a)-101.
It has not been included in the proxy statement.

WPS RESOURCES CORPORATION

2001 OMNIBUS INCENTIVE COMPENSATION PLAN

Section 1. PURPOSE AND DEFINITIONS

    (a) Purpose. The purpose of the WPS Resources Corporation 2001 Omnibus Incentive Compensation Plan is to promote the interests of the Company and its shareholders by (a) attracting and retaining executives and other key employees of outstanding training, experience and ability; (b) motivating them, by means of performance-related incentives, to achieve performance goals; and (c) enabling them to participate in the growth and financial success of the Company. It is intended that this purpose be effected via performance-based incentives and through awards or grants of stock options and various other rights with respect to shares of the Company's common stock, as provided herein, to such eligible employees (as defined in subsection (b) below).

    (b) Definitions. The following terms shall have the following respective meanings unless the context requires otherwise:

      (1) An "Affiliate" of, or a person "affiliated" with, a specified person is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified and the term "Associate" used to indicate a relationship with any person, means (i) any corporation or organization (other than the registrant or a majority-owned subsidiary of the registrant) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the registrant or any of its parents or subsidiaries.

      (2) The term "Annual Performance Right" shall mean the right to receive up to the amount of compensation described in the Participant's award agreement, taking into account the Target Award and the Performance Formula, upon the attainment of one or more specified Performance Goals, subject to the terms and conditions of the award agreement and the Plan.

      (3) A person shall be deemed to be the "Beneficial Owner" of any securities:

        (A) which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or (B) securities issuable upon exercise of Rights pursuant to the terms of the Company's Rights Agreement with Firstar Trust Company, dated as of December 12, 1996, as amended from time to time (or any successor to such Rights Agreement) at any time before the issuance of such securities;

        (B) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

        (C) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Section paragraph (B) above) or disposing of any voting securities of the Company.

      (4) The term "Board" shall mean the Board of Directors of the Company.

      (5) The term "Change in Control" shall mean the occurrence of any one of the following:

        (A) any Person (other than any employee benefit plan of the Company or of any subsidiary of the Company, any Person organized, appointed or established pursuant to the terms of any such benefit plan or any trustee, administrator or fiduciary of such a plan) is or becomes the Beneficial Owner of securities of the Company representing at least 30% of the combined voting power of the Company's then outstanding securities;

        (B) one-half or more of the members of the Board are not Continuing Directors;

        (C) there shall be consummated any merger, consolidation, or reorganization of the Company with any other corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are owned by the former shareholders of the Company other than a shareholder who is an Affiliate or Associate of any party to such consolidation or merger;

        (D) there shall be consummated any merger of the Company or share exchange involving the Company in which the Company is not the continuing or surviving corporation other than a merger of the Company in which each of the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

        (E) there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a Person which is not a wholly owned subsidiary of the Company; or

        (F) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

      (6) The term "Code" shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

      (7) The term "Committee" shall mean the committee appointed pursuant to Section 2 to administer the Plan.

      (8) The term "Company" shall mean WPS Resources Corporation, or any successor thereto.

      (9) The term "Continuing Director" shall mean (i) any member of the Board of Directors of the Company who was a member of such Board on May 1, 1997, (ii) any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on such Board, and (iii) additional directors elected by a majority of the Continuing Directors then on such Board.

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     (10) The term "Covered Executive" shall mean, with respect to each taxable year of the Company, an individual who, on the last day of the taxable year, is the Chief Executive Officer of the Company or among the four highest compensated officers of the Company and its subsidiaries (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules under the Exchange Act.

     (11) The term "Employee" shall mean an employee of the Company or any Subsidiary. The term "Employee" shall also be deemed to include any person who is an employee of any joint venture corporation or partnership, or comparable entity, in which the Company or Subsidiary has a substantial equity interest.

     (12) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended and in effect from time to time.

     (13) The term "Fair Market Value" shall mean the average of the highest and lowest sale prices at which a share of Stock shall have been sold regular way on the New York Stock Exchange on the date of grant of any Option or Stock Appreciation Right or other relevant valuation date. In the event that any Option or Stock Appreciation Right shall be granted, or other relevant valuation date shall occur, on a date on which there were no such sales of Stock on the New York Stock Exchange, the Fair Market Value of a share of Stock shall be deemed to be the average of the highest and lowest sale prices on the next preceding day on which there were such sales.

     (14) The term "Final Award" shall mean the amount of compensation or the number of shares of Stock to be awarded finally to the Participant who holds an Annual Performance Right or a Performance Stock Right, as determined by the Committee taking into account the extent to which the Participant has achieved the Performance Goals.

     (15) The term "Option" or "Options" shall mean the option to purchase Stock in accordance with Section 6 and such other terms and conditions as may be prescribed by the Committee. An Option may be either an "incentive stock option", as such term is defined in the Code, or shall otherwise be designated as an option entitled to favorable treatment under the Code ("ISO") or a "nonqualified stock option" ("NQO"). ISOs and NQOs are individually called an "Option" and collectively called "Options".

     (16) The term "Other Stock-Based Awards" shall mean awards of Stock or other rights made in accordance with Section 7.

     (17) The term "Participant" shall mean an Employee who has been designated for participation in the Plan.

     (18) The term "Performance Goals" shall mean, with respect to any Annual Performance Right or Performance Stock Right granted to a Participant who is a Covered Executive, a performance measure that is based upon one or more of the following objective business criteria established by the Committee with respect to the Company and/or any Subsidiary, division, business unit or component thereof: asset charge, asset turnover, return on sales, capital employed in the business, capital spending, cash flow, cost structure improvements, complexity reductions, customer loyalty, diversity, earnings growth, earnings per share, economic value-added, environmental health, safety, increase in customer base, market share, net cash balance, net income, net income margin, net operating cash flow, operating profit margin, operations and maintenance reduction, productivity, response time, profits before tax, quality/customer satisfaction, return on assets, return on capital, return on equity, return on net operating assets, return on sales, revenue growth, sales margin, sales volume, system reliability, total shareholder return, variable margin and working capital. With respect to any Annual Performance Right or Performance Stock Right granted to a Participant who is not a Covered Executive, performance

3

  goals may be based on one or more of the business criteria described above or any other criteria based on individual, business unit, Subsidiary, group or Company performance selected by the Committee. The Performance Goals may be expressed in absolute terms or relate to the performance of other companies or to an index.

     (19) The term "Performance Formula" shall mean a formula to be applied in relation to the Performance Goals in determining the percentage, not to exceed 200%, of the Target Award earned by the Participant with respect to a Plan Award.

     (20) The term "Performance Period" shall mean the period of time for which performance with respect to one or more Performance Goals with respect to any Annual Performance Right or Performance Stock Right is to be measured, with such period commencing not earlier than 90 days prior to the date of grant of such Annual Performance Right or Performance Stock Right.

     (21) The terms "Performance Stock Rights" or "Performance Shares" shall mean the right to receive, without payment to the Company, up to the number of shares of Stock described in the Participant's award agreement, taking into account the Target Award and the Performance Formula, upon the attainment of one or more specified Performance Goals, subject to the terms and provisions of the award agreement and the Plan.

     (22) The term "Person" shall mean any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

     (23) The term "Plan" shall mean the WPS Resources Corporation 2001 Omnibus Incentive Compensation Plan as the same may be amended and in effect from time to time.

     (24) The term "Plan Awards" shall mean awards or grants of incentive compensation, whether in cash or in the form of stock options or various other rights with respect to shares of Stock.

     (25) The term "Right" shall mean an Annual Performance Right or a Performance Stock Right, as required by the context.

     (26) The term "Stock Appreciation Right" shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 6, based on the amount by which the Fair Market Value of a share of Stock on the relevant valuation date exceeds the grant price.

     (27) The term "Subsidiary" shall mean (A) any corporation a majority of the voting stock of which is owned directly or indirectly by the Company or (B) any limited liability company a majority of the membership interest of which is owned, directly or indirectly, by the Company.

     (28) The term "Stock" shall mean shares of the Company's common stock, par value $1.00 per share.

     (29) The term "Target Award" shall mean the amount of compensation or the number of shares of Stock, subject to adjustment pursuant to Section 12, to be earned by a Participant under an Annual Performance Right or a Performance Stock Right if all of the Performance Goals are achieved.

Section 2. ADMINISTRATION

    (a) Committee. The Plan shall be administered by the Compensation and Nominating Committee of the Board consisting of not less than two (2) members of the Board who meet the "outside" director requirements of Section 162(m) of the Code and the "non-employee director" requirements of Rule 16b-3(b)(3) under the Exchange Act, or by any other committee appointed by the Board, provided the members of such committee meet such requirements. The Committee shall administer the

4

Plan and perform such other functions as are assigned to it under the Plan. The Committee is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated. Any authority granted to the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any qualified performance-based award to cease to qualify for exemption under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with any action taken by the Committee, the Board action shall control.

    (b) Delegation of Authority. The Committee may delegate any or all of its powers and duties under the Plan, including, but not limited to, its authority to make awards under the Plan or to grant waivers pursuant to Section 9, to one or more other committees (including a committee consisting of two or more corporate officers) as it shall appoint, pursuant to such conditions or limitations as the Committee may establish; provided, however, that the Committee shall not delegate its authority to (1) act on matters affecting any Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act, or the liability provisions of Section 16(b) of the Exchange Act (any such Participant being called a "Section 16 Person") or (2) amend or modify the Plan pursuant to the provisions of Section 15(b). To the extent of any such delegation, the term "Committee" when used herein shall mean and include any such delegate.

    (c) Eligibility of Committee Members.No person while a member of the Committee shall be eligible to hold or receive a Plan Award.

Section 3. ANNUAL PERFORMANCE RIGHTS AND FINAL AWARDS

    (a) Grant of Annual Performance Rights. The Committee, at any time and from time to time while the Plan is in effect, may grant or authorize the granting of, Annual Performance Rights to such officers of the Company and any Subsidiary, and other Employees, whether or not members of the Board, as it may select and in such amount as it shall designate, subject to the provisions of this Section 3.

    (b) Maximum Awards. The maximum amount that may be granted to a Covered Executive as a Final Award with respect to one or more Annual Performance Rights during any calendar year during any part of which the Plan is in effect, whether such Final Award is payable in cash or credited to the Covered Executive's account under the WPS Resources Corporation Deferred Compensation Plan in accordance with subsection (d) below, shall be $1 million.

    (c) Terms and Provisions of Annual Performance Rights. Prior to the grant of any Annual Performance Right, the Committee shall determine the terms and provisions of such Right, including, without limitation (1) the Target Award; (2) one or more Performance Goals to be used to measure performance under such Right, and the Performance Formula to be applied against the Performance Goals in determining the amount of compensation earned under such Right as a percentage of the Target Award; (3) the Performance Period, and (4) the effect of the Participant's termination of employment or death. Within 90 days of commencement of a Performance Period, the Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period which, if not met, would result in no Final Award being made to any Participant with respect to such Performance Goal for such Performance Period. During and after the Performance Period, but prior to the Committee's final determination of the Participant's Final Award as provided in subsection (d), the Committee may adjust the Performance Goals, Performance Formula and Target Award and otherwise modify the terms and provisions of a Right granted to a Participant who is not a Covered Executive, subject to the terms and conditions of the Plan. Each Right shall be evidenced by an award agreement in such form as the Committee may determine.

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    (d) Final Awards.

      (1) As soon as practicable following the completion of the Performance Period relating to any Annual Performance Right, but not later than 12 months following such completion, the Committee shall determine the extent to which the Participant achieved the Performance Goals and the amount of compensation to be awarded as a Final Award to the Participant who holds such Right. In making such determination, the Committee shall apply the applicable Performance Formula for the Participant for the Performance Period against the accomplishment of the related Performance Goals. The Committee may, in its sole discretion, reduce the amount of any Final Award that otherwise would be awarded to any Participant for any Performance Period. In addition, the Committee may, in its sole discretion, increase the amount of any Final Award that otherwise would be awarded to any Participant who is not a Covered Executive. Any such determination shall take into account (A) the extent to which the Performance Goals provided in such Right were, in the Committee's sole opinion, achieved, (B) the individual performance of such Participant during the related Performance Period and (C) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such Right. The Committee shall notify such Participant of such Participant's Final Award as soon as practicable following such determination.

      (2) Following the determination of each Final Award, unless the Participant has elected to defer all or a portion of the Final Award in accordance with the procedures set forth in the WPS Resources Corporation Deferred Compensation Plan, the Final Award will be payable to the Participant in cash.

Section 4. STOCK AVAILABLE FOR PLAN AWARDS

    (a) Stock Subject to Plan. The Stock to be subject to or related to Plan Awards may be either authorized and unissued or held in the treasury of the Company. The maximum number of shares of Stock with respect to which Plan Awards may be granted under the Plan, subject to adjustment in accordance with the provisions of Section 12, shall be two million (2,000,000) shares; (2) the maximum number of shares subject to Options, with or without any related Stock Appreciation Rights, or Stock Appreciation Rights (not related to Options) that may be granted pursuant to Section 6 to any Covered Executive during any calendar year during any part of which the Plan is in effect shall be 150,000 subject to adjustment in accordance with the provision of Section 12; and (3) the maximum number of shares of Stock that may be granted as Final Awards pursuant to Section 5 to any Covered Executive during any calendar year during any part of which the Plan is in effect shall be 50,000, subject to adjustment in accordance with the provision of Section 12.

    (b) Computation of Stock Available for Plan Awards. For the purpose of computing the total number of shares of Stock remaining available for Plan Awards at any time while the Plan is in effect, there shall be debited against the total number of shares determined to be available pursuant to subsections (a) and (c) of this Section 4, (1) the maximum number of shares of Stock subject to issuance upon exercise of Options or Stock Appreciation Rights granted under this Plan, (2) the maximum number of shares of Stock issuable under Performance Stock Rights granted under this Plan, and (3) the number of shares of Stock related to Other Stock-Based Awards granted under this Plan, as determined by the Committee in each case as of the dates on which such Plan Awards were granted.

    (c) Terminated, Expired or Forfeited Plan Awards. The shares involved in the unexercised or undistributed portion of any terminated, expired or forfeited Plan Award shall be made available for further Plan Awards. Any shares of Stock made available for Plan Awards pursuant to this subsection (c) shall be in addition to the shares available pursuant to subsection (a) of this Section 4. Notwithstanding the foregoing, in the event any Option or Stock Appreciation Right granted to a

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Covered Executive is canceled, the number of shares of Stock subject to such canceled Option or Stock Appreciation Right shall continue to count against the individual limit specified in subsection (a), in accordance with the requirements of Code Section 162(m).

Section 5. PERFORMANCE STOCK RIGHTS AND FINAL AWARDS

    (a) Grant of Performance Stock Rights. The Committee, at any time and from time to time while the Plan is in effect, may grant, or authorize the granting of, Rights to such officers of the Company and any Subsidiary, and other key salaried Employees, whether or not members of the Board, as it may select and for such numbers of shares as it shall designate, subject to the provisions of this Section 5 and Section 4.

    (b) Terms and Provisions of Performance Stock Rights. Prior to the grant of any Right, the Committee shall determine the terms and provisions of each Right, including, without limitation (1) the Target Award; (2) one or more Performance Goals to be used to measure performance under such Right, and the Performance Formula to be applied against the Performance Goals in determining the number of shares of Stock earned under such Right as a percentage of the Target Award; (3) the Performance Period; (4) the period of time, if any, during which the disposition of shares of Stock issuable under such Right shall be restricted as provided in subsection (a) of Section 10, provided, however, that the Committee may establish restrictions applicable to any Right at the time of or at any time prior to the granting of the related Final Award rather than at the time of granting such Right; and (5) the effect of the Participant's termination of employment or death. Within 90 days of commencement of a Performance Period, the Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period which, if not met, would result in no Final Award being made to any Participant with respect to such Performance Goal for such Performance Period. During and after the Performance Period, but prior to the Committee's final determination of the Participant's Final Award as provided in subsection (d), the Committee may adjust the Performance Goals, Performance Formula and Target Award and otherwise modify the terms and provisions of a Right granted to a Participant who is not a Covered Executive, subject to the terms and conditions of the Plan. Each Right shall be evidenced by an award agreement in such form as the Committee may determine.

    (c) Dividend Equivalents on Stock Performance Rights.

      (1) If the Committee shall determine, each Participant to whom a Right is granted shall be entitled to receive payment of the same amount of cash that such Participant would have received as cash dividends if, on each record date during the Performance Period relating to such Right, such Participant had been the holder of record of a number of shares of Stock equal to 100% of the related Target Award (as adjusted pursuant to Section 12). Any such payment may be made at the same time as a dividend is paid or may be deferred until the date that a Final Award is determined, as determined by the Committee in its sole discretion. Such cash payments are hereinafter called "dividend equivalents".

      (2) Notwithstanding the provisions of subsection (c)(1), the Committee may determine that, in lieu of receiving all or any portion of any such dividend equivalent in cash, a Participant shall receive an award of full shares of Stock having a Fair Market Value approximately equal to the portion of such dividend equivalent that was not paid in cash. Certificates for shares of Stock so awarded may be issued as of the payment date for the related cash dividend or may be deferred until the date that the Final Award is determined, and the shares of Stock covered thereby may be subject to the terms and conditions of the Right to which it relates (including but not limited to the attainment of the Performance Goals) and the terms and conditions of the Plan (including but not limited to Sections 5, 9, 10 and 12), all as determined by the Committee in its sole discretion.

    (d) Final Awards.

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    As soon as practicable following the completion of the Performance Period relating to any Right, but not later than 12 months following such completion, the Committee shall determine the extent to which the Participant achieved the Performance Goals and the number of shares of Stock to be awarded as a Final Award to the Participant who holds such Right. Each Final Award shall represent only full shares of Stock, and any fractional share that would otherwise result from such Final Award calculation shall be disregarded. In making such determination, the Committee shall apply the applicable Performance Formula for the Participant for the Performance Period against the accomplishment of the related Performance Goals. The Committee may, in its sole discretion, reduce the amount of any Final Award that otherwise would be awarded to any Participant for any Performance Period. In addition, the Committee may, in its sole discretion, increase the amount of any Final Award that otherwise would be awarded to any Participant who is not a Covered Executive. Any such determination shall take into account (A) the extent to which the Performance Goals provided in such Right were, in the Committee's sole opinion, achieved, (B) the individual performance of such Participant during the related Performance Period and (C) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such Right. The Committee shall notify such Participant of such Participant's Final Award as soon as practicable following such determination.

      (1) Following the determination of each Final Award, unless the Participant has elected to defer all or a portion of the Final Award in accordance with the procedures set forth in the WPS Resources Corporation Deferred Compensation Plan or unless the Committee has directed an alternate form of distribution, the Company shall issue or cause to be issued certificates for the number of shares of Stock representing such Final Award, registered in the name of the Participant who received such Final Award. Such Participant shall thereupon become the holder of record of the number of shares of Stock evidenced by such certificates, entitled to dividends, voting rights and other rights of a holder thereof, subject to the terms and provisions of the Plan, including, without limitation, the provisions of this subsection (d) and Sections 9, 10 and 12. The Committee may require that such certificates bear such restrictive legend as the Committee may specify and be held by the Company in escrow or otherwise pursuant to any form of agreement or instrument that the Committee may specify. If the Committee has determined that deferred dividend equivalents shall be payable to a Participant with respect to any Right pursuant to subsection (c) of this Section 5, then concurrently with the issuance of such certificates, the Company shall deliver to such Participant a cash payment or additional shares of Stock in settlement of such dividend equivalents.

Section 6. OPTIONS AND STOCK APPRECIATION RIGHTS

    (a) Grant of Options.

      (1) The Committee, at any time and from time to time while the Plan is in effect, may authorize the granting of Options to such officers of the Company and any Subsidiary, and other key salaried Employees, whether or not members of the Board, as it may select, and for such numbers of shares as it shall designate, subject to the provisions of this Section 6 and Section 4. Each Option granted pursuant to the Plan shall be a NQO unless designated by the Committee at the time of grant as an ISO.

      (2) The date on which an Option shall be granted shall be the date of authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized. Any individual may hold more than one Option.

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    (b) Price. In the case of each Option granted under the Plan the option price shall be the Fair Market Value of Stock on the date of grant of such Option; provided, however, that the Committee may in its discretion fix an option price in excess of the Fair Market Value of Stock on such date.

    (c) Grant of Stock Appreciation Rights.

      (1) The Committee, at any time and from time to time while the Plan is in effect, may authorize the granting of Stock Appreciation Rights to such officers of the Company and any Subsidiary, and other key salaried Employees, whether or not members of the Board, as it may select, and for such numbers of shares as it shall designate, subject to the provisions of this Section 6 and Section 4. Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a "Tandem SAR"), or may be granted independently of any Option, as determined by the Committee. If the Stock Appreciation Right is granted independently of an Option, the grant price of such Stock Appreciation Right shall be the Fair Market Value of Stock on the date of grant; provided, however, that the Committee may, in its discretion, fix a grant price in excess of the Fair Market Value of Stock on such grant date.

      (2) Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, either (A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the grant price (such amount being hereinafter referred to as the "Spread"), by (ii) the Fair Market Value of a share of Stock on the exercise date; or (B) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Committee in its sole discretion; provided, however, that, in the case of a Tandem SAR, the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Fair Market Value on the date of exercise of the total number of shares subject to the related Option or portion thereof.

    (d) Terms and Conditions.

      (1) Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions as shall be determined pursuant to the provisions of the award agreement with respect to such Option and Stock Appreciation Right; provided, however, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and provided, further, that in any event no Option or Stock Appreciation Right shall be exercised beyond ten years from the date of grant.

      (2) The Committee may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time.

      (3) With respect to Options issued with Tandem SARs, the right of a Participant to exercise the Tandem SAR shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares

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  covered by such Option are used to calculate shares or cash received upon exercise of the Tandem SAR.

      (4) If any fractional share of Stock would otherwise be payable to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.

    (e) Award Agreement. Each Option and Stock Appreciation Right shall be evidenced by an award agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

     (f) Payment for Option Shares.

      (1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in such manner as is provided in the applicable award agreement, which may include payment through a cash-less exercise executed through a broker.

      (2) Unless the Committee shall provide otherwise in any award agreement, any payment for shares of Stock purchased upon exercise of an Option granted hereunder may be made in cash, by delivery of shares of Stock beneficially owned by the Participant, or by a combination of cash and Stock, at the election of the Participant; provided, however, that any shares of Stock so delivered shall have been beneficially owned by the Participant for a period of not less than six months prior to the date of exercise. Any such shares of Stock so delivered shall be valued at their Fair Market Value on the date of such exercise. The Committee shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required.

Section 7. STOCK AND OTHER STOCK-BASED AWARDS

    (a) Grants of Other Stock-Based Awards. The Committee, at any time and from time to time while the Plan is in effect, may grant Other Stock-Based Awards to such officers of the Company and its Subsidiaries, and other key salaried Employees, whether or not members of the Board, as it may select. Such Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to, or otherwise based on, Stock, may include, but are not limited to, awards of restricted Stock or Plan Awards denominated in the form of "stock units", grants of so-called "phantom stock" and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 6. Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other employee plan of the Company, including a plan of any acquired entity.

    (b) Terms and Conditions. Subject to the provisions of the Plan, the Committee shall have the authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such Plan Awards (subject to the provisions of Section 4) and all other terms and conditions of such Plan Awards, including, but not limited to, whether such Plan Awards shall be payable or paid in cash, Stock or otherwise.

    (c) Consideration for Other Stock-Based Awards. In the discretion of the Committee, any Other Stock- Based Award may be granted as a Stock bonus for no consideration other than services rendered.

Section 8. CASH AWARDS TO EMPLOYEES OF FOREIGN SUBSIDIARIES OR BRANCHES OR JOINT VENTURES

    In order to facilitate the granting of Plan Awards to Participants who are foreign nationals or who are employed outside of the United States of America, the Committee may provide for such special

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terms and conditions, including without limitation substitutes for Plan Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such substitutes for Plan Awards may include a requirement that the Participant receive cash, in such amount as the Committee may determine in its sole discretion, in lieu of any Plan Award or share of Stock that would otherwise have been granted to or delivered to such Participant under the Plan. The Committee may approve any supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for purposes of this Section 8 without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provision that is inconsistent with the terms of the Plan as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

Section 9. PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

    (a) Effect of Competitive Activity. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award granted to such Participant is outstanding hereunder, and such Participant has not yet received the compensation or Stock covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock or compensation or benefit only if, during the entire period from the date of such Participant's termination to the date of such receipt, such Participant shall have (1) made himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to and otherwise cooperate with the Company or any Subsidiary with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary, and (2) refrained from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary.

    (b) Nonfulfillment of Competitive Activity Conditions: Waivers Under the Plan. In the event of a Participant's non-fulfillment of any condition set forth in subsection (a) of this Section 9, such Participant's rights under any Plan Award shall be forfeited and cancelled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived in the following manner:

      (1) with respect to any such Participant who at any time shall have been a Section 16 Person, such waiver may be granted by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary by reason of the nonfulfillment of such condition; and

      (2) with respect to any other such Participant, such waiver may be granted by the Committee (or any delegate thereof) upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

    (c) Effect of Inimical Conduct. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Plan Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant's employment) acted in a manner inimical to the best interests of the Company or any Subsidiary.

    (d) Tax and Other Withholding. Prior to any distribution of cash, Stock or Other Stock-Based Awards (including payments under Section 5(c)) to any Participant, appropriate arrangements

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(consistent with the Plan and any rules adopted hereunder) shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law.

    (e) Substitution. The Committee, in its sole discretion, may substitute a Plan Award (except ISOs) for another Plan Award or Plan Awards of the same or different type.

Section 10. NON-TRANSFERABILITY OF PLAN AWARDS; RESTRICTIONS ON DISPOSITION AND EXERCISE OF PLAN AWARDS

    (a) Restrictions on Transfer of Rights or Final Awards. No Right or, until the expiration of any restriction period imposed by the Committee, no shares of Stock covered by any Final Award, shall be transferred, pledged, assigned or otherwise disposed of by a Participant, except as permitted by the Plan, without the consent of the Committee, otherwise than by will or the laws of descent and distribution; provided, however, that the Committee may permit, on such terms as it may deem appropriate, use of Stock included in any Final Award as partial or full payment upon exercise of an Option under the Plan or a stock option under any other stock option plan of the Company prior to the expiration of any restriction period relating to such Final Award.

    (b) Restrictions on Transfer of Options or Stock Appreciation Rights. Unless the Committee determines otherwise, no Option or Stock Appreciation Right shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant the Option or Stock Appreciation Right shall be exercisable only by such Participant or such Participant's guardian or legal representative.

    (c) Restrictions on Transfer of Certain Other Stock-Based Awards. Unless the Committee determines otherwise, no Other Stock-Based Award shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant any such Other Stock-Based Award shall be exercisable only by such Participant or such Participant's guardian or legal representative.

    (d) Attachment and Levy. No Plan Award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a Plan Award, or to grant to any person other than the Participant the authority to exercise or otherwise act with respect to a Plan Award, shall be recognized as valid.

Section 11. DESIGNATION OF BENEFICIARIES

    Anything contained in the Plan to the contrary notwithstanding, a Participant may file with the Company a written designation of a beneficiary or beneficiaries under the Plan, subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Committee from time to time may prescribe. A Participant may from time to time revoke or change any such designation of beneficiary. Any designation of a beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the entitlement of any such beneficiary to receive any Right, Final Award, Option, Stock Appreciation Right or Other Stock-Based Award, or if applicable law requires the Company to do so, the Committee may recognize only the legal representative of such Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone. In the event of the death of any Participant, the term "Participant" as used in the Plan shall thereafter be deemed to refer to the beneficiary designated pursuant to this Section 11 or, if no such designation is in effect, the executor or administrator of the estate of such Participant, unless the context otherwise requires.

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Section 12. MERGER, CONSOLIDATION, STOCK DIVIDENDS, ETC.

    (a) Adjustments. In the event of any merger, consolidation, reorganization, stock split, stock dividend or other event affecting Stock, an appropriate adjustment shall be made in the total number of shares available for Plan Awards and in all other provisions of the Plan that include a reference to a number of shares, and in the numbers of shares covered by, and other terms and provisions (including, but not limited to the grant or exercise price of any Plan Award) of outstanding Plan Awards.

    (b) Committee Determinations. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to a Plan Award.

Section 13. ACCELERATION OF PAYMENT OR MODIFICATION OF PLAN AWARDS

    (a) Acceleration and Modification. The Committee, in the event of the death of a Participant or in any other circumstance, may accelerate distribution of any Plan Award in its entirety or in a reduced amount, or modify any Plan Award, in each case on such basis and in such manner as the Committee may determine in its sole discretion.

    (b) Change in Control. Notwithstanding any other provision of the Plan, unless the Committee determines otherwise at the time of grant, upon the occurrence of a Change in Control, (1) any Plan Awards outstanding as of the date of such Change in Control, and that are not then vested, shall become fully vested if vesting is based solely upon length of the employment relationship, or shall become fully vested at the Target Level (or if greater, the then projected Final Award) prorated for the portion of the Performance Period that has been completed as of the date of the Change in Control, (2) any restrictions or other conditions applicable to any outstanding Awards shall lapse, and such Plan Awards shall become free of all restrictions and conditions; and (3) any such Plan Awards shall be immediately paid to the Participant.

Section 14. RIGHTS AS A STOCKHOLDER

    A Participant shall not have any rights as a stockholder with respect to any Stock covered by any Plan Award until such Participant shall have become the holder of record of such Stock.

Section 15. TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND AGREEMENTS

    (a) Term. Unless terminated earlier pursuant to subsection (b), the Plan shall terminate on December 31, 2010.

    (b) Amendment, Modification and Termination of Plan. The Board may, from time to time, amend or modify the Plan or any outstanding Plan Award, including without limitation, to authorize the Committee to make Plan Awards payable in other securities or other forms of property of a kind to be determined by the Committee, and such other amendments as may be necessary or desirable to implement such Plan Awards, or may terminate the Plan or any provision thereof; provided, however, that no such action of the Board, without approval of the stockholders, may (1) increase the total number of shares of Stock with respect to which Plan Awards may be granted under the Plan or the individual limits specified in Section 4(a), (2) extend the term of the Plan as set forth in paragraph (a) of this Section 15, (3) permit any person while a member of the Committee or any other committee of the Board administering the Plan to be eligible to receive or hold a Plan Award, or (4) permit the Company to decrease the grant price of any outstanding Option or Stock Appreciation Right.

    (c) Limitation and Survival. No amendment to or termination of the Plan or any provision hereof, and no amendment or cancellation of any outstanding Plan Award, by the Board or the stockholders of the Company, shall, without the written consent of the affected Participant, adversely affect any

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outstanding Plan Award. The Committee's authority to act with respect to any outstanding Plan Award, and a Participant's ability to exercise an outstanding Plan award, shall survive termination of the Plan.

    (d) Amendments for Changes in Law. Notwithstanding the foregoing provisions, the Board shall have the authority to amend outstanding Plan Awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Plan Awards that qualify for beneficial treatment under such rules, without stockholder approval.

Section 16. INDEMNIFICATION AND EXCULPATION

    (a) Indemnification. Each person who is or shall have been a member of the Board, the Committee, or of any other committee of the Board administering the Plan or of any committee appointed by the foregoing committees, shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person's lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

    (b) Exculpation. Each member of the Board, the Committee, or of any other committee of the Board administering the Plan or any committee appointed by the foregoing committees, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board, the Committee, or of any other committee of the Board administering the Plan or of any committee appointed by the foregoing committees, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

Section 17. EXPENSES OF PLAN

    The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries; provided, that the costs and expenses associated with the redemption or exercise of any Plan Award, including but not limited to commissions charged by any agent of the Company, may be charged to the Participants.

Section 18. FINALITY OF DETERMINATIONS

    Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board, the Committee or any committee of the Board administering the Plan or any committee appointed by the foregoing committees, shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, the stockholders, the Committee and each of the members thereof, and the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.

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Section 19. NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD

    (a) No Right to Employment. Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an Employee or director of the Company or Subsidiary, whether for the duration of any Performance Period, the duration of any vesting period under a Plan Award, or otherwise, or affect the right of the Company or Subsidiary to terminate the employment of any Participant for any reason.

    (b) No Right to Award. No Employee or other person shall have any claim or right to be granted a Plan Award under the Plan. Having received an Award under the Plan shall not give a Participant or any other person any right to receive any other Plan Award under the Plan. A Participant shall have no rights in any Plan Award, except as set forth herein and in the applicable award grant.

Section 20. GOVERNING LAW AND CONSTRUCTION

    The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with the laws of the State of Wisconsin without regard to the principle of conflict of laws. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.

Section 21. SECURITIES AND STOCK EXCHANGE REQUIREMENTS

    (a) Restrictions on Resale. Notwithstanding any other provision of the Plan, no person who acquires Stock pursuant to the Plan may, during any period of time that such person is an affiliate of the Company (within the meaning of the rules and regulations of the Securities Exchange Commission) sell or otherwise transfer such Stock, unless such offer and sale or transfer is made (1) pursuant to an effective registration statement under the Securities Act of 1933 ("1933 Act"), which is current and includes the Stock to be sold, or (2) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated pursuant thereto.

    (b) Registration, Listing and Qualification of Shares of Common Stock. Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Stock covered by a Plan Award upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the purchase or receipt of Stock in connection therewith, no Stock may be purchased, delivered or received pursuant to such Plan Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any person receiving or purchasing Stock pursuant to a Plan Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Stock under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

Section 22. EFFECTIVE DATE

    Subject to Section 23 below, the Plan shall become effective January 1, 2001.

Section 23. VOTE REQUIRED

    The affirmative vote of the holders of a majority of the total votes cast on the proposal to approve the Plan at the 2001 annual meeting of shareholders of the Company will be required for approval of the Plan.

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APPENDIX C

This Appendix is filed pursuant to General Instruction 3 to Item 10 of Rule 14(a)-101.
It has not been included in the proxy statement.

WPS RESOURCES CORPORATION

DEFERRED COMPENSATION PLAN

As Amended and Restated Effective January 1, 2001

WPS RESOURCES CORPORATION

DEFERRED COMPENSATION PLAN

    The WPS Resources Corporation Deferred Compensation Plan (the "Plan") has been adopted to promote the best interests of WPS Resources Corporation (the "Company") and the stockholders of the Company by attracting and retaining key management employees possessing a strong interest in the successful operation of the Company and its subsidiaries or affiliates and encouraging their continued loyalty, service and counsel to the Company and its subsidiaries or affiliates. The Plan is amended and restated effective January 1, 2001 as set forth herein.

    Except as expressly provided herein, the Plan, as herein amended and restated effective January 1, 2001, applies to those employees who are actively employed by the Company on January 1, 2001, and who have been designated for participation by the Committee. Except as expressly provided herein, distribution of benefits to an employee who retired from or terminated employment with the Company prior to January 1, 2001, shall be governed by the terms of the Plan as in effect on the date of the employee's retirement or termination of employment.

    The Plan, as hereby amended and restated, is subject to shareholder approval at the 2001 annual meeting of shareholders of the Company. In the event that shareholder approval is not obtained, the Plan as hereby amended and restated will be null and void, and the Plan as in effect on December 31, 2000 shall continue.

ARTICLE I. DEFINITIONS AND CONSTRUCTION

  Section 1.01. Definitions.

    The following terms have the meanings indicated below unless the context in which the term is used clearly indicates otherwise:

    (a) Account: The record keeping account or accounts maintained to record the interest of each Participant under the Plan. An Account is established for record keeping purposes only and not to reflect the physical segregation of assets on the Participant's behalf, and may consist of such subaccounts or balances as the Committee may determine to be necessary or appropriate.

    (b) Act: The Securities Act of 1933, as interpreted by regulations and rules issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Act shall be deemed to include reference to any successor provision thereto.

    (c) Annual Bonus Deferral: See Section 1.01(l)(ii).

    (d) Available Investment Option: See Section 5.01(a).

    (e) Base Compensation: The base salary or wage payable by a Participating Employer for services performed prior to reduction for contributions by the Participant to this Plan or pre-tax or after-tax contributions by the Participant to any other employee benefit plan maintained by a Participating Employer, but exclusive of extraordinary payments such as overtime, bonuses, meal allowances, reimbursed expenses, termination pay, moving pay, commuting expenses, severance pay, non-elective deferred compensation payments or accruals, stock options, the value of employer-provided fringe benefits or coverage, all as determined in accordance with such uniform rules, regulations or standards as may be prescribed by the Committee.

     (f) Base Compensation Deferral: See Section 1.01(l)(i).

    (g) Beneficiary: The person or entity designated by a Participant to be his beneficiary for purposes of this Plan. If a Participant designates his spouse as a beneficiary, such beneficiary designation automatically shall become null and void on the date of the Participant's divorce or legal separation from such spouse. If a valid designation of Beneficiary is not in effect at time of the Participant's death, the estate of the Participant is deemed to be the sole Beneficiary. If a Beneficiary dies while entitled to receive distributions from the Plan, any remaining payments shall be paid to the estate of the

Beneficiary. Beneficiary designations shall be in writing, filed with the Committee, and in such form as the Committee may prescribe for this purpose.

    (h) Board: The Board of Directors of the Company.

     (i) Code: The Internal Revenue Code of 1986, as interpreted by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Code shall be deemed to include reference to any successor provision thereto.

     (j) Committee: The Compensation and Nominating Committee of the Board.

    (k) Company: WPS Resources Corporation, or any successor corporation.

     (l) Deferral: An amount credited, in accordance with a Participant's election, to the Participant's Account under the Plan in lieu of the current payment of an equal amount of cash compensation to the Participant.

    (i)
    Base Compensation Deferral: A Deferral of a portion of a Participant's Base Compensation in accordance with Section 2.01.

    (ii)
    Annual Bonus Deferral: A Deferral of all or a portion of a Participant's annual bonus award in accordance with Section 2.02.

    (iii)
    LTIP Deferral: A Deferral of all or a portion of a Participant's performance share award under the WPS Resources Corporation 2001 Omnibus Incentive Compensation Plan, in accordance with Section 2.03.

    (m) ERISA: The Employee Retirement Income Security Act of 1974, as interpreted by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of ERISA shall be deemed to include reference to any successor provision thereto.

    (n) Exchange Act: The Securities Exchange Act of 1934, as interpreted by regulations and rules issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Exchange Act shall be deemed to include reference to any successor provision thereto.

    (o) Investment Options: The hypothetical investment accounts described in Article IV and such other investment options as the Committee may from time to time determine (which may, but need not, be based upon one or more of the investment options available under the Wisconsin Public Service Corporation Administrative Employees Savings Plan).

    (p) Investment Period: See Section 5.01(e).

    (q) LTIP Deferral: See Section 1.01(l)(iii).

    (r) Participant: Subject to Section 2.02, a common law employee of a Participating Employer who has been designated by the Committee as being eligible to participate in this Plan and, where the context so requires, a former employee entitled to receive a benefit hereunder.

    (s) Participating Employer: The Company and any direct or indirect subsidiary of the Company that, with the consent of the Committee, participates in the Plan for the benefit of one or more Participants.

     (t) Stock Unit Accounts: The Incentive Stock Unit Account described in Section 4.03 and the Base Stock Unit Account described in Section 4.04.

    (u) Trust: The WPS Resources Corporation Deferred Compensation Trust or other funding vehicle which may from time to time be established, as amended and in effect from time to time.

    (v) WPS Resources Stock: The common stock, $1.00 par value, of the Company.

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    (w) WPS Resources Stock Units: The hypothetical shares of WPS Resources Stock that are credited to the Stock Unit Accounts in accordance with Sections 4.03 and 4.04.

  Section 1.02. Construction and Applicable Law.

    (a) Wherever any words are used in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are use in the singular or the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply. Titles of articles and sections are for general information only, and the Plan is not to be construed by reference to such items.

    (b) This Plan is intended to be a plan of deferred compensation maintained for a select group of management or highly compensated employees as that term is used in ERISA, and shall be interpreted so as to comply with the applicable requirements thereof. In all other respects, the Plan is to be construed and its validity determined according to the laws of the State of Wisconsin to the extent such laws are not preempted by federal law. In case any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, but the Plan shall, to the extent possible, be construed and enforced as if the illegal or invalid provision had never been inserted.

ARTICLE II. PARTICIPATION

  Section 2.01. Eligibility.

    A Participant shall be eligible to participate in the Plan only if the Participant is employed by a Participating Employer and if the Participant has been designated for participation by the Committee.

  Section 2.02. Certain Transfers of Employment.

    If directed by the Committee, a Participant whose employment is transferred to a corporation or other entity (the "Transferee Employer") that is not a Participating Employer, but in which the Company or an affiliate of the Company holds an ownership interest, then until the earliest to occur of (a) the date on which the Participant ceases to be employed by such Transferee Employer, (b) the date on which the Company or an affiliate of the Company no longer holds an ownership interest in the Transferee Employer, or (c) such other date determined by the Committee, the Participant shall be treated as if he or she were still actively employed by a Participating Employer. The foregoing rule shall apply only for the purpose of determining whether the Participant has terminated employment for purposes of the distribution provisions of Article VI; it shall not apply, and the Participant shall not be entitled to make additional Deferrals, with respect to remuneration attributable to services rendered with the Transferee Employer. The Committee may promulgate such additional rules as may be necessary or desirable in connection with any such transfer of employment.

ARTICLE III. DEFERRALS OF COMPENSATION

  Section 3.01. Deferrals Of Base Compensation.

    (a) Initial Deferral Election. A Participant may elect, in such form and manner as the Committee may prescribe, to defer payment of a portion of the Base Compensation that would otherwise be paid to the Participant. A Participant's election shall specify the percentage (in increments of 1% to a maximum of 75% or such lesser amount or percentage as may be established by the Committee) of the Participant's Base Compensation that the Participant wishes to defer. A validly executed election shall become effective with respect to Base Compensation earned by the Participant in the first payroll period that commences on or after the date on which the Participant's deferral election is received and accepted by the Committee, or as soon thereafter as practicable. A Participant's deferral election, once

3

effective, shall remain in effect until modified by the Participant in accordance with subsection (b) below or otherwise revoked in accordance with Plan rules.

    (b) Revised Deferral Election. A Participant may modify his then current deferral election by filing a revised election form, properly completed and signed, with the Committee. A validly executed revised election will be effective with respect to Base Compensation earned by the Participant with the first payroll period commencing on or after the date on which the Participant's revised deferral election is received and accepted by the Committee, or as soon thereafter as practicable. A Participant's revised deferral election, once effective, shall remain in effect until again modified by the Participant under this subsection (b) or otherwise revoked in accordance with Plan rules.

  Section 3.02. Deferrals of Annual Bonus Awards.

    (a) Election of Bonus Deferrals. A Participant may irrevocably elect, in such form and manner as the Committee may prescribe, to defer payment of a portion of the annual cash bonus that is awarded and that would otherwise be paid to the Participant with respect to any year. A Participant's election shall specify the percentage (in increments of 1% to a maximum of 100% or such lesser amount or percentage as may be established by the Committee) of the Participant's annual cash bonus that the Participant wishes to defer. A validly executed election shall become effective with respect to the annual bonus that may be awarded to the Participant with respect to a calendar year if the Participant's deferral election is received and accepted by the Committee on or before April 1 of that calendar year or within such other period as the Committee may establish; provided that the Participant's deferral election with respect to the 2001 annual bonus (that would otherwise be paid in 2002) may be submitted within 45 days following the date on which shareholders of the Company approve the Plan at the Company's 2001 annual meeting, or within such other period as the Committee may establish. A Participant's election to defer an annual bonus award shall be effective only for the year to which the election relates, and shall not carry over from year to year.

  Section 3.03. Deferral of LTIP Performance Share Awards.

    A Participant may irrevocably elect, in such form and manner as the Committee may prescribe, to defer payment of a portion of any performance shares awarded to the Participant under the WPS Resources Corporation 2001 Onmibus Incentive Compensation Plan. A Participant's election shall specify the whole number of performance shares (up to 100% of such shares or such lesser number or percentage as may be established by the Committee) of the Participant's award that the Participant wishes to defer. A validly executed election shall become effective with respect to performance shares to be earned by the Participant with respect to any performance period under the WPS Resources Corporation 2001 Omnibus Incentive Compensation Plan if the Participant's deferral election is received and accepted by the Committee on or before April 1 of the calendar year in which the performance period begins, or within such other period as the Committee may establish; provided that the Participant's deferral election with respect to the performance period that begins in 2001 may be submitted within 45 days following the date on which shareholders of the Company approve the Plan at the Company's 2001 annual meeting, or within such other period as the Committee may establish. A Participant's election to defer a performance share award shall be effective only for the performance period to which the election relates, and a Participant's election does not carry over from performance period to performance period. A Participant's LTIP Deferral will be automatically credited to the Participant's Incentive Stock Unit Account.

  Section 3.04. Matching Contribution Credits.

    (a) Allocation of Credits. A Participant who is a participant in the Wisconsin Public Service Corporation Administrative Employees' Savings Plan ("Savings Plan") and who makes Base Compensation Deferrals and/or Annual Bonus Deferrals under this Plan shall be entitled to a matching

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contribution credit, determined as of December 31 of each year, equal to the difference (if any) between:

    (i)
    The value of the matching contribution that the Participant would have received under the Savings Plan, if Base Compensation Deferrals and Annual Bonus Deferrals made by the Participant under this Plan were instead treated as "compensation" under the Savings Plan for purposes of applying the Participant's deferral election under the Savings Plan; provided that all limits and restrictions otherwise imposed under the Savings Plan, including the maximum compensation limit under Section 401(a)(17) of the Code, shall continue to apply; and

    (ii)
    The value of the matching contribution actually received by the Participant for that year under the Savings Plan.

    (b) Investment of Credits. A Participant's matching contribution credit will be automatically credited to the Participant's Incentive Stock Unit Account.

  Section 3.05. Involuntary Termination of Deferral Elections.

    A Participant's deferral elections shall be automatically revoked upon the Participant's termination of employment from the Participating Employers, unless the Committee determines otherwise. In addition, if the Committee determines that the Participant is no longer eligible to participate in the Plan or that revocation of a Participant's eligibility is necessary or desirable in order for the Plan to qualify under ERISA as a plan of deferred compensation for a select group of management or highly compensated employees.

ARTICLE IV. HYPOTHETICAL INVESTMENT OPTIONS

  Section 4.01. Reserve Account A.

    (a) Limited Purpose Account. Reserve Account A is limited to compensation deferred by a Participant prior to January 1, 1996, together with attributed earnings on such deferrals through December 31, 2000. Except for attributed earnings as described below, no further deferrals, contributions or credits of any kind will be made to this account on behalf of a Participant.

    (b) Crediting of Interest Equivalent. As of the end of each Plan Year, the Account will be credited with an interest equivalent on the balance in the account from time to time during the year. The annual interest equivalent will be the sum (on a non-compounded basis) of the attributed earnings for each month during the year based on the account balance as of the last day of the month. Unless modified by the Committee, the interest equivalent rate for any month will be the greater of:

    (i)
    one-half of one percent (0.5%); or

    (ii)
    one-twelfth (1/12) of the consolidated return on common shareholders' equity of the Company and all consolidated subsidiaries (ROE); provided, however, that unless the Committee determines otherwise, this Paragraph (ii) will not apply to a former Participant who terminates employment with a Participating Employer prior to attainment of age 55 and prior to the occurrence of a Change in Control (as defined in Section 8.01). For the months of April through September, ROE means the consolidated return on equity of the Company and all consolidated subsidiaries for the twelve (12) months ended on the preceding March 31 as calculated pursuant to the Company's standard accounting procedure for financial reporting to shareholders. For the months October through March, ROE means return on equity as described above for the twelve (12) months ended on the preceding September 30.

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    (c) Revised Rate. Subject to Article VIII, the Committee may revise the interest equivalent rate or the manner in which it is calculated, but in no event shall the rate be less than six percent (6%) per annum. Any such revised rate shall be effective with the calendar month following such action by the Committee.

  Section 4.02. Reserve Account B.

    (a) Availability. Reserve Account B is an Available Investment Option with respect to the deemed investment of Base Compensation Deferrals and Annual Bonus Deferrals. It is credited with earnings equivalent based upon a percentage of the Company's return on equity for the year.

    (b) Crediting of Interest Equivalent. As of the end of each calendar quarter, the account will be credited with an interest equivalent on the balance in the account from time to time during the year. The quarterly interest equivalent will be the sum (on a non-compounded basis) of the attributed earnings for each month during the quarter based on the account balance as of the last day of each month. Unless modified by the Committee, the interest equivalent rate for any month will be the greater of:

    (i)
    one-half of one percent (0.5%); or

    (ii)
    seventy percent (70%) of one-twelfth (1/12) of the consolidated return on common shareholders equity of the Company and all consolidated subsidiaries (ROE); provided, however, that unless the Committee determines otherwise, this Paragraph (ii) will not apply to a former Participant who terminates employment with a Participating Employer prior to attainment of age 55 and prior to the occurrence of a Change in Control (as defined in Section 8.01). For the months of April through September, ROE means the consolidated return on equity of the Company and all consolidated subsidiaries for the twelve (12) months ended on the preceding March 31 as calculated pursuant to the Company's standard accounting procedure for financial reporting to shareholders. For the months October through March, ROE means return on equity as described above for the twelve (12) months ended on the preceding September 30.

    (c) Revised Rate. Subject to Article VIII, the Committee may revise the interest equivalent rate or the manner in which it is calculated, but in no event shall the rate be less than six percent (6%) per annum. Any such revised rate shall be effective with the calendar month following such action by the Committee.

  Section 4.03. Incentive Stock Unit Account.

    (a) Limited Purpose "Buy Only" Account. The Incentive Stock Unit Account is a "buy only" account limited to (i) Annual Bonus Deferrals that the Participant elects to be credited to the Incentive Stock Unit Account in accordance with Section 5.01(c), (ii) LTIP Deferrals pursuant to Section 3.03, and (iii) matching contribution credits pursuant to Section 3.04.

    (b) Conversion to WPS Stock Units. As of the end of each month, all eligible Deferrals made by or on behalf of a Participant during that month and allocated to the Incentive Stock Unit Account and, for the month of December, all of a Participant's matching contribution credits under Section 3.04 (the "Incentive Stock Unit Convertible Amount") are converted, for record keeping purposes, into whole and fractional WPS Resources Stock Units, with fractional units calculated to four decimal places. The conversion shall be accomplished by dividing each Participant's Incentive Stock Unit Convertible Amount by the average purchase price of all shares of WPS Resources Stock purchased during that month by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan. Likewise, any dividends that would have been payable on the WPS Resources Stock Units credited to a Participant's Incentive Stock Unit Account had such Units been actual shares of WPS Resources Stock

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shall be converted, for record keeping purposes, into whole and fractional WPS Resources Stock Units based on the average purchase price of all shares of WPS Resources Stock purchased by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan during the month in which the dividend is paid. Notwithstanding the foregoing, if for any month there are no open-market purchases by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan, the conversion shall be accomplished based upon the closing price of a share of WPS Resources Stock on the last date on the applicable month on which a share of WPS Resources Stock was traded, as reported in the Wall Street Journal's New York Stock Exchange Composite Transaction listing.

  Section 4.04. Base Stock Unit Account.

    (a) Availability. The Base Stock Unit Account is an Available Investment Option with respect to the deemed investment of Base Compensation Deferrals.

    (b) Conversion to WPS Stock Units. As of the end of each month, all eligible Deferrals made by or on behalf of a Participant during that month and allocated to the Base Stock Unit Account (the "Base Stock Unit Convertible Amount") are converted, for record keeping purposes, into whole and fractional WPS Resources Stock Units, with fractional units calculated to four decimal places. The conversion shall be accomplished by dividing each Participant's Base Stock Unit Convertible Amount by the average purchase price of all shares of WPS Resources Stock purchased during that month by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan. Likewise, any dividends that would have been payable on the WPS Resources Stock Units credited to a Participant's Base Stock Unit Account had such Units been actual shares of WPS Resources Stock shall be converted, for record keeping purposes, into whole and fractional WPS Resources Stock Units based on the average purchase price of all shares of WPS Resources Stock purchased by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan during the month in which the dividend is paid. Notwithstanding the foregoing, if for any month there are no open-market purchases by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan, the conversion shall be accomplished based upon the closing price of a share of WPS Resources Stock on the last date on the applicable month on which a share of WPS Resources Stock was traded, as reported in the Wall Street Journal's New York Stock Exchange Composite Transaction listing.

    (c) Conversion from WPS Stock Units. If a Participant elects under Section 5.01(f) to reallocate all or any portion of his Base Stock Unit Account among the other Available Investment Options, the WPS Resources Stock Units to which such election relates shall be converted, for record keeping purposes, into an amount equal to the product of such units and the closing price of a share of WPS Resources Stock, on the most recent date prior to the effective date of such reallocation on which a share of WPS Resources Stock was traded, as reported in the Wall Street Journal's New York Stock Exchange Composite Transaction listing.

    (d) Securities Law Restrictions. Notwithstanding anything to the contrary herein, all elections under Section 5.01(f) by a Participant who is subject to Section 16 of the Exchange Act are subject to review by the Committee prior to implementation. Further, the following reallocation transactions under Section 5.01(f) by a Participant who is subject to Section 16 of the Exchange Act are prohibited: (i) elections to reallocate the deemed investment of the affected Participant's Account into WPS Resources Stock Units within six (6) months of an election to reallocate deemed investments out of WPS Resources Stock Units; and (ii) elections to reallocate the deemed investment of the affected Participant's Account out of WPS Resources Stock Units within six (6) months of an election to reallocate deemed investments into WPS Resources Stock Units (collectively, "Prohibited Transactions"). All Prohibited Transactions are void. In accordance with Section 9.02, the Committee may restrict additional transactions, or impose other rules and procedures, to the extent deemed desirable by the Committee in order to comply with the Exchange Act.

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ARTICLE V. ACCOUNTING AND HYPOTHETICAL INVESTMENT ELECTIONS

  Section 5.01. Hypothetical Investment of Participant Accounts.

    (a) Available Investment Options.

    (i)
    For purposes of directing the deemed investment of Base Compensation Deferrals under subsection (b) below and for purposes of reallocating the deemed investment of the Participant's Account under subsection (f) below, the Available Investment Options shall be all of the Investment Options other than Reserve Account A and the Incentive Stock Unit Account.

    (ii)
    For purposes of directing the deemed investment of Annual Bonus Deferrals under subsection (c) below, the Available Investment Options shall be all of the Investment Options other than Reserve Account A and the Base Stock Unit Account.

    (b) Deemed Investment of Base Compensation Deferrals. In accordance with uniform rules prescribed by the Committee, each Participant shall designate, in writing or in such other manner as the Committee may prescribe, how Base Compensation Deferrals made while the designation is in effect are credited among the Available Investment Options. When selecting more than one Available Investment Option, the Participant shall designate, in whole multiples of 10% or such other percentage determined by the Committee, the percentage of his or her Base Compensation Deferrals to be credited to each Available Investment Option. If the Participant fails to make a timely and complete investment designation, he or she shall be deemed to have elected that 100% of his or her Base Compensation Deferrals be credited to Reserve Account B or such other of the Available Investment Options specified by the Committee for this purpose. A Participant's election or deemed election shall become effective beginning with the first payroll period commencing on or after the date on which the election is received and accepted by the Committee, and shall remain in effect unless and until modified by a subsequent election that becomes effective in accordance with the rules of this subsection.

    (c) Deemed Investment of Annual Bonus Deferrals. In accordance with uniform rules prescribed by the Committee, each Participant shall designate, in writing or in such other manner as the Committee may prescribe, how Annual Bonus Deferrals made while the designation is in effect are credited among the Available Investment Options. When selecting more than one Available Investment Option, the Participant shall designate, in whole multiples of 10% or such other percentage determined by the Committee, the percentage of his or her Annual Bonus Deferrals to be credited to each Available Investment Option; provided, that with respect to any portion of the Annual Bonus Deferral that the Participant allocates to the Incentive Stock Unit Account, the amount allocated to such account will be 105% of the amount designated by the Participant for deferral into the Incentive Stock Unit Account. If the Participant fails to make a timely and complete investment designation, he or she shall be deemed to have elected that 100% of his or her Annual Bonus Deferral be credited to Reserve Account B or such other Investment Option specified by the Committee for this purpose. A Participant's election or deemed election shall become effective with respect to annual bonus amounts awarded on or after the date on which the election is received and accepted by the Committee, and shall remain in effect unless and until modified by a subsequent election that becomes effective in accordance with the rules of this subsection.

    (d) Deemed Investment of LTIP Deferrals. LTIP Deferrals under Section 3.03 and matching contribution credits under Section 3.04 are credited to the Incentive Stock Unit Account. The Participant is not permitted to make an investment election with respect to LTIP Deferrals and matching contribution credits.

    (e) Allocation of Deemed Investment Gain or Loss. On a quarterly basis or such other basis as the Committee may prescribe (the "Investment Period"), the Account of each Participant will be credited

8

(or charged) based upon the investment gain (or loss) that the Participant would have realized with respect to his or her Account had the Account been invested in accordance with the terms of the Plan and where applicable, the Participant's written election. Subject to the special rules set forth in Article IV with respect to Reserve Account A, Reserve Account B, the Incentive Stock Unit Account and the Base Stock Unit Account, the credit (or charge) shall be the sum, separately calculated for each of the Investment Options, of the product obtained by multiplying (i) the portion (if any) of the Participant's Account as of the first day of the Investment Period that is deemed to have been invested in each Investment Option, and (ii) the rate of return experienced by that Investment Option during the Investment Period. The Committee, in its discretion, may prescribe alternate rules for the valuation of Participant Accounts, including, without limitation, the application of unit accounting principles.

     (f) Reallocation of Account. Subject to Section 4.04(d), and in accordance with rules prescribed by the Committee, each Participant may elect to reallocate his or her Account (other than the portion deemed to be invested in Reserve Account A or the Incentive Stock Unit Account) among the Available Investment Options. When selecting more than one Investment Option, the Participant shall designate, in whole multiples of 10% or such other percentage determined by the Committee, the percentage of his or her Account (other than the portion that is deemed to be invested in Reserve Account A or the Incentive Stock Unit Account) that is deemed to be invested in each Available Investment Option after the investment reallocation is given effect. A Participant's reallocation election made in any Investment Period shall become effective on the first day of the next Investment Period, or as soon thereafter as is practicable, and shall remain in effect unless and until modified by a subsequent election that becomes effective in accordance with the rules of this subsection. Other than a reallocation of a Participant's Account pursuant to a revised investment election submitted by the Participant, the deemed investment allocation of a Participant will not be adjusted to reflect differences in the relative investment return realized by the various hypothetical Investment Options that the Participant has designated.

    (g) The foregoing provisions of this Section shall be effective on the first day of the month coincident with or next following the date on which shareholders of the Company approve the Plan as hereby amended and restated, or as soon thereafter as is practicable. Prior to implementation of the terms and conditions of this Section, a Participant's Account shall be credited with hypothetical investment gain or loss in accordance with the terms of the Plan as in effect on December 31, 2000.

  Section 5.02. Accounts are For Record Keeping Purposes Only.

    Plan Accounts and the record keeping procedures described herein serve solely as a device for determining the amount of benefits accumulated by a Participant under the Plan, and shall not constitute or imply an obligation on the part of a Participating Employer to fund such benefits. In any event, a Participating Employer may, in its discretion, set aside assets equal to part or all of such account balances and invest such assets in Company stock, life insurance or any other investment deemed appropriate. Any such assets, including WPS Resources Stock and any other assets held under the Trust, shall be and remain the sole property of the Company and except to the extent that the Trust authorizes a Participant to direct the trustee with respect to the voting of WPS Resources Stock held in the Trust, a Participant shall have no proprietary rights of any nature whatsoever with respect to such assets.

ARTICLE VI. DISTRIBUTION OF ACCOUNTS

  Section 6.01. Distribution Election.

    (a) Election. A Participant, at the time he commences participation in the Plan, shall make a distribution election with respect to his Account. The election shall be in such form as the Committee

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may prescribe, and shall specify the distribution commencement date, the distribution period, and the distribution method applicable following the Participant's death. Any such election shall be consistent with the following rules (or where the Participant fails to make a selection, in accordance with the default rules set forth below):

    (i)
    Distribution Commencement Date. Unless the Participant has selected a later commencement date (which in no event shall be later than the first distribution period following the Participant's attainment of age 72), distribution of a Participant's Accounts will commence within 60 days following the end of the calendar year in which the Participant terminates employment or service from all Participating Employers. For purposes of this Plan, a Participant who is disabled shall be deemed to have retired or terminated at the conclusion of benefits under all disability income plans sponsored by a Participating Employer or to which a Participating Employer contributes, unless otherwise determined by the Committee. Further, a Participant who ceases employment with a Participating Employer in connection with an early retirement (reduction in force) program sponsored by the Participating Employer shall, if a participant in the Wisconsin Public Service Administrative Employees Retirement Plan, be deemed to have retired upon commencement of retirement benefits under such plan.

    (ii)
    Distribution Period. Distributions will be made in 1 to 15 annual installments, as elected by the Participant.

    (iii)
    Distribution of Remaining Account Following Participant's Death. In the event of the Participant's death, the Participant's remaining undistributed interest will be distributed to the Beneficiary designated by the Participant in either a single sum payment or in installments, as elected by the Participant. If the Participant has elected that death benefits be paid in a single sum, the payment shall be made no later than March 1 following the calendar year in which occurs the Participant's death. If the Participant has elected that death benefits be paid in installments, (A) any installments previously commenced to the Participant shall continue to the Beneficiary and (B) if installment distributions had not commenced as of the date of the Participant's death, payments over the installment period elected by the Participant shall commence to the Beneficiary no later than March 1 following the calendar year in which occurs the Participant's death.

    (b) Effectiveness of Election. A distribution election shall be deemed made only when it is received and accepted as complete by the Committee, and shall remain in effect until modified by the Participant in accordance with Section 6.02 below or otherwise revoked in accordance with Plan rules.

  Section 6.02. Modified Distribution Election.

    A Participant may from time to time modify his distribution election by filing a revised distribution election, properly completed and signed, with the Committee. However, a revised distribution election will be given effect only if the Participant remains employed by a Participating Employer for twelve (12) consecutive months following the date that the revised election is received and accepted as complete by the Committee.

  Section 6.03. Calculation of Annual Distribution Amount.

    (a) Pre-2001 Retirees. For any Participant whose retirement or termination date is prior to January 1, 2001, distribution of the Participant's Account will be calculated and made under the distribution provisions of the Plan applicable to the Participant on the date of the Participant's retirement or termination of employment.

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  (b)
  Post-2000 Retirees. For a Participant who retires or terminates employment after December 31, 2000, the annual distribution amount, unless the Committee specifies a different or alternate method, shall be calculated as follows:

  (i)
  The annual distribution amount for the Participant's Account, other than the portion of the Account that is deemed to be invested in the Stock Unit Accounts (the "Distributable Account"), shall be determined by dividing (A) the aggregate balance in the Distributable Account as of January 1 of the year for which the distribution is being made, by (B) the number of installment payments remaining to be made under the distribution period selected by the Participant. Distributions shall be made in cash. The amount of any distribution under this Paragraph (i) will be charged pro-rata against the Participant's interest in each Investment Option comprising the Distributable Account. Notwithstanding the foregoing, the last installment payment of the Distributable Account shall be adjusted to take into account deemed investment gains or losses for the period between the January 1 valuation date and the date of actual payment according to such methods and procedures adopted by the Committee.

  (ii)
  The annual distribution amount for each of the Stock Unit Accounts shall be determined on a share basis by dividing (A) the number of WPS Resources Stock Units credited to the relevant Stock Unit Account as of January 1 of the year for which the distribution is being made (subject to subsequent adjustment under Section 7.01), by (B) the number of installment payments remaining to be made under the distribution period selected by the Participant, and then rounding the quotient obtained for all but the final installment to the next lowest whole number of WPS Resources Stock Units. The Committee will then direct that the Participant receive shares of WPS Resources Stock and/or cash equal to the annual distribution amount. For any portion of the distribution that the Committee directs be satisfied by making a cash payment to the Participant, the cash payment shall be determined by multiplying the annual distribution amount (or the portion of the annual distribution amount being satisfied in cash) by the closing price of WPS Resources Stock on January 21 of the year in which the distribution is being made, as such share price is reported in the Wall Street Journal's New York Stock Exchange Composite Transactions listing. If January 21 falls on a Saturday, Sunday or holiday, the calculation of the cash portion of the distributions will be made based upon the closing price as reported for the immediately preceding business day. The amount of any distribution under this Paragraph (ii) will be charged pro-rata against the Participant's interest in the Incentive Stock Unit Account and the Base Stock Unit Account.

  Section 6.04. Time of Distribution.

    Subject to the provisions of Sections 7.01 and 8.02, each distribution of WPS Resources Stock made to a Participant (or Beneficiary) shall be distributed on January 22 (or if January 22 falls on a Saturday, Sunday or holiday, the immediately following business day). For distribution and tax reporting purposes, the value of WPS Resources Stock distributed shall equal the number of shares distributed multiplied by the closing price of WPS Resources Stock on January 21 (or if January 21 falls on a Saturday, Sunday or holiday, the immediately preceding business day) of the year in which the distribution is being made as reported in the Wall Street Journal's New York Stock Exchange Composite Transaction listing. The cash portion of any distribution will be made no later than March 1 of the year for which the distribution is being made.

  Section 6.05. Other Distribution Rules.

    (a) Limit on Shares. Subject to adjustment as provided in subsection (c) below, the total number of authorized but previously unissued shares of WPS Resources Stock which may be distributed to

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Participants or Beneficiaries pursuant to the Plan shall be one hundred fifty thousand (150,000), which number shall not be reduced by or as a result of (i) any cash distributions pursuant to the Plan or (ii) the distribution to Participants or Beneficiaries pursuant to the Plan of any outstanding shares of WPS Resources Stock purchased by or on behalf of the Trust.

    (b) Tax Withholding. The amount actually distributed to the Participant will be reduced by applicable income tax withholding. Unless the Participant has made a contrary election, income tax on the entire annual distribution amount will be withheld from the cash portion of the distribution, and WPS Resources Stock will be used to satisfy withholding obligations only to the extent that the cash portion of the distribution is insufficient for this purpose.

    (c) Adjustments to Stock. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company or a Participating Employer affecting WPS Resources Stock, such adjustment shall be made in the number and class of shares which may be distributed pursuant to the Plan as may be determined to be appropriate and equitable by the Committee in its sole discretion.

ARTICLE VII. RULES WITH RESPECT TO WPS RESOURCES STOCK
AND WPS RESOURCES STOCK UNITS

  Section 7.01. Transactions Affecting WPS Resources Stock.

    In the event of any merger, share exchange, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure of the Company or a Participating Employer affecting WPS Resources Stock, the Committee may make appropriate equitable adjustments with respect to the WPS Resources Stock Units (if any) credited to the Stock Unit Accounts of each Participant, including without limitation, adjusting the date as of which such units are valued and/or distributed, as the Committee determines is necessary or desirable to prevent the dilution or enlargement of the benefits intended to be provided under the Plan.

  Section 7.02. No Shareholder Rights With Respect to WPS Resources Stock Units.

    Participants shall have no rights as a stockholder pertaining to WPS Resources Stock Units credited to their Accounts. No WPS Resources Stock Unit nor any right or interest of a Participant under the Plan in any WPS Resources Stock Unit may be assigned, encumbered, or transferred, except by will or the laws of descent and distribution. The rights of a Participant hereunder with respect to any WPS Resources Stock Unit are exercisable during the Participant's lifetime only by him or his guardian or legal representative.

ARTICLE VIII. SPECIAL RULES APPLICABLE IN THE EVENT OF A CHANGE
IN CONTROL OF THE COMPANY

  Section 8.01. Definitions.

    For purposes of this Article VIII, the following terms shall have the following respective meanings:

    (a) An "Affiliate" of, or a person "affiliated" with, a specified person is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified and the term "Associate" used to indicate a relationship with any person, means (i) any corporation or organization (other than the registrant or a majority-owned subsidiary of the registrant) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the registrant or any of its parents or subsidiaries.

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    (b) A person shall be deemed to be the "Beneficial Owner" of any securities:

    (i)
    which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or under-standing, or upon the exercise of conversion rights, exchange rights, or other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or (B) securities issuable upon exercise of Rights pursuant to the terms of the Company's Rights Agreement with Firstar Trust Company, dated as of December 12, 1996, as amended from time to time (or any successor to such Rights Agreement) at any time before the issuance of such securities;

    (ii)
    which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

    (iii)
    which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Paragraph (ii) above) or disposing of any voting securities of the Company.

    (c) A "Change in Control" shall be deemed to have occurred if:

    (i)
    any Person (other than any employee benefit plan of the Company or of any subsidiary of the Company, any Person organized, appointed or established pursuant to the terms of any such benefit plan or any trustee, administrator or fiduciary of such a plan) is or becomes the Beneficial Owner of securities of the Company representing at least 30% of the combined voting power of the Company's then outstanding securities;

    (ii)
    one-half or more of the members of the Board are not Continuing Directors;

    (iii)
    there shall be consummated any merger, consolidation, or reorganization of the Company with any other corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are owned by the former shareholders of the Company other than a shareholder who is an Affiliate or Associate of any party to such consolidation or merger;

    (iv)
    there shall be consummated any merger of the Company or share exchange involving the Company in which the Company is not the continuing or surviving corporation other than a merger of the Company in which each of the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

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    (v)
    there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a Person which is not a wholly owned subsidiary of the Company; or

    (vi)
    the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

    (d) "Continuing Directors" means (i) any member of the Board of Directors of the Company who was a member of such Board on May 1, 1997, (ii) any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on such Board, and (iii) additional directors elected by a majority of the Continuing Directors then on such Board.

    (e) "Person" means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

  Section 8.02. Amendments in Connection with a Change in Control.

    (a) Board Authority to Amend or Terminate Plan. Prior to the occurrence of a Change in Control, the Board may exercise its authority under Section 9.06, including, to the extent deemed necessary or desirable by the Board in anticipation of a Change in Control, any of the following actions:

    (i)
    The Board may amend the Plan to eliminate WPS Resources Stock Units and cause the value of such units as of the Amendment Date (such value to be determined under Section 4.04(c)) to be reallocated to Reserve Account B. The term "Amendment Date" means the date on which an amendment to the Plan is validly adopted or the date on which the amendment is or purports to be effective, whichever is later.

    (ii)
    The Board may terminate the Plan and require that all benefits accrued to the date of termination (or such later date as the Board specifies) be distributed to Participants (or Beneficiaries), in a single sum regardless of a Participant's prior election as to the form and timing of benefit payments.

    (b) Automatic Amendments. Unless terminated by the Board pursuant to subsection (a)(ii), the Plan shall automatically be amended upon a Change in Control to provide that:

    (i)
    the rate of interest equivalent to be credited with respect to Reserve Account A for each month following the Change in Control shall be the greater of (A) the rate of interest equivalent otherwise applicable with respect to Reserve Account A if such amount were calculated based upon the consolidated return on common shareholders equity of the Company (including for this purpose any successor corporation that is the survivor of a merger with the Company or any successor to that corporation) and all subsidiaries, and (B) a rate equal to two (2) percentage points above the prime lending rate at Firstar Bank, N.A. (or any successor thereto) as of the last business day of that month; and

    (ii)
    the rate of interest equivalent to be credited with respect to Reserve Account B for each month following the Change in Control shall be the greater of (A) the rate of interest equivalent otherwise applicable with respect to Reserve Account B if such amount were calculated based upon the consolidated return on common shareholders equity of the Company (including for this purpose any successor corporation that is the survivor of a merger with the Company or any successor to that corporation) and all subsidiaries, and (B) a rate equal to two (2) percentage points above the prime lending rate at Firstar Bank, N.A. (or any successor thereto) as of the last business day of that month. The minimum rate of interest equivalent under clause (B) shall cease to apply on the third anniversary of the Change in Control in the event that the Participant is actively employed by the Company (or any subsidiary or affiliate of the Company) on such date.

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    (c) Prohibition on Certain Amendments. Notwithstanding the foregoing, on or after the effective date of a Change in Control, the Board or Company may not, without the written consent of the affected Participant (or in the case of a deceased Participant, the Participant's Beneficiary) amend the Plan or take an action to terminate the Plan that would:

    (i)
    Result in a decrease in the number of, or a change in the type of, Available Investment Options that were made available under the Plan immediately prior to the Change of Control; or

    (ii)
    Cause the Accounts to be valued under Section 5.01(e) less frequently than quarterly; or

    (iii)
    Impair or otherwise limit a Participant's rights to reallocate his Accounts under Section 5.01(f) as in effect on the date immediately prior to the Change in Control; or

    (iv)
    Decrease the interest rate credited under Reserve Account A or Reserve Account B as determined pursuant to subsection (b) above, except as specifically provided therein; or

    (v)
    Eliminate the distribution options made available under Section 6.02 or otherwise terminate any distribution elections then in effect.

  Section 8.03. Maximum Payment Limitation.

    (a) Limit on Payments. Except as provided in subsection (b) below, if any portion of the payments or benefits described in this Plan or under any other agreement with or plan of the Company (in the aggregate, "Total Payments"), would constitute an "excess parachute payment", then the Total Payments to be made to the Participant shall be reduced such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be one dollar ($1) less than the maximum amount which the Participant may receive without becoming subject to the tax imposed by Section 4999 of the Code or which the Company may pay without loss of deduction under Section 280G(a) of the Code; provided that this Section shall not apply in the case of a Participant who has in effect a valid employment contract providing that the Total Payments to the Participant shall be determined without regard to the maximum amount allowable under Section 280G of the Code. The terms "excess parachute payment" and "parachute payment" shall have the meanings assigned to them in Section 280G of the Code, and such "parachute payments" shall be valued as provided therein. Present value shall be calculated in accordance with Section 280G(d)(4) of the Code. Within forty (40) days following delivery of notice by the Company to the Participant of its belief that there is a payment or benefit due the Participant which will result in an excess parachute payment as defined in Section 280G of the Code, the Participant and the Company, at the Company's expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel selected by the Company's independent auditors and acceptable to the Participant in his sole discretion (which may be regular outside counsel to the Company), which opinion sets forth (A) the amount of the Base Period Income, (B) the amount and present value of Total Payments and (C) the amount and present value of any excess parachute payments determined without regard to the limitations of this Section. As used in this Section, the term "Base Period Income" means an amount equal to the Participant's "annualized includible compensation for the base period" as defined in Section 280G(d)(1) of the Code. For purposes of such opinion, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code, which determination shall be evidenced in a certificate of such auditors addressed to the Company and the Participant. Such opinion shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such opinion determines that there would be an excess parachute payment, the payments hereunder that are includible in Total Payments or any other payment or benefit determined by such counsel to be includible in Total Payments shall be reduced or eliminated as specified by the Participant in writing delivered to the Company within thirty days of his receipt of such opinion or, if the Participant fails to so notify the Company, then as the Company shall reasonably determine, so that under the bases of

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calculations set forth in such opinion there will be no excess parachute payment. If such legal counsel so requests in connection with the opinion required by this Section, the Participant and the Company shall obtain, at the Company's expense, and the legal counsel may rely on in providing the opinion, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant. If the provisions of Sections 280G and 4999 of the Code (or any successor provisions) are repealed without succession, then this Section shall be of no further force or effect.

    (b) Employment Contract Governs. The provisions of subsection (a) above shall not apply to a Participant whose employment is governed by an employment contract that provides for Total Payments in excess of the limitation described in subsection (a) above.

  Section 8.04. Resolution of Disputes.

    If, after a Change in Control, (a) a dispute arises with respect to the enforcement of the Participant's rights under the Plan, or (b) any legal proceeding shall be brought to enforce or interpret any provision contained in the Plan or to recover damages for breach of the Plan, in either case so long as the Participant is not acting in bad faith or otherwise pursuing a course of action that a reasonable person would determine to be frivolous, the Participant shall recover from the Company any reasonable attorneys' fees and necessary costs and disbursements incurred as a result of such dispute or legal proceeding ("Expenses"), and prejudgment interest on any money judgment obtained by the Participant calculated at the rate of interest announced by Firstar Bank Milwaukee, Milwaukee, Wisconsin (or any successor thereto), from time to time as its prime or base lending rate from the date that payments to the Participant should have been made under this Plan. Within ten (10) days after the Participant's written request therefor, the Company shall pay to the Participant, or such other person or entity as the Participant may designate in writing to the Company, the Participant's Expenses in advance of the final disposition or conclusion of any such dispute or legal proceeding. In the case of a deceased Participant, this Section shall apply with respect to the Participant's Beneficiary or estate.

ARTICLE IX. GENERAL PROVISIONS

  Section 9.01. Administration.

    The Committee shall administer and interpret the Plan and supervise preparation of Participant elections, forms, and any amendments thereto. To the extent necessary to comply with applicable conditions of Rule 16b-3, the Committee shall consist of not less than two members of the Board, each of whom is also a director of the Company and qualifies as a "non-employee director" for purposes of Rule 16b-3. If at any time the Committee shall not be in existence or not be composed of members of the Board who qualify as "non-employee directors", then all determinations affecting Participants who are subject to Section 16 of the Exchange Act shall be made by the full Board, and all determinations affecting other Participants shall be made by the Board or an officer of the Board. The Committee may, in its discretion, delegate any or all of its authority and responsibility; provided that the Committee shall not delegate authority and responsibility with respect to non-ministerial functions that relate to the participation by Participants who are subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised. To the extent of any such delegation, any references herein to the Committee shall be deemed references to such delegee. Interpretation of the Plan shall be within the sole discretion of the Committee and shall be final and binding upon each Participant and Beneficiary. The Committee may adopt and modify rules and regulations relating to the Plan as it deems necessary or advisable for the administration of the Plan. If any delegee of the Committee shall also be a Participant or Beneficiary, any determinations affecting the delegee's participation in the Plan shall be made by the Committee.

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  Section 9.02. Restrictions to Comply with Applicable Law.

    (a) General Restrictions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of WPS Resources Stock under the Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. In addition, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. The Committee shall administer the Plan so that transactions under the Plan will be exempt from Section 16 of the Exchange Act, and shall have the right to restrict any transaction, or impose other rules and requirements, to the extent it deems necessary or desirable for such exemption to be met.

    (b) Restriction on Transfer. Shares of WPS Resources Stock issued under the Plan may not be sold or otherwise disposed of except (i) pursuant to an effective registration statement under the Act, or in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act; and (ii) in compliance with state securities laws. Further, as a condition to issuance of shares of WPS Resources Stock under the Plan, the Participant, his Beneficiary or his heirs, legatees or legal representatives, as the case may be, shall execute and deliver to the Company a restrictive stock transfer agreement in such form, and subject to such terms and conditions, as shall be reasonably determined or approved by the Committee, which agreement, among other things, may impose certain restrictions on the sale or other disposition of any shares of stock acquired under the Plan. The Committee may waive the foregoing restrictions, in whole or in part, in any particular case or cases or may terminate such restrictions whenever the Committee determines that such restrictions afford no substantial benefit to the Company.

    (c) Additional Restrictions; Legends. All shares of WPS Resources Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the Plan and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificates to make appropriate references to such restrictions.

  Section 9.03. Claims Procedures.

    (a) If a Participant or Beneficiary believes that he or she has not received the full benefit provided for in the Plan, the Participant or Beneficiary file a claim for benefits with the Committee. If the Committee denies the claim, the Committee shall deliver to the claimant a written explanation setting forth the specific reasons for the denial, pertinent references to the Plan section on which the denial is based, such other information as may be pertinent and a description of the procedures to be followed by the claimant in obtaining a review of his or her claim. For purposes of this paragraph, the claimant's claim shall be deemed filed when presented in writing to the Committee and the Committee's explanation shall be provided to the claimant within ninety (90) days of the date the claim is filed.

    (b) The claimant shall be provided sixty (60) days following his or her receipt of the denial of the claim to file a written request for appeal to the Committee. The claimant and his or her representative may present additional information or documents pertinent to the Committee's review. The Committee shall decide the issue on appeal, which decision shall be final, and furnish the claimant with a written decision of his or her claim on review within sixty (60) days of receipt of claimant's request for appeal. The Committee's decision shall indicate the specific reasons for the decision and the pertinent provisions of the Plan on which the decision is based. If the Committee does not furnish a written decision to the claimant within such sixty (60) day period, the claim shall be deemed denied on appeal.

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  Section 9.04. Participant Rights Unsecured.

    (a) Unsecured Claim. The right of a Participant or his Beneficiary to receive a distribution hereunder shall be an unsecured claim, and neither the Participant nor any Beneficiary shall have any rights in or against any amount credited to his Account or any other specific assets of a Participating Employer. The right of a Participant or Beneficiary to the payment of benefits under this Plan shall not be assigned, encumbered, or transferred, except by will or the laws of descent and distribution. The rights of a Participant hereunder are exercisable during the Participant's lifetime only by him or his guardian or legal representative.

    (b) Contractual Obligation. The Company may authorize the creation of a trust or other arrangements to assist it in meeting the obligations created under the Plan. However, any liability to any person with respect to the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No obligation of a Participating Employer shall be deemed to be secured by any pledge of, or other encumbrance on, any property of a Participating Employer. Nothing contained in this Plan and no action taken pursuant to its terms shall create or be construed to create a trust of any kind, or a fiduciary relationship between a Participating Employer and any Participant or Beneficiary, or any other person.

  Section 9.05. Income Tax Withholding.

    No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes, the Participant shall pay or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.

  Section 9.06. Amendment or Termination of Plan.

    There shall be no time limit on the duration of the Plan. Except as otherwise limited pursuant to Section 8.02, the Board (or where specified herein, the Committee) may at any time amend or terminate the Plan, including but not limited to modifying the terms and conditions applicable to (or otherwise eliminating) Deferrals to be made on or after the amendment or termination date; provided, however, that no amendment or termination may reduce or eliminate any Account balance accrued to the date of such amendment or termination (except as such Account balance may be reduced as a result of investment losses allocable to such Account).

  Section 9.07. Administrative Expenses.

    Costs of establishing and administering the Plan will be paid by the Participating Employers.

  Section 9.08. Effect on Other Employee Benefit Plans.

    Deferrals credited to a Participant's Account under this Plan shall not be considered "compensation" for the purpose of computing benefits under any qualified retirement plan maintained by a Participating Employer, but shall be considered compensation for welfare benefit plans, such as life and disability insurance programs sponsored by a Participating Employer, unless otherwise specifically provided by the terms of such plan.

  Section 9.09. Successors and Assigns.

    This Plan shall be binding upon and inure to the benefit of the Participating Employers, their successors and assigns and the Participants and their heirs, executors, administrators, and legal representatives.

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APPENDIX D

This Appendix is filed pursuant to General Instruction 3 to Item 10 of Rule 14(a)-101.
It has not been included in the proxy statement.

WPS RESOURCES CORPORATION

NON-EMPLOYEE DIRECTOR

DEFERRED COMPENSATION AND DEFERRED STOCK UNIT PLAN

As Amended and Restated Effective January 1, 2001

WPS RESOURCES CORPORATION
NON-EMPLOYEE DIRECTOR
DEFERRED COMPENSATION AND DEFERRED STOCK UNIT PLAN

    The WPS Resources Corporation Non-Employee Director Deferred Compensation and Deferred Stock Unit Plan (the "Plan") has been adopted to promote the best interests of WPS Resources Corporation (the "Company") and the stockholders of the Company by attracting and retaining well-qualified persons for service as non-employee directors of the Company and designated subsidiaries and affiliates. The Plan constitutes an amendment and restatement of the portion of the WPS Resources Corporation Deferred Compensation Plan that was applicable to non-employee directors.

    The Plan, as hereby adopted, is subject to shareholder approval at the 2001 annual meeting of shareholders of the Company. In the event that shareholder approval is not obtained, the portion of the WPS Resources Corporation Deferred Compensation Plan applicable to non-employee directors, as in effect on December 31, 2000, shall continue.

ARTICLE I. DEFINITIONS AND CONSTRUCTION

  Section 1.01. Definitions.

    The following terms have the meanings indicated below unless the context in which the term is used clearly indicates otherwise:

    (a) Account: The record keeping account or accounts maintained to record the interest of each Director under the Plan. An Account is established for record keeping purposes only and not to reflect the physical segregation of assets on the Director's behalf, and may consist of such subaccounts or balances as the Committee may determine to be necessary or appropriate.

    (i)
    Deferral Account: The portion of a Director's Account to which is credited the Director's Deferrals and deemed investment gain or loss in accordance with Article II hereof (including, without limitation, the Director's interest in Reserve Account A, Reserve Account B and the WPS Stock Account).

    (ii)
    Deferred Stock Unit Account: The portion of a Director's Account to which is credited the Director's interest in the Deferred Stock Unit feature of the Plan described in Article III hereof.

    (b) Act: The Securities Act of 1933, as interpreted by regulations and rules issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Act shall be deemed to include reference to any successor provision thereto.

    (c) Available Investment Option: See Section 2.05(a).

    (d) Beneficiary: The person or entity designated by a Director to be his beneficiary for purposes of this Plan. If a Director designates his spouse as a beneficiary, such beneficiary designation automatically shall become null and void on the date of the Director's divorce or legal separation from such spouse. If a valid designation of Beneficiary is not in effect at time of the Director's death, the estate of the Director is deemed to be the sole Beneficiary. If a Beneficiary dies while entitled to receive distributions from the Plan, any remaining payments shall be paid to the estate of the Beneficiary. Beneficiary designations shall be in writing, filed with the Committee, and in such form as the Committee may prescribe for this purpose.

    (e) Board: The Board of Directors of the Company.

     (f) Code: The Internal Revenue Code of 1986, as interpreted by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Code shall be deemed to include reference to any successor provision thereto.

    (g) Committee: The Compensation and Nominating Committee of the Board.

    (h) Company: WPS Resources Corporation, or any successor corporation.

     (i) Deferral: An amount credited, in accordance with a Director's election, to the Director's Deferral Account under the Plan in lieu of the current payment of an equal amount of the Director Fees as cash compensation to the Director.

     (j) Director: A non-employee member of the Board or a non-employee member of the board of directors of a subsidiary or affiliate of the Company who is designated for participation by the Board.

    (k) Director Fees: Those fees, other than fees designated for the Deferred Stock Unit feature of the Plan, payable to a Director for services rendered on the Board (including attendance fees and fees for serving as a committee chair) or for service on the board of directors of a subsidiary or affiliate of the Company.

     (l) ERISA: The Employee Retirement Income Security Act of 1974, as interpreted by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of ERISA shall be deemed to include reference to any successor provision thereto.

    (m) Exchange Act: The Securities Exchange Act of 1934, as interpreted by regulations and rules issued pursuant thereto, all as amended and in effect from time to time. Any reference to a specific provision of the Exchange Act shall be deemed to include reference to any successor provision thereto.

    (n) Investment Period: See Section 2.05(c).

    (o) Investment Options: The hypothetical investment accounts described in Article II and such other investment options as the Committee may from time to time determine (which may, but need not, be based upon one or more of the investment options available under the Wisconsin Public Service Corporation Administrative Employees Savings Plan).

    (p) Stock Unit Accounts: The WPS Stock Account described in Section 2.04 and the Deferred Stock Unit Account described in Section 3.02.

    (q) Trust: The WPS Resources Corporation Deferred Compensation Trust or other funding vehicle which may from time to time be established, as amended and in effect from time to time.

    (r) WPS Resources Stock: The common stock, $1.00 par value, of the Company.

    (s) WPS Resources Stock Units: The hypothetical shares of WPS Resources Stock, that are credited to the WPS Stock Account and the Deferred Stock Unit Account in accordance with Sections 2.04 and 3.02, respectively.

  Section 1.02. Construction and Applicable Law.

    (a) Wherever any words are used in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are use in the singular or the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply. Titles of articles and sections are for general information only, and the Plan is not to be construed by reference to such items.

    (b) The Plan is to be construed and its validity determined according to the laws of the State of Wisconsin to the extent such laws are not preempted by federal law. In case any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, but the Plan shall, to the extent possible, be construed and enforced as if the illegal or invalid provision had never been inserted.

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ARTICLE II. DEFERRAL OF DIRECTOR FEES

  Section 2.01. Deferrals Of Director Fees.

    (a) Initial Deferral Election. A Director may elect, in such form and manner as the Committee may prescribe, to defer payment of all or a portion of the Director Fees that would otherwise be paid to the Director. A Director's election shall specify the percentage (in increments of 1% to a maximum of 100% or such lesser amount or percentage as may be established by the Committee) of the Director Fees that the Director wishes to defer. A validly executed election shall become effective with respect to Director Fees earned by the Director on and after the date on which the Director's deferral election is received and accepted by the Committee, or as soon thereafter as practicable. A Director's deferral election, once effective, shall remain in effect until modified by the Director in accordance with subsection (b) below or otherwise revoked in accordance with Plan rules.

    (b) Revised Deferral Election. A Director may modify his then current deferral election by filing a revised election form, properly completed and signed, with the Committee. A validly executed revised election will be effective with respect to Director Fees earned by the Director on and after the date on which the Director's revised deferral election is received and accepted by the Committee, or as soon thereafter as practicable. A Director's revised deferral election, once effective, shall remain in effect until again modified by the Director in accordance with this subsection (b) or otherwise revoked in accordance with Plan rules.

  Section 2.02. Reserve Account A.

    (a) Limited Purpose Account. Reserve Account A is limited compensation deferred by a Director prior to January 1, 1996, together with attributed earnings on such deferrals through December 31, 2000. Except for attributed earnings as described below, no further deferrals, contributions or credits of any kind will be made to this account on behalf of a Director.

    (b) Crediting of Interest Equivalent. As of the end of each Plan Year, Reserve Account A will be credited with an interest equivalent on the balance in the account from time to time during the year. The annual interest equivalent will be the sum (on a non-compounded basis) of the attributed earnings for each month during the year based on the account balance as of the last day of the month. Unless modified by the Committee, the interest equivalent rate for any month will be the greater of:

    (i)
    one-half of one percent (0.5%); or

    (ii)
    one-twelfth (1/12) of the consolidated return on common shareholders' equity of the Company and all consolidated subsidiaries (ROE). For the months of April through September, ROE means the consolidated return on equity of the Company and all consolidated subsidiaries for the twelve (12) months ended on the preceding March 31 as calculated pursuant to the Company's standard accounting procedure for financial reporting to shareholders. For the months October through March, ROE means return on equity as described above for the twelve (12) months ended on the preceding September 30.

    (c) Revised Rate. Subject to Article VI, the Committee may revise the interest equivalent rate or the manner in which it is calculated, but in no event shall the rate be less than six percent (6%) per annum. Any such revised rate shall be effective with the calendar month following such action by the Committee.

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  Section 2.03. Reserve Account B.

    (a) Availability. Reserve Account B is an Available Investment Option with respect to the deemed investment of a Director's Deferrals. It is credited with earnings equivalent based upon a percentage of the Company's return on equity for the year.

    (b) Crediting of Interest Equivalent. As of the end of each calendar quarter, the account will be credited with an interest equivalent on the balance in the account from time to time during the year. The quarterly interest equivalent will be the sum (on a non-compounded basis) of the attributed earnings for each month during the quarter based on the account balance as of the last day of each month. Unless modified by the Committee, the interest equivalent rate for any month will be the greater of:

    (i)
    one-half of one percent (0.5%); or

    (ii)
    seventy percent (70%) of one-twelfth (1/12) of the consolidated return on common shareholders equity of the Company and all consolidated subsidiaries (ROE). For the months of April through September, ROE means the consolidated return on equity of the Company and all consolidated subsidiaries for the twelve (12) months ended on the preceding March 31 as calculated pursuant to the Company's standard accounting procedure for financial reporting to shareholders. For the months October through March, ROE means return on equity as described above for the twelve (12) months ended on the preceding September 30.

    (c) Revised Rate. Subject to Article VI, the Committee may revise the interest equivalent rate or the manner in which it is calculated, but in no event shall the rate be less than six percent (6%) per annum. Any such revised rate shall be effective with the calendar month following such action by the Committee.

  Section 2.04. WPS Stock Account.

    (a) Availability. The WPS Stock Account is an Available Investment Option with respect to the deemed investment of a Director's Deferrals.

    (b) Conversion to WPS Stock Units. As of the end of each month, all Deferrals made by or on behalf of a Director during that month and allocated to the WPS Stock Account (the "Convertible Amount") are converted, for record keeping purposes, into whole and fractional WPS Resources Stock Units, with fractional units calculated to four decimal places. The conversion shall be accomplished by dividing each Director's Convertible Amount by the average purchase price of all shares of WPS Resources Stock purchased during that month by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan. Likewise, any dividends that would have been payable on the WPS Resources Stock Units credited to a Director's WPS Stock Account had such Units been actual shares of WPS Resources Stock shall be converted, for record keeping purposes, into whole and fractional WPS Resources Stock Units based on the average purchase price of all shares of WPS Resources Stock purchased by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan during the month in which the dividend is paid. Notwithstanding the foregoing, if for any month there are no open-market purchases by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan, the conversion shall be accomplished based upon the closing price of a share of WPS Resources Stock on the last date on the applicable month on which a share of WPS Resources Stock was traded, as reported in the Wall Street Journal's New York Stock Exchange Composite Transaction listing.

    (c) Conversion from WPS Stock Units. If a Director elects under Section 2.05(d) to reallocate all or any portion of his WPS Stock Account among the other Available Investment Options, the WPS Resources Stock Units to which such election relates shall be converted, for record keeping

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purposes, into an amount equal to the product of such units and the closing price of a share of WPS Resources Stock on the most recent date prior to the effective date of such reallocation on which a share of WPS Resources Stock was traded, as reported in the Wall Street Journal's New York Stock Exchange Composite Transaction listing.

  Section 2.05. Hypothetical Investment of Director Deferrals.

    (a) Available Investment Options. For purposes of directing the deemed investment of a Director's Deferrals under subsection (b) below and for purposes of reallocating the deemed investment of the Director's Deferral Account under subsection (d) below, the Available Investment Options shall be all of the Investment Options other than Reserve Account A.

    (b) Deemed Investment of Director Deferrals. In accordance with uniform rules prescribed by the Committee, each Director shall designate, in writing or in such other manner as the Committee may prescribe, how Deferrals made while the designation is in effect are credited among the Available Investment Options. When selecting more than one Available Investment Option, the Director shall designate, in whole multiples of 10% or such other percentage determined by the Committee, the percentage of his or her Deferrals to be credited to each Available Investment Option. If the Director fails to make a timely and complete investment designation, he or she shall be deemed to have elected that 100% of his or her Deferrals be credited to Reserve Account B or such other of the Available Investment Options specified by the Committee for this purpose. A Director's election or deemed election shall become effective with respect to Deferrals credited to the Director's Deferral Account on and after the date on which the Director's election is received and accepted by the Committee, and shall remain in effect unless and until modified by a subsequent election that becomes effective in accordance with the rules of this subsection.

    (c) Allocation of Deemed Investment Gain or Loss. On a quarterly basis or such other basis as the Committee may prescribe (the "Investment Period"), the Deferral Account of each Director will be credited (or charged) based upon the investment gain (or loss) that the Director would have realized with respect to his or her Deferral Account had the Account been invested in accordance with the terms of the Plan and where applicable, the Director's written election. Subject to the special rules set forth in this Article II with respect to Reserve Account A, Reserve Account B and the WPS Stock Account, the credit (or charge) shall be the sum, separately calculated for each of the Investment Options, of the product obtained by multiplying (i) the portion (if any) of the Director's Deferral Account as of the first day of the Investment Period that is deemed to have been invested in each Investment Option, and (ii) the rate of return experienced by that Investment Option during the Investment Period. The Committee, in its discretion, may prescribe alternate rules for the valuation of Participant Accounts, including, without limitation, the application of unit accounting principles.

    (d) Reallocation of Account. Subject to subsection (e) below, and in accordance with rules prescribed by the Committee, each Director may elect to reallocate his or her Deferral Account (other than the portion deemed to be invested in Reserve Account A) among the Available Investment Options. When selecting more than one Investment Option, the Director shall designate, in whole multiples of 10% or such other percentage determined by the Committee, the percentage of his or her Deferral Account (other than the portion deemed to be invested in Reserve Account A) that is deemed to be invested in each Available Investment Option after the investment reallocation is given effect. A Director's reallocation election made in any Investment Period shall become effective on the first day of the next Investment Period, or as soon thereafter as is practicable, and shall remain in effect unless and until modified by a subsequent election that becomes effective in accordance with the rules of this subsection. Other than a reallocation of a Director's Deferral Account pursuant to a revised investment election submitted by the Director, the deemed investment allocation of a Director will not be adjusted to reflect differences in the relative investment return realized by the various hypothetical Investment Options that the Director has designated.

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    (e) Securities Law Restrictions. Notwithstanding anything to the contrary herein, all elections under subsection (d) above by a Director who is subject to Section 16 of the Exchange Act are subject to review by the Committee prior to implementation. Further, the following reallocation transactions under subsection (d) above by a Director who is subject to Section 16 of the Exchange Act are prohibited: (i) elections to reallocate the deemed investment of the affected Director's Account into WPS Resources Stock Units within six (6) months of an election to reallocate deemed investments out of WPS Resources Stock Units; and (ii) elections to reallocate the deemed investment of the affected Director's Account out of WPS Resources Stock Units within six (6) months of an election to reallocate deemed investments into WPS Resources Stock Units (collectively, "Prohibited Transactions"). All Prohibited Transactions are void. In accordance with Section 7.02, the Committee may restrict additional transactions, or impose other rules and procedures, to the extent deemed desirable by the Committee in order to comply with the Exchange Act.

     (f) The foregoing provisions of this Section shall be effective on the first day of the month coincident with or next following the date on which shareholders of the Company approve the Plan as hereby amended and restated, or as soon thereafter as is practicable. Prior to implementation of the terms and conditions of this Section, a Participant's Account shall be credited with hypothetical investment gain or loss in accordance with the terms of the Plan as in effect on December 31, 2000.

  Section 2.06. Accounts are For Record Keeping Purposes Only.

    Plan Accounts and the record keeping procedures described herein serve solely as a device for determining the amount of benefits accumulated by a Director under the Plan, and shall not constitute or imply an obligation on the part of the Company to fund such benefits. In any event, the Company may, in its discretion, set aside assets equal to part or all of such Account balances and invest such assets in WPS Resources Stock, life insurance or any other investment deemed appropriate. Any such assets, including WPS Resources Stock and any other assets held under the Trust, shall be and remain the sole property of the Company and except to the extent that the Trust authorizes a Director to direct the trustee with respect to the voting of WPS Resources Stock held in the Trust, a Director shall have no proprietary rights of any nature whatsoever with respect to such assets.

ARTICLE III. DEFERRED STOCK UNITS

  Section 3.01. Deferred Stock Units.

    The Board may from time to time direct that a portion of the remuneration to be earned by a Director for service on the Board shall be credited under this Plan in the form of Deferred Stock Units. Any such direction shall be effective with respect to remuneration to be earned by the Director on and after the effective date of such direction, and shall continue in effect until modified or revoked by a subsequent direction of the Board. The Board's direction may provide either for the direct credit of Deferred Stock Units or for the mandatory deferral of a prescribed amount of cash remuneration that will be converted into WPS Stock Units in accordance with Section 3.02(b) below.

  Section 3.02. Deferred Stock Unit Account.

    (a) Limited Purpose "Buy Only" Account. A Director's Deferred Stock Unit Account is a "buy only" account limited to Deferred Stock Units allocated to the Director in accordance with Section 3.01 above. The Director is not able to exercise investment discretion with respect to his Deferred Stock Unit Account.

    (b) Conversion to WPS Stock Units. As of the end of each month, all deferrals directed by the Board during that month in accordance with Section 3.01 above shall be credited to the Director's Deferred Stock Unit Account. If the Board directs that a Director be credited with a prescribed number of WPS Resources Stock Units, the number of units so prescribed shall be credited to the

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Director's Deferred Stock Unit Account. If the Board directs that a Director be credited with WPS Resources Stock Units with a prescribed value, the value to be credited (the "Deferred Stock Unit Convertible Amount") will be converted, for record keeping purposes, into whole and fractional WPS Resources Stock Units, with fractional units calculated to four decimal places. The conversion shall be accomplished by dividing each Director's Deferred Stock Unit Convertible Amount by the average purchase price of all shares of WPS Resources Stock purchased during that month by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan. Any dividends that would have been payable on the WPS Resources Stock Units credited to a Director's Deferred Stock Unit Account had such Units been actual shares of WPS Resources Stock shall be converted, for record keeping purposes, into whole and fractional WPS Resources Stock Units based on the average purchase price of all shares of WPS Resources Stock purchased by or on behalf of the Trust and the WPS Resources Corporation Stock Investment Plan during the month in which the dividend is paid.

ARTICLE IV. DISTRIBUTION OF ACCOUNTS

  Section 4.01. Distribution Election.

    (a) Election. A Director, at the time he commences participation in the Plan, shall make a distribution election with respect to his Account. The election shall be in such form as the Committee may prescribe, and shall specify the distribution commencement date, the distribution period, and the distribution method applicable following the Director's death. Any such election shall be consistent with the following rules (or where the Director fails to make a selection, in accordance with the default rules set forth below):

    (i)
    Distribution Commencement Date. Unless the Director has selected a later commencement date (which in no event shall be later than the first distribution period following the Director's attainment of age 72), distribution of a Director's Account will commence within 60 days following the end of the calendar year in which occurs the Director's termination of service on the Board or, where applicable, termination of service on the board of a subsidiary or affiliate of the Company.

    (ii)
    Distribution Period. Distributions will be made in 1 to 15 annual installments, as elected by the Director.

    (iii)
    Distribution of Remaining Account Following Director's Death. In the event of the Director's death, the Director's remaining undistributed interest will be distributed to the Beneficiary designated by the Director in either a single sum payment or in installments, as elected by the Director. If the Director has elected that death benefits be paid in a single sum, the payment shall be made no later than March 1 following the calendar year in which occurs the Director's death. If the Director has elected that death benefits be paid in installments, (A) any installments previously commenced to the Director shall continue to the Beneficiary and (B) if installment distributions had not commenced as of the date of the Director's death, payments over the installment period elected by the Director shall commence to the Beneficiary no later than March 1 following the calendar year in which occurs the Director's death.

    (b) Effectiveness of Election. A distribution election shall be deemed made only when it is received and accepted as complete by the Committee, and shall remain in effect until modified by the Director in accordance with Section 4.02 below or otherwise revoked in accordance with Plan rules.

  Section 4.02. Modified Distribution Election.

    A Director may from time to time modify his distribution election by filing a revised distribution election, properly completed and signed, with the Committee. However, a revised distribution election

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will be given effect only if the Director remains an active member of the Board for twelve (12) consecutive months following the date that the revised election is received and accepted as complete by the Committee.

  Section 4.03. Calculation of Annual Distribution Amount.

    (a) Pre-2001 Retirees. For any Director whose retirement date is or who terminates service prior to January 1, 2001, distribution of the Director's Account will be calculated and made under the distribution provisions of the WPS Resources Corporation Deferred Compensation Plan applicable to the Director on the date of the Director's retirement or termination of service.

    (b) Post-2000 Retirees. For a Director who retires or terminates service after December 31, 2000, the annual distribution amount, unless the Committee specifies a different or alternate method, shall be calculated as follows:

    (i)
    The annual distribution amount for the Director's Account, other than the portion of the Account that is deemed to be invested in the Stock Unit Accounts (the "Distributable Account") shall be determined by dividing (A) the aggregate balance in the Distributable Account as of January 1 of the year for which the distribution is being made, by (B) the number of installment payments remaining to be made under the distribution period selected by the Director. Distributions shall be made in cash. The amount of any distribution under this Paragraph (i) will be charged pro-rata against the Director's interest in each Investment Option comprising the Distributable Account. Notwithstanding the foregoing, the last installment payment of the Distributable Account shall be adjusted to take into account deemed investment gains or losses for the period between the January 1 valuation date and the date of actual payment according to such methods and procedures adopted by the Committee.

    (ii)
    The annual distribution amount for each of the Stock Unit Accounts shall be determined on a share basis by dividing (A) the number of WPS Resources Stock Units credited to the relevant Stock Unit Account as of January 1 of the year for which the distribution is being made (subject to subsequent adjustment under Section 5.01), by (B) the number of installment payments remaining to be made under the distribution period selected by the Director, and then rounding the quotient obtained for all but the final installment to the next lowest whole number of WPS Resources Stock Units. The Committee will then direct that the Director receive shares of WPS Resources Stock and/or cash equal to the annual distribution amount. For any portion of the distribution that the Committee directs be satisfied by making a cash payment to the Director, the cash payment shall be determined by multiplying the annual distribution amount (or the portion of the annual distribution amount being satisfied in cash) by the closing price of WPS Resources Stock on January 21 of the year in which the distribution is being made, as such share price is reported in the Wall Street Journal's New York Stock Exchange Composite Transactions listing. If January 21 falls on a Saturday, Sunday or holiday, the calculation of the cash portion of the distributions will be made based upon the closing price as reported for the immediately preceding business day. The amount of any distribution under this Paragraph (ii) will be charged pro-rata against the Participant's interest in the WPS Stock Account and the Deferred Stock Unit Account.

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  Section 4.04. Time of Distribution.

    Subject to the provisions of Sections 5.01 and 6.02, WPS Resources Stock distributed to a Director shall be distributed on January 22 (or if January 22 falls on a Saturday, Sunday or holiday, the immediately following business day). For distribution and tax reporting purposes, the value of WPS Resources Stock distributed shall equal the number of shares distributed multiplied by the closing price of WPS Resources Stock on January 21 (or if January 21 falls on a Saturday, Sunday or holiday, the immediately preceding business day) of the year in which the distribution is being made as reported in the Wall Street Journal's New York Stock Exchange Composite Transaction listing. The cash portion of any distribution will be made no later than March 1 of the year for which the distribution is being made.

  Section 4.05. Other Distribution Rules.

    (a) Limit on Shares. Subject to adjustment as provided in subsection (b) below, the total number of authorized but previously unissued shares of WPS Resources Stock which may be distributed to Directors pursuant to the Plan shall be one hundred thousand (100,000), which number shall not be reduced by or as a result of (i) any cash distributions pursuant to the Plan or (ii) the distribution to Directors pursuant to the Plan of any outstanding shares of WPS Resources Stock purchased by or on behalf of the Trust.

    (b) Adjustments to Stock. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure affecting WPS Resources Stock, such adjustment shall be made in the number and class of shares which may be distributed pursuant to the Plan as may be determined to be appropriate and equitable by the Committee in its sole discretion.

ARTICLE V. RULES WITH RESPECT TO WPS RESOURCES STOCK
AND WPS RESOURCES STOCK UNITS

  Section 5.01. Transactions Affecting WPS Resources Stock.

    In the event of any merger, share exchange, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting WPS Resources Stock, the Committee may make appropriate equitable adjustments with respect to the WPS Resources Stock Units (if any) credited to the Account of each Director, including without limitation, adjusting the date as of which such units are valued and/or distributed, as the Committee determines is necessary or desirable to prevent the dilution or enlargement of the benefits intended to be provided under the Plan.

  Section 5.02. No Shareholder Rights With Respect to WPS Resources Stock Units.

    Directors shall have no rights as a stockholder pertaining to WPS Resources Stock Units credited to their Stock Account. No WPS Resources Stock Unit nor any right or interest of a Director under the Plan in any WPS Resources Stock Unit may be assigned, encumbered, or transferred, except by will or the laws of descent and distribution. The rights of a Director hereunder with respect to any WPS Resources Stock Unit are exercisable during the Director's lifetime only by him or his guardian or legal representative.

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ARTICLE VI. SPECIAL RULES APPLICABLE IN THE EVENT OF A CHANGE IN
CONTROL OF THE COMPANY

  Section 6.01. Definitions.

    For purposes of this Article VI, the following terms shall have the following respective meanings:

    (a) An "Affiliate" of, or a person "affiliated" with, a specified person is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified and the term "Associate" used to indicate a relationship with any person, means (i) any corporation or organization (other than the registrant or a majority-owned subsidiary of the registrant) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the registrant or any of its parents or subsidiaries.

    (b) A person shall be deemed to be the "Beneficial Owner" of any securities:

    (i)
    which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, or other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or (B) securities issuable upon exercise of Rights pursuant to the terms of the Company's Rights Agreement with Firstar Trust Company, dated as of December 12, 1996, as amended from time to time (or any successor to such Rights Agreement) at any time before the issuance of such securities;

    (ii)
    which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

    (iii)
    which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in subsection (b)(ii) above) or disposing of any voting securities of the Company.

    (c) A "Change in Control" shall be deemed to have occurred if:

    (i)
    any Person (other than any employee benefit plan of the Company or of any subsidiary of the Company, any Person organized, appointed or established pursuant to the terms of any such benefit plan or any trustee, administrator or fiduciary of such a plan) is or

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      becomes the Beneficial Owner of securities of the Company representing at least 30% of the combined voting power of the Company's then outstanding securities;

    (ii)
    one-half or more of the members of the Board are not Continuing Directors;

    (iii)
    there shall be consummated any merger, consolidation, or reorganization of the Company with any other corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are owned by the former shareholders of the Company other than a shareholder who is an Affiliate or Associate of any party to such consolidation or merger;

    (iv)
    there shall be consummated any merger of the Company or share exchange involving the Company in which the Company is not the continuing or surviving corporation other than a merger of the Company in which each of the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

    (v)
    there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a Person which is not a wholly owned subsidiary of the Company; or

    (vi)
    the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

    (d) "Continuing Director" means (i) any member of the Board of Directors of the Company who was a member of such Board on May 1, 1997, (ii) any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on such Board and (iii) additional directors elected by a majority of the Continuing Directors then on such Board.

    (e) "Person" means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

  Section 6.02. Amendments in Connection with a Change in Control.

    (a) Board Authority to Amend or Terminate Plan. Prior to the occurrence of a Change in Control, the Board may exercise its authority under Section 7.04, including, to the extent deemed necessary or desirable by the Board in anticipation of a Change in Control, any of the following actions:

    (i)
    The Board may amend the Plan to eliminate WPS Resources Stock Units and cause the value of such units as of the Amendment date (such value to be determined under Section 2.04(c) to be reallocated to Reserve Account B. The term "Amendment Date" means the date on which an amendment to the Plan is validly adopted or the date on which the amendment is or purports to be effective, whichever is later.

    (ii)
    The Board may terminate the Plan and require that all benefits accrued to the date of termination (or such later date as the Board specifies) be distributed to Participants (or Beneficiaries) in a single sum regardless of a Participant's prior election as to the form and timing of benefit payments.

    (b) Automatic Amendments. Unless terminated by the Board pursuant to subsection (a)(ii), the Plan shall automatically be amended upon a Change in Control to provide that:

    (i)
    The rate of interest equivalent to be credited with respect to reserve Account A for each month following the Change in Control shall be the greater of (A) the rate of interest equivalent applicable with respect to Reserve Account A if such amount were calculated based upon the consolidated return on common shareholders equity of the Company

11

      (including for this purpose any successor corporation that is the survivor of a merger with the Company or any successor to that corporation) and all subsidiaries, and (B) a rate equal to two (2) percentage points above the prime lending rate at Firstar Bank, N.A. (or any successor thereto) as of the last business day of that month; and

    (ii)
    The rate of interest equivalent to be credited with respect to Reserve Account B for each month following the Change in Control shall be the greater of (A) the rate of interest equivalent otherwise applicable with respect to Reserve Account B if such amount were calculated based upon the consolidated return on common shareholders equity of the Company (including for this purpose any successor corporation that is the survivor of a merger with the Company or any successor to that corporation) and all subsidiaries, and (B) a rate equal to two (2) percentage points above the prime lending rate at Firstar Bank, N.A. (or any successor thereto) as of the last business day of that month. The minimum rate of interest equivalent under clause (B) shall cease to apply on the third anniversary of the Change in Control in the event that the Director is actively serving on the Board of the Company (or any subsidiary or affiliate of the Company) on such date.

    (c) Prohibition on Certain Amendments. Notwithstanding the foregoing, on or after the effective date of a Change in Control, the Board or company may not, without the written consent of the affected Director (or in the case of a deceased Director, the Director's beneficiary) amend the Plan or take an action to terminate the Plan that would:

    (i)
    Result in a decrease in the number of, or a change in the type of, Available Investment Options that were made available under the Plan immediately prior to the Change of Control; or

    (ii)
    Cause the Accounts to be valued under Section 2.05(c) less frequently than quarterly; or

    (iii)
    Impair or otherwise limit a Participant's rights to reallocate his Accounts under Section 2.05(d) as in effect on the date immediately prior to the Change in Control; or

    (iv)
    Decrease the interest rate credited under Reserve Account A or Reserve Account B as determined pursuant to subsection (b) above, except as specifically provided therein; or

    (v)
    Eliminate the distribution options made available under Section 4.01 or otherwise terminate any distribution elections then in effect.

  Section 6.03. Resolution of Disputes.

    If, after a Change in Control, (a) a dispute arises with respect to the enforcement of the Director's rights under the Plan, or (b) any legal proceeding shall be brought to enforce or interpret any provision contained in the Plan or to recover damages for breach of the Plan, in either case so long as the Director is not acting in bad faith or otherwise pursuing a course of action that a reasonable person would determine to be frivolous, the Director shall recover from the Company any reasonable attorneys' fees and necessary costs and disbursements incurred as a result of such dispute or legal proceeding ("Expenses"), and prejudgment interest on any money judgment obtained by the Director calculated at the rate of interest announced by Firstar Bank Milwaukee, Milwaukee, Wisconsin (or any successor thereto), from time to time as its prime or base lending rate from the date that payments to the Director should have been made under this Plan. Within ten (10) days after the Director's written request therefor, the Company shall pay to the Director, or such other person or entity as the Director may designate in writing to the Company, the Director's Expenses in advance of the final disposition or conclusion of any such dispute or legal proceeding. In the case of a deceased Director, this Section shall apply with respect to the Director's Beneficiary or estate.

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ARTICLE VII. GENERAL PROVISIONS

  Section 7.01. Administration.

    The Committee shall administer and interpret the Plan and supervise preparation of Director elections, forms, and any amendments thereto. To the extent necessary to comply with applicable conditions of Rule 16b-3, the Committee shall consist of not less than two members of the Board, each of whom is also a director of the Company and qualifies as a "non-employee director" for purposes of Rule 16b-3. If at any time the Committee shall not be in existence or not be composed of members of the Board who qualify as "non-employee", then all determinations affecting Directors who are subject to Section 16 of the Exchange Act shall be made by the full Board. The Committee may, in its discretion, delegate any or all of its authority and responsibility; to the extent of any such delegation, any references herein to the Committee shall be deemed references to such delegee. Interpretation of the Plan shall be within the sole discretion of the Committee and shall be final and binding upon each Director and Beneficiary. The Committee may adopt and modify rules and regulations relating to the Plan as it deems necessary or advisable for the administration of the Plan. If any delegee of the Committee shall also be a Director or Beneficiary, any determinations affecting the delegee's participation in the Plan shall be made by the Committee.

  Section 7.02. Restrictions to Comply With Applicable Law.

    (a) General Restrictions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of WPS Resources Stock under the Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. In addition, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. The Committee shall administer the Plan so that transactions under the Plan will be exempt from Section 16 of the Exchange Act, and shall have the right to restrict any transaction, or impose other rules and requirements, to the extent it deems necessary or desirable for such exemption to be met.

    (b) Restriction on Transfer. Shares of WPS Resources Stock issued under the Plan may not be sold or otherwise disposed of except (i) pursuant to an effective registration statement under the Act, or in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act; and (ii) in compliance with state securities laws. Further, as a condition to issuance of shares of WPS Resources Stock under the Plan, the Director, his Beneficiary or his heirs, legatees or legal representatives, as the case may be, shall execute and deliver to the Company a restrictive stock transfer agreement in such form, and subject to such terms and conditions, as shall be reasonably determined or approved by the Committee, which agreement, among other things, may impose certain restrictions on the sale or other disposition of any shares of stock acquired under the Plan. The Committee may waive the foregoing restrictions, in whole or in part, in any particular case or cases or may terminate such restrictions whenever the Committee determines that such restrictions afford no substantial benefit to the Company.

    (c) Additional Restrictions; Legends. All shares of WPS Resources Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the Plan and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificates to make appropriate references to such restrictions.

  Section 7.03. Director Rights Unsecured.

    (a) Unsecured Claim. The right of a Director or his Beneficiary to receive a distribution hereunder shall be an unsecured claim, and neither the Director nor any Beneficiary shall have any rights in or against any amount credited to his Account or any other specific assets of the Company or any affiliate

13

of the Company. The right of a Director or Beneficiary to the payment of benefits under this Plan shall not be assigned, encumbered, or transferred, except by will or the laws of descent and distribution. The rights of a Director hereunder are exercisable during the Director's lifetime only by him or his guardian or legal representative.

    (b) Contractual Obligations. The Company may authorize the creation of a trust or other arrangements to assist it in meeting the obligations created under the Plan. However, any liability to any person with respect to the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company or any affiliate of the Company. Nothing contained in this Plan and no action taken pursuant to its terms shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Director or Beneficiary, or any other person.

  Section 7.04. Amendment or Termination of Plan.

    There shall be no time limit on the duration of the Plan. Except as otherwise limited pursuant to Section 6.02, the Board (or where specified herein, the Committee) may at any time amend or terminate the Plan, including but not limited to modifying the terms and conditions applicable to (or otherwise eliminating) Deferrals to be made on or after the amendment or termination date; provided, however, that no amendment or termination may reduce or eliminate any Account balance accrued to the date of such amendment or termination (except as such Account balance may be reduced as a result of investment losses allocable to such Accounts).

  Section 7.05. Administrative Expenses.

    Costs of establishing and administering the Plan will be paid by the Company.

  Section 7.06. Successors and Assigns.

    This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Directors and their heirs, executors, administrators, and legal representatives.

14

The Board of Directors recommends a vote FOR all proposals.

1.	ELECTION OF DIRECTORS:
01 Richard A. Bemis and 02 Robert C. Gallagher
FOR ALL NOMINEES EXCEPT
	THOSE WRITTEN IN THE SPACE BELOW	/ /
	WITHHOLD AUTHORITY FOR ALL NOMINEES	/ /
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

2.	Approval of the WPS Resources Corporation 2001 Omnibus Incentive Compensation Plan
/ / FOR / / AGAINST / / ABSTAIN
3.	Approval of the Amended and Restated WPS Resources Corporation Deferred Compensation Plan
/ / FOR / / AGAINST / / ABSTAIN
4.	Approval of the WPS Resources Corporation Non-Employee Director Deferred Compensation and Deferred Stock Unit Plan
/ / FOR / / AGAINST / / ABSTAIN

Please mark one box only for each of the four proposals presented, sign exactly as your name is printed on this card, date, and RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature(s) of shareholder(s)
If a joint account, both shareholders must sign.

Date:	, 2001

Toll Free Telephone Number	Control Number
1-877-550-2959

(Arrow) To Vote by Mail, please detach proxy card at perforation (Arrow)
The above form is your proxy.
Please read both sides, vote, sign exactly as your name appears, date, detach at the perforation, and return promptly in the enclosed postage-paid envelope.

WPS RESOURCES CORPORATION
700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001

Instructions for Voting Your Proxy

WPS Resources Corporation is now offering shareholders of record three alternatives to vote your proxy. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card.

By Telephone — available until midnight Eastern Time on May 2, 2001
•	On a touch tone telephone, call TOLL FREE 1-877-550-2959, 24 hours a day, 7 days a week.
•	You will be asked to enter ONLY the 6-digit CONTROL NUMBER shown on the lower right corner of your proxy card above.
•	To vote as the Board of Directors recommends on ALL proposals: press 1
•	If you choose to vote on each item separately, press 0. You will hear these instructions:
Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9; to WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for all remaining items to be voted. When asked, you must confirm your vote by pressing 1.
Through the Internet — available until midnight Eastern Time on May 2, 2001
•	Visit the Internet voting website at http://www.proxyvoting.com/wps
•	Enter the 6-digit CONTROL NUMBER shown on the lower right corner of your proxy card above and follow the instructions on your screen.
•	You will incur only your usual Internet charges.

If you vote by phone or Internet — DO NOT mail the proxy card.

By Mail — simply complete, sign, date and return the proxy card in the postage-paid envelope

Thank you for voting.

PROXY — WPS RESOURCES CORPORATION
Proxy solicited on behalf of the Board of Directors for the Annual Shareholders Meeting
to be held on May 3, 2001

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR APPROVAL OF PROPROSALS 2, 3 AND 4.

The shareholder(s) hereby appoints Larry L. Weyers and Barth J. Wolf as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this form and, at their discretion, upon such other business as may properly come before the meeting, all the shares of common stock of WPS Resources Corporation held of record by the undersigned on March 6, 2001, at the Annual Shareholders Meeting to be held on May 3, 2001, at 10:00 A.M., CDT, or any adjournment thereof:

(This proxy is continued, and is to be signed and dated on the reverse side.)

Please check this box if you plan to attend the Annual Shareholders Meeting. / / Number attending

Indicate in the space below any topics which you believe should be addressed as part of management's presentation at the Annual Shareholders Meeting.

DIRECTIONS TO THE WEIDNER CENTER,
UNIVERSITY OF WISCONSIN — GREEN BAY

Recommended routes to
University of Wisconsin — Green Bay

The City Route:
54-57 (University Ave.) to the University Ave. Nicolet Drive exit. Nicolet Drive to the campus main entrance.

 The Scenic Route:
Monroe-Quincy (57) or Webster Ave. north from downtown Green Bay to East Shore Drive, East along the bay to the campus. N. Irwin Ave. or Danz Ave. may also be taken north to East Shore Drive.	[MAP]

From 41 South, 41-141 North:
I-43 South (Tower Drive) to exit 185 (54-57), or 172 East to I-43, then north to Exit 185 (54-57), 54-57 to University Ave.-Nicolet Drive exit, Nicolet Drive to campus.

 From Austin-Straubel Field:
172 East to I-43, then north to Exit 185 (54-57), 54-57 to University Ave.-Nicolet Drive exit, Nicolet Drive to campus.

 From I-43 South:
I-43 North to Exit 185 (54-57), 54-57 to University Ave.-Nicolet Drive exit, Nicolet Drive to campus.

 From 29 East:
29 West to I-43 North, I-43 to Exit 185 (54-57), 54-57 to University Ave.-Nicolet Drive exit, Nicolet Drive to campus.	[MAP]

QuickLinks

PROXY STATEMENT
FREQUENTLY ASKED QUESTIONS
Class A — Term Expiring in 2001
Class B — Term Expiring in 2002
Class C — Term Expiring in 2003
Summary Compensation Table
Option Grants to Named Executives in Last Fiscal Year
Aggregated Options in Last Fiscal Year and FY-End Option Values
COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE GRAPH
Comparison of Five-Year Cumulative Total Return (1)
Audit Committee Report (1)
Board Compensation and Nominating Committee Report
Base Salary
Short-Term Variable Pay Plan
Long-Term Incentive Plan
CEO Compensation and Evaluation
Policy on Deductibility of Compensation
Executive Benefit Plans
Pension Plan Table Lump Sum Retirement Benefits at January 1, 2001 For Years of Service Indicated
APPROVAL OF PROPOSED 2001 OMNIBUS INCENTIVE COMPENSATION PLAN
Material Terms of the 2001 Omnibus Incentive Compensation Plan
Tentative Performance Share Grants 2001 Omnibus Incentive Compensation Plan
Federal Income Tax Consequences
Other Disclosures
APPROVAL OF PROPOSED AMENDED AND RESTATED DEFERRED COMPENSATION PLAN
WPS Resources Corporation Deferred Compensation Plan (prior to Restatement)
APPROVAL OF PROPOSED NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION AND DEFERRED STOCK UNIT PLAN
WPS Resources Corporation Deferred Compensation Plan (prior to Restatement)
COMMON SHARE PURCHASE RIGHTS
OTHER BUSINESS
ANNUAL REPORTS
FUTURE SHAREHOLDER PROPOSALS
APPENDIX A WPS RESOURCES CORPORATION CHARTER AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
WPS RESOURCES CORPORATION 2001 OMNIBUS INCENTIVE COMPENSATION PLAN
WPS RESOURCES CORPORATION DEFERRED COMPENSATION PLAN As Amended and Restated Effective January 1, 2001
WPS RESOURCES CORPORATION DEFERRED COMPENSATION PLAN
ARTICLE I. DEFINITIONS AND CONSTRUCTION
ARTICLE II. PARTICIPATION
ARTICLE III. DEFERRALS OF COMPENSATION
ARTICLE IV. HYPOTHETICAL INVESTMENT OPTIONS
ARTICLE V. ACCOUNTING AND HYPOTHETICAL INVESTMENT ELECTIONS
ARTICLE VI. DISTRIBUTION OF ACCOUNTS
ARTICLE VII. RULES WITH RESPECT TO WPS RESOURCES STOCK AND WPS RESOURCES STOCK UNITS
ARTICLE VIII. SPECIAL RULES APPLICABLE IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY
ARTICLE IX. GENERAL PROVISIONS
WPS RESOURCES CORPORATION NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION AND DEFERRED STOCK UNIT PLAN As Amended and Restated Effective January 1, 2001
WPS RESOURCES CORPORATION NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION AND DEFERRED STOCK UNIT PLAN
ARTICLE I. DEFINITIONS AND CONSTRUCTION
ARTICLE II. DEFERRAL OF DIRECTOR FEES
ARTICLE III. DEFERRED STOCK UNITS
ARTICLE IV. DISTRIBUTION OF ACCOUNTS
ARTICLE V. RULES WITH RESPECT TO WPS RESOURCES STOCK AND WPS RESOURCES STOCK UNITS
ARTICLE VI. SPECIAL RULES APPLICABLE IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY
ARTICLE VII. GENERAL PROVISIONS